As filed with the Securities and Exchange                      File No. 33-41694
Commission on February 21, 1997                                File No. 811-6352


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 20

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 28

                             AETNA SERIES FUND, INC.
                             -----------------------

             151 Farmington Avenue RC4A, Hartford, Connecticut 06156
             -------------------------------------------------------
                                 (860) 273-7834

                            Susan E. Bryant, Counsel
                    Aetna Life Insurance and Annuity Company
             151 Farmington Avenue RC4A, Hartford, Connecticut 06156
             -------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:


         March 3, 1997 pursuant to paragraph (a)(3) of Rule 485 (Request for
     X   acceleration has been included with this filing).
    ---




Aetna Series Fund has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed its Rule 24f-2 Notice for its fiscal year ended October 31, 1996 on December 27, 1996.

                             Aetna Series Fund, Inc.
                              Cross-Reference Sheet

Form N-1A
Item No.                                             Caption in Prospectus
--------                                             ---------------------
1.    Cover Page                                     Cover Page
2.    Synopsis                                       Fees Tables; Highlights
3.    Condensed Financial Information                Financial Highlights
4.    General Description of Registrant              Description of the Fund
                                                     Risk Factors and Other Considerations
                                                     Investment Restrictions
                                                     General Information
5.    Management of the Fund                         Management; Portfolio Management
5A.   Management's Discussion of Fund Performance    Financial Highlights
6.    Capital Stock and Other Securities             General Information
                                                     Shareholder Services
                                                     Distributions
                                                     Taxes
7.    Purchase of Securities Being Offered           Shareholder Services
                                                     Management
                                                     Net Asset Value
                                                     Fees and Charges (Adviser Class Prospectus only)
8.    Redemption or Repurchase                       Shareholder Services
                                                     Fees and Charges (Adviser Class Prospectus only)
9.    Pending Legal Proceedings                      None - Not applicable

                      Part B                         Caption in Statement of Additional Information
                                                     ----------------------------------------------
10.   Cover Page                                     Cover Page
11.   Table of Contents                              Table of Contents
12.   General Information and History                General Information and History
13.   Investment Objectives and Policies             Additional Investment Restrictions and Policies Investment
                                                     Techniques

Form N-1A
Item No.                                             Caption in Statement of Additional Information
--------                                             ----------------------------------------------
14.   Management of the Fund                         Directors and Officers
15.   Control Persons and Principal Holders of       Control Persons and Principal Shareholders
      Securities
16.   Investment Advisory and Other Services         The Investment Advisory Agreements
                                                     The Subadvisory Agreements
                                                     The Administrative Services Agreement
                                                     Distribution Arrangements
                                                     Custodian
                                                     Independent Auditors
                                                     The License Agreement
17.   Brokerage Allocation and Other Practices       Brokerage Allocation and Trading Policies
18.   Capital Stock and Other Securities             Description of Shares
19.   Purchase, Redemption and Pricing of            Sale and Redemption of Shares
      Securities Being Offered                       Net Asset Value
                                                     Distribution Arrangements
20.   Tax Status                                     Tax Status
21.   Underwriters                                   Principal Underwriter
                                                     Distribution Arrangements
22.   Calculation of Performance Data                Performance Information
23.   Financial Statements                           Financial Statements

                                     Part C

                               Other Information
                               -----------------
Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

                                 Select Class

                                                                         Aetna
                                                                  Mutual Funds
                                                                    Prospectus


[Aetna logo] March 3, 1997
 -----------------------------------------------------------------------------

Aetna Series Fund, Inc. (Fund) is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (Series) with different investment objectives, policies and restrictions. Currently, each Series is authorized to offer two classes of shares, the Select Class and the Adviser Class. Select Class shares are no-load, which means you do not pay any sales charges, distribution or service fees.


This Prospectus sets forth concisely the information about the Fund and its Series that you should know before investing. Please read this Prospectus carefully before investing and retain for future reference. Additional information about the Fund and its Series, including a Statement of Additional Information (Statement) dated March 3, 1997, has been filed with the Securities and Exchange Commission (Commission). The Statement is incorporated by reference into this Prospectus and is available upon request and without charge by calling 1-800-367-7732 or by writing to Aetna Series Fund, Inc., at 151 Farmington Avenue, Hartford, Connecticut 06156-8962. Additional information filed with the Commission can be obtained by contacting the Commission at its Web Site (http://www.sec.gov).


This Prospectus is for investors eligible to purchase Select Class shares. A separate Prospectus is available for investors eligible to purchase Adviser Class shares. Sales charges, expenses and performance will vary with respect to each class.

Investment Objectives
 -----------------------------------------------------------------------------
Aetna Money Market Fund
seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.
   Although the Money Market Fund will strive to maintain a $1.00 net asset value per share, there is no assurance that it will be able to do so. Investments in this Series are neither insured nor guaranteed by the U.S. Government.

Aetna Government Fund seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Aetna Bond Fund seeks to provide as high a level of total return (i.e., income and capital appreciation) as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Aetna Fund seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Aetna Fund may involve less investment risk than a portfolio consisting entirely of common stocks.

Aetna Growth and Income Fund seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

Aetna Growth Fund seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


Aetna Index Plus Fund seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index (S&P 500), a stock market index composed of 500 common stocks selected by the Standard & Poor's Corporation.


Aetna Small Company Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Aetna International Growth Fund seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

2  Aetna Mutual Funds Prospectus

Table of Contents


Highlights                                               4
Fee Tables                                               6
Financial Highlights                                    10
Description of the Fund                                 16
Risk Factors and Other Considerations                   22
Investment Restrictions                                 27
Shareholder Services                                    28
Other Features                                          34
Cross Investing                                         35
Management                                              36
Portfolio Management                                    38
Distributions                                           40
Net Asset Value                                         40
Taxes                                                   40
General Information                                     42
Performance Data                                        43
Appendix A--Glossary of Investment Terms                44
Appendix B--Description of Corporate Bond Ratings       47

                                              Aetna Mutual Funds Prospectus  3

Highlights

What is a Mutual Fund and What are its Advantages? A mutual fund pools the money of a number of investors and invests in a portfolio of securities on their behalf. Mutual funds allow you to spread risk through diversification and to benefit from professional management. You have immediate access to your money simply by writing a letter or, in the case of the Aetna Money Market Fund, by writing a check.

What Series are Offered? The following mutual funds are offered by this Prospectus, each with its own objective and policies and all of which are diversified portfolios under the Investment Company Act of 1940 (1940 Act). See "Description of the Fund."

[ ] Aetna Money Market Fund -- (Money Market)

[ ] Aetna Government Fund -- (Government)

[ ] Aetna Bond Fund -- (Bond)

[ ] The Aetna Fund -- (Aetna Fund), a balanced fund

[ ] Aetna Growth and Income Fund -- (Growth and Income)

[ ] Aetna Growth Fund -- (Growth)


[ ] Aetna Index Plus Fund -- (Index Plus)


[ ] Aetna Small Company Fund -- (Small Company)

[ ] Aetna International Growth Fund -- (International Growth)

What are the Risks? The different types of securities purchased and investment techniques used by the above mutual funds involve varying amounts of risk. For more information, see "Risk Factors and Other Considerations."

What is the Difference Between Select and Adviser Class Shares? Two classes of shares are available, the Select Class shares and the Adviser Class shares. Select Class shares are only offered to (1) certain retirement plans and wrap fee programs; (2) salaried employees and persons retired from salaried positions (including members of employees' and retired persons' immediate families) of Aetna Life Insurance and Annuity Company (Aetna) and its affiliates; (3) certain insurance companies (including their separate accounts); (4) registered investment companies; (5) investment advisers and broker-dealers acting for their own account; (6) persons who were and remained shareholders from the time Adviser Class shares were first offered and their immediate family members; (7) the Fund's Board of Directors (Directors) and (8) members of such other groups as may be approved by the Directors.

4  Aetna Mutual Funds Prospectus

   Select Class shares are no-load, which means you do not pay any sales charges, distribution or service fees. Adviser Class shares are subject to a contingent deferred sales charge at a maximum rate of 1%, declining to 0% after 4 years from the date of initial purchase (except for direct purchases into Money Market.) Additionally, Adviser Class shares are subject to a distribution fee at an annual rate of 0.50% (0.00% for Money Market) and a service fee at an annual rate of 0.25% (0.10% for Money Market) of the average daily net assets.

How Can I Purchase Shares? You may purchase shares by completing an application and sending it as described under "Shareholder Services." Your initial purchase must be for a minimum of $1,000 for each Series with a minimum of $500 for Individual Retirement Accounts (IRA). Participants in employer-sponsored retirement plans should refer to their plan materials. We also offer a systematic investment program that enables you to purchase shares on a regular basis. See "Shareholder Services" and "Other Features" for complete details.

When Can I Redeem Shares? Shares may be redeemed on each day that the New York Stock Exchange (NYSE) is open for business. Select Class shares are redeemable at net asset value. See "Shareholder Services" for further information.

Who is Managing the Assets? Aetna serves as the investment adviser for each of the Series and Aeltus Investment Management, Inc. (Aeltus) serves as the subadviser for each of the Series. Aetna and Aeltus (collectively, the "Adviser") are both indirect wholly-owned subsidiaries of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc.

  See "Management" for further information.

What if I have Additional Questions? Shareholders enjoy a high level of customer service. Please call 1-800-367-7732 if you have questions about your account or would like to initiate a transaction. Please call 1-800-238-6263 if you would like to receive an additional prospectus, application or information about the Fund.

                                              Aetna Mutual Funds Prospectus  5

Fee Tables

The following is provided to assist you in understanding the various charges and expenses that you would bear directly or indirectly as a shareholder. For a complete description of these charges and expenses, see "Management."
 -----------------------------------------------------------------------------
                Select Class Shareholder Transaction Expenses

Select Class shares are not subject to Shareholder Transaction Expenses which include sales charges on purchases, deferred sales charges on redemptions, sales charges on dividend reinvestments and exchange fees.
 -----------------------------------------------------------------------------

                                 Select Class
                          Annual Operating Expenses
                (as a percentage of average daily net assets)


                                                                                  Total
                                                                                Operating
                          Management/      Administrative        Other           Expenses
                          Advisory Fee          Fee             Expenses        (after fee
                           (after fee        (after fee          (after       waiver/expense
                            waiver)           waiver)        reimbursement)  reimbursement)(1)
---------------------    -------------     --------------    --------------  -----------------
Money Market                  0.07%             0.25%             0.18%            0.50%
Government                    0.00%             0.00%             0.70%            0.70%
Bond                          0.09%             0.25%             0.41%            0.75%
Aetna Fund                    0.80%             0.25%             0.26%            1.31%
Growth and Income             0.68%             0.25%             0.15%            1.08%
Growth                        0.70%             0.25%             0.33%            1.28%
Index Plus(2)                 0.30%             0.25%             0.15%            0.70%
Small Company                 0.85%             0.25%             0.34%            1.44%
International Growth          0.85%             0.25%             1.07%            2.17%


(1) From time to time, Aetna may agree to waive all or a portion of its Management/Advisory Fee and/or its Administrative Fee for a particular Series and to reimburse some or all of a particular Series' Other Expenses. Such fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

(2) Inception date December 10, 1996.
    The expenses shown above are based on the year ended October 31, 1996 and reflect the most current fee waiver/expense reimbursement arrangements as of the date of this Prospectus. Fee waiver/expense reimbursement arrangements are currently in effect for Money Market, Government, Bond and Index Plus. These arrangements limit the Total Operating Expenses to the amounts shown above. Without these arrangements, Management/Advisory Fees, Administrative Fees and Total Operating Expenses would have been 0.40%, 0.25%, and 0.83% for Money Market; 0.50%, 0.25%, and 1.57% for Government; and 0.50%, 0.25%, and 1.16% for Bond. For Index Plus, Management/Advisory Fees and Total Operating Expenses are estimated to be 0.45% and 0.85%, respectively. These are based on estimated amounts for the current fiscal year. With respect to Money Market, Aetna may waive or reimburse an amount that would lower the Total Operating Expenses shown above.

 -----------------------------------------------------------------------------

6  Aetna Mutual Funds Prospectus

 -----------------------------------------------------------------------------
                                 Select Class
                                   Example

Using the above percentages, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:


                        1 Year    3 Years    5 Years    10 Years
---------------------   ------    -------    -------    --------
Money Market              $ 5       $16       $ 28        $ 63
Government                  7        22         39          87
Bond                        8        24         42          93
Aetna Fund                 13        42         72         158
Growth and Income          11        34         60         132
Growth                     13        41         70         155
Index Plus                  7        22         39          87
Small Company              15        46         79         172
International Growth       22        68        116         250


This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.


 -----------------------------------------------------------------------------
                                Adviser Class
                       Shareholder Transaction Expenses


                                                      Deferred Sales
                                                        Charge on
                                 Sales Charge          Redemptions
                                 on Purchases        (as a percentage     Sales Charge
                               (as a percentage       of redemption        on Dividend      Exchange
                              of purchase price)       proceeds)(1)       Reinvestment         Fee
 -------------------------    ------------------     ----------------     -------------     --------
Money Market                         None                  1.0%               None            None
Government                           None                  1.0%               None            None
Bond                                 None                  1.0%               None            None
Aetna Fund                           None                  1.0%               None            None
Growth and Income                    None                  1.0%               None            None
Growth                               None                  1.0%               None            None
Index Plus                           None                  1.0%               None            None
Small Company                        None                  1.0%               None            None
International Growth                 None                  1.0%               None            None

(1) The contingent deferred sales charge set forth in the above table is the maximum redemption charge imposed on Adviser Class shares. Direct purchases into Money Market are not subject to a sales charge on redemption. Investors may pay charges less than 1.0%, depending on the length of time the shares are held. Adviser Class shares are also subject to distribution fees at an annual rate of 0.50% (0.00% for Money Market) and service fees at an annual rate of 0.25% (0.10% Money Market) of the value of average daily net assets of the Adviser Class. See "Fees and Charges" in the Adviser Class prospectus.


                                              Aetna Mutual Funds Prospectus  7

 -----------------------------------------------------------------------------
                                Adviser Class
                          Annual Operating Expenses
                (as a percentage of average daily net assets)

                                                                                             Total
                                                                         Other             Operating
                          Management/      Administrative               Expenses           Expenses
                          Advisory Fee          Fee                      (after           (after fee
                           (after fee        (after fee      12b-1      expense         waiver/expense
                            waiver)           waiver)        Fee    reimbursement)     reimbursement)(1)
---------------------     ------------     --------------    -----  -----------------  -----------------
Money Market                  0.07%             0.25%        0.00%        0.18%               0.50%
Government                    0.00%             0.00%        0.50%        0.95%               1.45%
Bond                          0.09%             0.25%        0.50%        0.66%               1.50%
Aetna Fund                    0.80%             0.25%        0.50%        0.52%               2.07%
Growth and Income             0.68%             0.25%        0.50%        0.40%               1.83%
Growth                        0.70%             0.25%        0.50%        0.58%               2.03%
Index Plus(2)                 0.30%             0.25%        0.50%        0.40%               1.45%
Small Company                 0.85%             0.25%        0.50%        0.60%               2.20%
International Growth          0.85%             0.25%        0.50%        1.34%               2.94%

(1) From time to time, Aetna may agree to waive all or a portion of its Management/Advisory Fee and/or its Administrative Fee for a particular Series and to reimburse some or all of a particular Series' Other Expenses. Such fee waiver/ expense reimbursement arrangements will increase the Series' total return and may be modified or terminated at any time.
(2) Inception date December 10, 1996.
    The expenses shown above are based on the year ended October 31, 1996 and reflect the most current fee waiver/ expense reimbursement arrangements as of the date of this Prospectus. Fee waiver/expense reimbursement arrangements are currently in effect for Money Market, Government, Bond and Index Plus. These arrangements limit the Total Operating Expenses to the amounts shown above. Without these arrangements, Management/Advisory Fees, Administrative Fees and Total Operating Expenses would have been 0.40%, 0.25%, and 0.93% for Money Market; 0.50%, 0.25%, and 2.32% for Government and 0.50%, 0.25%, and 1.91% for Bond. For Index Plus, Management/ Advisory Fees and Total Operating Expenses are estimated to be 0.45% and 1.60%, respectively. These are based on estimated amounts for the current fiscal year. With respect to Money Market, Aetna may waive or reimburse an amount that would lower the Total Operating Expenses shown above.

 -----------------------------------------------------------------------------

8  Aetna Mutual Funds Prospectus

 -----------------------------------------------------------------------------
                                Adviser Class
                                   Example

Using the above expenses, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and either redemption at the end of each of the periods shown or no redemption:


                                           1 Year   3 Years    5 Years    10 Years
 ---------------------------------------   ------   -------    -------    --------
Money Market*
  Redemption at end of each time period     $ 5       $16        $ 28       $ 63
  No Redemption                               5        16          28         63
Government
  Redemption at end of each time period      25        51          79        174
  No Redemption                              15        46          79        174
Bond
  Redemption at end of each time period      25        52          82        179
  No Redemption                              15        47          82        179
Aetna Fund
  Redemption at end of each time period      31        70         111        240
  No Redemption                              21        65         111        240
Growth and Income
  Redemption at end of each time period      29        63          99        215
  No Redemption                              19        58          99        215
Growth
  Redemption at end of each time period      31        69         109        236
  No Redemption                              21        64         109        236
Index Plus
  Redemption at end of each time period      25        51          79        174
  No Redemption                              15        46          79        174
Small Company
  Redemption at end of each time period      32        74         118        253
  No Redemption                              22        69         118        253
International Growth
  Redemption at end of each time period      40        96         155        326
  No Redemption                              30        91         155        326


This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown. This example reflects, among other things, the application of the maximum Deferred Sales Charge imposed on Adviser Class shares.
*These numbers do not reflect a Contingent Deferred Sales Charge since a Deferred Sales Charge is only applied to proceeds from Money Market share redemptions when the shares were purchased through an exchange from another Series and the Deferred Sales Charge has been deferred. (See "Fees and Charges--Contingent Deferred Sales Charge.")
The Fund offers two classes of shares for each of its Series, Select Class and Adviser Class. Because the expenses and sales charges vary between the classes, the performance of each class will vary. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your representative or 1-800-238-6263.

 -----------------------------------------------------------------------------

                                              Aetna Mutual Funds Prospectus  9

Financial Highlights

(for one outstanding share throughout each period)

The selected data presented below for, and as of the end of, each of the periods listed are derived from the financial statements of Aetna Series Fund, Inc., which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements as of, and for the year ended October 31, 1996 and the independent auditors' report thereon, are included in the annual report which is incorporated by reference into the Statement.


-----------------------------------------------------------------------------------------------------------
                                                             Select Class Shares
                                                                          Money Market
                                                    -------------------------------------------------------
                                                      1996        1995        1994+       1993       1992
                                                    --------    --------    --------    --------    -------
Net Asset Value Beginning of Period                 $   1.00    $   1.00    $   1.00    $   1.00    $  1.00
                                                    --------    --------    --------    --------    -------
Net Investment Income                                   0.05        0.06        0.03        0.03       0.04
Net Realized and Change in Unrealized Gain (Loss)
  on Investments                                        0.00        0.00        0.00        0.00       0.00
                                                    --------    --------    --------    --------    -------
Total from Investment Operations                        0.05        0.06        0.03        0.03       0.04
Dividends from Net Investment Income                   (0.05)      (0.06)      (0.03)      (0.03)     (0.04)
Dividends in Excess of Net Investment Income            0.00        0.00        0.00        0.00       0.00
Distributions from Realized Gain on Investments         0.00        0.00        0.00        0.00       0.00
                                                    --------    --------    --------    --------    -------
Net Asset Value End of Period                       $   1.00    $   1.00    $   1.00    $   1.00    $  1.00
                                                    ========    ========    ========    ========    =======
Total Return                                            5.44%       5.95%       3.33%       3.29%      3.98%
Net Assets End of Period (in thousands)             $323,281    $275,524    $161,756    $107,844    $36,522
Ratio of Total Investment Expenses to Average Net
  Assets*                                               0.30%       0.27%       0.21%       0.00%      0.00%
Ratio of Net Investment Income to Average Net
  Assets*                                               5.30%       5.78%       4.05%       3.33%      3.93%
Ratio of Net Investment Expense Before
  Reimbursement and Waiver to Average Net Assets*       0.83%       0.88%       0.85%       0.95%      1.04%
Ratio of Net Investment Income Before
  Reimbursement and Waiver to Average Net Assets*       4.78%       5.17%       3.38%       2.38%      2.87%
Portfolio Turnover                                       N/A         N/A         N/A         N/A        N/A
Average Commission Rate Paid Per Share                    --          --          --          --         --

* Annualized for periods less than one year.
+ For the ten month period ended October 31, 1994.
  Per share data calculated using average number of shares outstanding throughout the period.
  Additional information about the performance of the Fund and its Series is contained in the Annual Report dated October 31, 1996. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-238-6263.



10  Aetna Mutual Funds Prospectus

---------------------------------------------------------------------------------------
           Government                                     Bond
--------------------------------    ---------------------------------------------------
  1996           1995      1994+      1996       1995      1994+      1993       1992
-------        -------   -------    -------    -------    -------   -------     -------
 $10.01        $  9.41   $ 10.00    $ 10.27    $  9.58    $ 10.37   $  9.99     $ 10.00
-------        -------   -------    -------    -------    -------   -------     -------
   0.56           0.64      0.40       0.65       0.65       0.52      0.55        0.53
  (0.13)          0.59     (0.63)     (0.15)      0.65      (0.86)     0.45        0.16
-------        -------   -------    -------    -------    -------   -------     -------
   0.43           1.23     (0.23)      0.50       1.30      (0.34)     1.00        0.69
  (0.64)         (0.63)    (0.36)     (0.68)     (0.61)     (0.45)    (0.55)      (0.53)
   0.00           0.00      0.00       0.00       0.00       0.00     (0.07)      (0.17)
   0.00           0.00      0.00       0.00       0.00       0.00      0.00        0.00
-------        -------   -------    -------    -------    -------   -------     -------
  $9.80        $ 10.01   $  9.41    $ 10.09    $ 10.27    $  9.58   $ 10.37     $  9.99
=======        =======   =======    =======    =======    =======   =======     =======
   4.43%         13.58%    (2.37)%     5.09%     14.06%     (3.31)%   10.20%       7.23%
$10,662        $19,154   $26,110    $28,864    $32,778    $27,584   $46,788     $37,209
   0.70%          0.70%     0.41%      0.75%      0.79%      0.76%     0.47%       0.05%
   5.67%          6.79%     5.29%      6.16%      6.56%      6.29%     5.34%       5.44%
   1.57%          1.30%     1.16%      1.16%      1.06%      1.06%     1.01%       1.10%
   4.80%          6.19%     4.54%      5.75%      6.25%      5.98%     4.80%       4.39%
  50.48%        117.31%    43.63%     42.33%     56.99%     51.80%    50.01%      57.05%
     --             --        --         --         --         --        --          --

                                             Aetna Mutual Funds Prospectus  11

(for one outstanding share throughout each period)


-------------------------------------------------------------------------------------------------------
                                                           Select Class Shares
                                                                         Aetna Fund
                                                    ---------------------------------------------------
                                                      1996      1995       1994+      1993        1992
                                                    -------    -------    -------    -------    -------
Net Asset Value Beginning of Period                 $ 12.36    $ 10.65    $ 10.82    $ 10.18    $ 10.00
                                                    -------    -------    -------    -------    -------
Net Investment Income                                  0.31       0.35       0.23       0.34       0.43
Net Realized and Change in Unrealized Gain (Loss)
  on Investments                                       1.77       1.69      (0.28)      0.64       0.24
                                                    -------    -------    -------    -------    -------
Total from Investment Operations                       2.08       2.04      (0.05)      0.98       0.67
Dividends from Net Investment Income                  (0.35)     (0.33)     (0.12)     (0.30)     (0.39)
Dividends in Excess of Net Investment Income           0.00       0.00       0.00      (0.01)     (0.10)
Distributions from Realized Gain on Investments       (0.57)      0.00       0.00      (0.03)      0.00
                                                    -------    -------    -------    -------    -------
Net Asset Value End of Period                       $ 13.52    $ 12.36    $ 10.65    $ 10.82    $ 10.18
                                                    =======    =======    =======    =======    =======
Total Return                                          17.63%     19.45%     (0.42)%     9.84%      6.64%
Net Assets End of Period (in thousands)             $88,625    $83,941    $76,267    $63,982    $37,726
Ratio of Total Investment Expenses to Average Net
  Assets*                                              1.31%      1.27%      1.09%      0.93%      0.07%
Ratio of Net Investment Income to Average Net
  Assets*                                              2.42%      3.14%      2.65%      3.21%      4.31%
Ratio of Net Investment Expense Before
  Reimbursement and Waiver to Average Net Assets*      1.31%      1.30%      1.32%      1.34%      1.47%
Ratio of Net Investment Income Before
  Reimbursement and Waiver to Average Net Assets*      2.42%      3.11%      2.42%      2.79%      2.91%
Portfolio Turnover                                   117.88%    129.05%     86.10%     19.95%     13.35%
Average Commission Rate Paid Per Share              $0.0557         --         --         --         --

* Annualized for periods less than one year.
+ For the ten month period ended October 31, 1994.
  Per share data calculated using average number of shares outstanding throughout the period.
  Additional information about the performance of the Fund and its Series is contained in the Annual Report dated October 31, 1996. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-238-6263.



12  Aetna Mutual Funds Prospectus

----------------------------------------------------------------------------------------
                   Growth and Income                                   Growth
-------------------------------------------------------  -------------------------------
  1996          1995        1994+      1993      1992       1996       1995       1994+
--------      --------    --------   -------    -------    -------    -------    -------
$  13.46      $  11.11    $  11.03   $ 10.51    $ 10.00    $ 13.75    $ 10.78    $ 10.00
--------      --------    --------   -------    -------    -------    -------    -------
    0.19          0.21        0.12      0.19       0.26       0.03       0.04       0.09
    3.09          2.27        0.04      0.50       0.51       2.39       3.02       0.69
--------      --------    --------   -------    -------    -------    -------    -------
    3.28          2.48        0.16      0.69       0.77       2.42       3.06       0.78
   (0.24)        (0.13)      (0.08)    (0.16)     (0.26)     (0.05)     (0.08)      0.00
    0.00          0.00        0.00      0.00       0.00       0.00       0.00       0.00
   (0.76)         0.00        0.00     (0.01)      0.00      (1.76)     (0.01)      0.00
--------      --------    --------   -------    -------    -------    -------    -------
$  15.74      $  13.46    $  11.11   $ 11.03    $ 10.51    $ 14.36    $ 13.75    $ 10.78
========      ========    ========   =======    =======    =======    =======    =======
   25.69%        22.58%       1.40%     6.58%      7.81%     19.82%     28.79%      7.70%
$377,784      $356,803    $301,360   $60,127    $31,473    $45,473    $36,936    $27,188
    1.08%         1.10%       0.92%     1.13%      0.33%      1.28%      1.20%      0.92%
    1.35%         1.73%       1.51%     1.77%      2.83%      0.20%      0.36%      1.10%
    1.08%         1.10%       1.03%     1.27%      1.72%      1.28%      1.30%      1.42%
    1.35%         1.73%       1.39%     1.55%      1.44%      0.20%      0.26%      0.60%
  106.09%       127.43%      54.13%    23.60%     14.44%    144.19%    171.75%    120.32%
$ 0.0505            --          --        --         --    $0.0598         --         --


                                             Aetna Mutual Funds Prospectus  13

(for one outstanding share throughout each period)

-----------------------------------------------------------------------------------
                                                           Select Class Shares
                                                             Small Company
                                                    -------------------------------
                                                      1996       1995      1994+
                                                    -------    -------    -------
Net Asset Value Beginning of Period                 $ 13.52    $ 10.39    $ 10.00
                                                    -------    -------    -------
Net Investment Income                                 (0.08)      0.00       0.02
Net Realized and Change in Unrealized Gain (Loss)
  on Investments                                       2.64       3.15       0.37
                                                    -------    -------    -------
Total from Investment Operations                       2.56       3.15       0.39
Dividends from Net Investment Income                   0.00      (0.02)      0.00
Dividends in Excess of Net Investment Income           0.00       0.00       0.00
Distributions from Realized Gain on Investments       (1.41)      0.00       0.00
                                                    -------    -------    -------
Net Asset Value End of Period                       $ 14.67    $ 13.52    $ 10.39
                                                    =======    =======    =======
Total Return                                          19.78%     30.39%      3.90%
Net Assets End of Period (in thousands)             $32,125    $33,511    $25,879
Ratio of Total Investment Expenses to Average Net
  Assets*                                              1.44%      1.41%      1.15%
Ratio of Net Investment Income to Average Net
  Assets*                                             (0.53)%    (0.01)%     0.21%
Ratio of Net Investment Expense Before
  Reimbursement and Waiver to Average Net Assets*      1.44%      1.49%      1.58%
Ratio of Net Investment Income Before
  Reimbursement and Waiver to Average Net Assets*     (0.53)%    (0.08)%    (0.22)%
Portfolio Turnover                                   163.21%    156.43%    116.28%
Average Commission Rate Paid Per Share              $0.0575         --         --

*Annualized for periods less than one year.
+For the ten month period ended October 31, 1994.
Per share data calculated using average number of shares outstanding throughout the period.
Additional information about the performance of the Fund and its Series is contained in the Annual Report dated October 31, 1996. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-238-6263.



14  Aetna Mutual Funds Prospectus

-----------------------------------------------------
                 International Growth
-----------------------------------------------------
  1996         1995     1994+       1993        1992
-------      -------   -------    -------     -------
$ 10.62      $ 11.56   $ 11.17    $  8.88     $ 10.00
   0.03         0.11      0.06       0.05        0.06
   1.59        (0.09)     0.33       2.65       (1.15)
   1.62         0.02      0.39       2.70       (1.09)
  (0.19)       (0.40)     0.00      (0.05)      (0.03)
   0.00         0.00      0.00      (0.34)       0.00
  (0.26)       (0.56)     0.00      (0.02)       0.00
$ 11.79      $ 10.62   $ 11.56    $ 11.17     $  8.88
  15.61%       (0.04)%    3.49%     30.37%     (10.84)%
$45,786      $25,102   $31,479    $39,847     $26,640
   2.17%        1.37%     1.66%      1.48%       0.50%
   0.40%        1.02%     0.71%      0.50%       1.36%
   2.17%        1.50%     1.80%      1.77%       2.98%
   0.40%        0.88%     0.57%      0.20%      (1.12)%
 135.92%       32.91%    81.67%    110.38%      81.74%
$0.0178           --        --         --          --


                                             Aetna Mutual Funds Prospectus  15

Description of the Fund

The Fund is a management investment company incorporated in the State of Maryland made up of multiple portfolios or series, each of which is diversified under the 1940 Act. Each has an investment objective which is fundamental. There can be no assurance that a Series will meet its investment objective. Each Series is subject to investment restrictions described in this Prospectus and in the Statement, some of which are fundamental policies. The investment objective and fundamental investment policies of a Series may be changed only by a vote of a majority of the outstanding shares (both Adviser and Select Class) of that Series (as defined in the 1940 Act). A glossary describing various investment terms relating to securities that may be held is contained in Appendix A.

Description of
Money Market
Fund

Money Market
Investment Objective Money Market seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Investment Policy Money Market invests in U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; obligations of domestic banks and U.S. dollar denominated obligations of foreign banks (provided that the issuing bank has reported assets in excess of $5 billion and meets strict capital and profitability criteria), finance company commercial paper, corporate commercial paper (including variable-rate instruments), discounted notes of domestic banks, domestic banker's acceptances eligible for discounting at the Federal Reserve, Yankee certificates of deposit, Yankee commercial paper, Eurodollar securities, corporate bonds and notes and other debt instruments. Money Market may purchase securities on a when-issued or delayed-delivery basis. All investments will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 days or less. Any foreign securities or obligations will be U.S. dollar denominated.

   Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two rating agencies (or one, if only one rating agency has rated the security). High-quality securities may also include unrated securities if the Adviser determines the security to be of comparable quality.

   The remainder of Money Market's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security) and unrated securities if the Adviser determines the security to be of com

16  Aetna Mutual Funds Prospectus
parable quality. With respect to these securities, Money Market will not invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of any one issuer.

   Money Market will use nationally recognized rating agencies including, but not limited to, Standard & Poor's Corporation (Standard & Poor's) and Moody's Investors Service, Inc. (Moody's) when determining security credit ratings. All investments will be determined to present minimal credit risks.

   Money Market's dollar weighted average maturity will not exceed 90 days. Although the Adviser will use its best efforts to maintain a constant net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in Money Market are neither insured nor guaranteed by the U.S. Government.

Description of
Government
Fund

Government
Investment Objective Government seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Investment Policy Government invests at least 65% of its assets in direct obligations of the U.S. Government, such as treasury bills, notes and bonds which are backed by the full faith and credit of the United States, or in indirect obligations of the U.S. Government, such as notes and bonds which are guaranteed by agencies and instrumentalities of the U.S. Government. Securities of such agencies and instrumentalities are backed by either the full faith and credit of the U.S. Treasury, the right of the issuer to borrow from the U.S. Treasury, or the credit of the agency or instrumentality. Such agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

Government may also invest in STRIPs, zero coupon bonds and options and futures contracts and in other Treasury instruments.

Description of
Bond Fund

Bond
Investment Objective Bond seeks to provide as high a level of total return (i.e., income and capital appreciation) as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Investment Policy Bond will normally invest at least 65% of its total assets in high-grade corporate bonds, mortgage-related and other asset-backed and debt securities, and securities issued or guaranteed


                                             Aetna Mutual Funds Prospectus  17
by the U.S. Government, its agencies or instrumentalities. "High-grade corporate bonds" are securities rated A or above by Standard & Poor's or by Moody's, and securities rated comparably by other nationally recognized statistical rating organizations, or considered to be of comparable quality.

   Additionally, Bond may invest in commercial paper and other short-term investments, including variable-rate instruments, all having a maturity of less than one year, and in debt securities with equity features, convertibles, and other debt securities.

   Bond may invest up to 15% of its total assets in high-risk, high-yield securities or "junk bonds" (securities rated BB/Ba or below, or, if unrated, considered by the Adviser to be of comparable quality). See "Risk Factors and Other Considerations" for further information.

   The Series will not target any given maturity, thus giving it flexibility to invest in short and long-term securities as market conditions change. Bond may also invest in equity securities (not to exceed 5% of total assets) and securities issued by any foreign corporation or instrumentality or political subdivision of foreign governments (not to exceed 25% of total assets). Bond may also purchase securities on a when-issued, delayed-delivery or forward-commitment basis.


   As of October 31, 1996, the weighted average distribution of bonds based on Standard & Poor's and Moody's bond ratings was 48.0% in AAA/Aaa, 19.9% in AA/Aa, 11.2% in A, 3.2% in BBB/Baa, 3.2% in BB/Ba, and 14.5% in unrated bonds. See Appendix B for further information on bond ratings.


Description of
Aetna Fund

Aetna Fund
Investment Objective Aetna Fund seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

Investment Policy An investment in Aetna Fund may involve less investment risk than an investment in a portfolio consisting entirely of common stocks. Aetna Fund will allocate its assets among common and preferred stocks, bonds, including mortgage-related and other asset-backed securities, U.S. Government securities, U.S. Government derivatives, and money market instruments, including variable-rate instruments, in proportions that reflect the anticipated returns and risks of each asset class. Aetna Fund will not invest more than 15% of the total value of its assets in high-risk, high-yield securities, or "junk bonds." It may purchase commercial paper and other short-term instruments and invest up to 25% of its assets in foreign securities. It may write and buy listed covered call options and buy and sell put

18  Aetna Mutual Funds Prospectus
and call options and stock index futures contracts and related options. Aetna Fund may also purchase securities on a when-issued, delayed-delivery or forward-commitment basis.

The Adviser employs current market statistics and economic indicators to forecast returns for each sector of the securities market for Aetna Fund. These calculations provide a disciplined framework for assessing the relative attractiveness of stocks, bonds, and cash equivalents. The Adviser uses proprietary computer programs to help calculate the optimal asset exposure over specified time periods for Aetna Fund.

Special Considerations Investors should be aware that the investment results of Aetna Fund partly depend upon the Adviser's ability to anticipate correctly the relative performance of stocks, bonds and money market instruments.

While the Adviser has substantial experience in managing all asset classes, there can be no assurance that the Adviser will always allocate assets to the best performing sectors. Aetna Fund's performance would suffer if a major portion of its assets were allocated to stocks in a declining market or, similarly, if a major portion of its assets were allocated to bonds at a time of adverse interest rate movement.

Description of
Growth and
Income Fund

Growth and Income
Investment Objective Growth and Income seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

Investment Policy Growth and Income invests at least 65% of its assets in common stocks which the Adviser believes have significant potential for capital or income growth. It may also invest in convertible and non-convertible preferred stocks, debt securities, rights and warrants.

Additionally, Growth and Income may write and buy listed covered call options and buy and sell put and call options and stock index futures and options. Growth and Income may also purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward commitment basis. Growth and Income will not invest more than 15% of the total value of its assets in high risk, high-yield securities or "junk bonds."

Description of
Growth Fund

Growth
Investment Objective Growth seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

                                             Aetna Mutual Funds Prospectus  19

Investment Policy Growth will normally invest at least 65% of its total assets in common stocks which have potential for capital growth. It may also invest in convertible and non-convertible preferred stocks.

   Additionally, Growth may write and buy listed covered call options and buy and sell put and call options, and stock index futures and options. Growth may also purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward commitment basis. Growth will not invest more than 15% of the total value of its assets in high risk, high yield securities or "junk bonds."


Index Plus
Investment Objective Index Plus seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500.

Investment Policy Index Plus will attempt to be fully invested in common stocks. Under normal circumstances, Index Plus will invest at least 90% of its assets in common stocks represented in the S&P 500. Inclusion of a stock in the S&P 500 in no way implies an opinion by Standard & Poor's Corporation as to the stock's attractiveness as an investment. Index Plus is neither sponsored by nor affiliated with Standard & Poor's Corporation. AN INVESTMENT IN INDEX PLUS INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY. As Index Plus invests primarily in common stocks, Index Plus is subject to market risk--i.e. the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

   Under normal circumstances, Index Plus will generally include approximately 400 stocks included in the S&P 500. Index Plus intends, under normal circumstances, to exclude common stocks which are not part of the S&P 500 and to exclude Aetna Inc. common stock.

   It is a reasonable expectation that there will be a close correlation between the performance of Index Plus and that of the S&P 500 in both rising and falling markets. Index Plus expects to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of Index Plus, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500.



20  Aetna Mutual Funds Prospectus

   The weightings of stocks in the S&P 500 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. Aetna will attempt to outperform the investment results of the S&P 500 by creating a portfolio that has similar market risk characteristics to the S&P 500, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.


Description of
Small Company
Fund

Small Company
Investment Objective Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Investment Policy Small Company will normally invest at least 65% of its total assets in the common stock of companies with equity market capitalizations at the time of purchase of $1 billion or less. Small Company may also invest in convertible and non-convertible preferred stocks.

Additionally, Small Company may write and buy listed covered call options and buy and sell put and call options and stock index futures and options. Small Company may also purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward commitment basis. Small Company will not invest more than 15% of the total value of its assets in high risk, high-yield securities or "junk bonds."

Description of
International
Growth Fund

International Growth
Investment Objective International Growth seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International Growth will not target any given level of current income.

Investment Policy International Growth will invest at least 65% of its total assets among securities principally traded in three or more countries excluding the United States, Canada and Mexico.

   International Growth will invest primarily in equity securities including securities convertible into stocks. Further, from time to time International Growth may hold up to 10% of its total assets in long-term debt securities with an equivalent Standard & Poor's or Moody's rating of AA/Aa or above.

                                             Aetna Mutual Funds Prospectus  21

   International Growth may enter into forward foreign exchange contracts or purchase financial futures or options (including options on futures) as a means to moderate the impact of foreign currency fluctuations. It may also purchase money market instruments and securities on a when-issued, delayed-delivery or forward-commitment basis.

A special note
for Investors in
International
Growth Fund

Special Considerations for International Investors In the last 30 years, foreign economic growth has frequently outpaced that of the United States and returns from foreign equity investments have often exceeded those on comparable U.S. securities. The Adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and affords substantial opportunities for investment diversification.

   Investments in securities of foreign companies and in securities denominated in foreign currencies involve additional risks not present in U.S. securities. See "Risk Factors and Other Considerations" below for additional information.

Risk Factors and Other Considerations

General Considerations The different types of securities purchased and investment techniques used by the Adviser involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities. High-risk, high-yield securities ("junk bonds") may provide a higher return but with added risk. In addition, foreign securities have currency risk.


Portfolio Turnover Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although the Adviser (except with respect to Money Market) does not purchase securities with the intention of profiting from short-term trading, the Adviser may buy and sell securities when the Adviser believes such action is appropriate. It is anticipated that the average annual turnover rate for Index Plus, Growth and Income, Bond and Government may exceed 125% during fiscal year 1997, and that the turnover rate for Aetna Fund, Growth and Small Company may exceed 150%. The annual



22  Aetna Mutual Funds Prospectus
portfolio turnover rate for each of the other Series is not expected to but may exceed 100%. Higher turnover rates have resulted and are expected to continue to result in higher transaction costs relating to stock or equity transactions, which costs are borne directly by the Series. The Adviser anticipates that these higher costs are offset by the potentially improved performance that is sought by numerous portfolio transactions. High turnover rates may also result in a possible increase in short-term capital gains or losses. See "Distributions," "Taxes" and the Statement for additional information.

Cash or Cash Equivalents The Adviser reserves the right to temporarily depart from a Series' investment objective by investing up to 100% of its assets in cash or cash equivalents to defend against potential market decline. Such cash equivalents include commercial paper and other short-term instruments as deemed appropriate by the Adviser. In addition, all Series (except Money Market) reserve the right to deposit some or all of their uninvested cash balances into one or more joint accounts as authorized by the Commission.

All the Series may use the following:
Derivatives In order to manage exposure to changing interest rates, securities prices and currency exchange rates, or to increase investment return, a Series may engage in hedging and other strategies using derivatives. A derivative is a financial instrument the value of which depends on (or "derives" from) the value of an underlying asset, such as a security, interest rate, currency rate or index. Derivatives that may be used by a Series include, but are not limited to, forward contracts, swaps, structured notes, collateralized mortgage obligations (CMOs), futures and options (see "Futures Contracts" and "Options" below). The risks involved in using derivatives include the risk that the derivative may experience greater price swings than other securities and may be less liquid than other securities. Leveraged derivatives involve borrowing. A Series may use derivatives as a hedge against foreign currency, equity market or interest rate risk, or to gain additional exposure to certain markets for investment purposes, within the limitations set forth below. In addition, derivatives may be used to enhance a Series' yield. For purposes other than hedging, a Series will invest no more than 5% of its assets in derivatives which at the time of purchase are considered by management to involve high risk to the Series, such as inverse floaters, interest-only and principal-only debt instruments. Each Series (except Money Market) may invest up to 30% of its assets in lower risk derivatives for hedging, to gain additional exposure to certain markets for investment purposes, and to maintain liquidity to meet shareholder redemptions or to minimize trading costs.

                                             Aetna Mutual Funds Prospectus  23

Borrowing Each Series may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Series does not intend to borrow for other purposes, except that it may invest in leveraged derivatives which have certain risks as outlined above. The Series may borrow for leveraging purposes only if after the borrowing, the value of the Series' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Series since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.


Repurchase Agreements Each Series may enter into repurchase agreements with domestic banks and broker-dealers. Under a repurchase agreement, the Series may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Series to resell the instrument at a fixed price and time. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Series may incur costs in liquidating the collateral or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of a Series to liquidate the collateral may be delayed or limited.

The Directors have established credit standards for issuers of repurchase agreements entered into by the Series.


Asset-Backed Securities Each Series may purchase securities collateralized by a specified pool of assets including, but not limited to, credit card receivables, automobile, home equity, mobile home and recreational vehicle loans. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

Bank Obligations Each Series may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit) provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.


Illiquid and Restricted Securities Each Series may invest up to 15% of its total assets in illiquid securities (10% in the case of Index Plus and Money Market). Illiquid securities are securities that are not readily marketable or cannot be liquidated within seven days in the ordinary course of business without taking a materially reduced price. In addition, a Series may invest in securities that are subject to legal or contractual restrictions as to resale, including securities purchased



24  Aetna Mutual Funds Prospectus
under Rule 144A and Section 4(2) of the Securities Act of 1933. The Directors have established a policy to monitor the liquidity of securities acquired by its Series.

Foreign Securities The purchase of foreign securities may involve certain additional risks. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.

All Series except Money Market may also use the following:
Securities Lending Each Series may lend its portfolio securities; however, the value of the loaned securities (together with all other assets that are loaned, including those subject to repurchase agreements) may not exceed one-third of the Series' total assets. The Series will not lend portfolio securities to affiliates. Though fully collateralized, lending portfolio securities involves certain risks, including the possibility that a Series may incur costs in liquidating the collateral or a loss if the collateral declines in value. In the event of a disparity between the value of the loaned security and the collateral, there is the additional risk that the borrower may fail to return the securities or provide additional collateral.

Futures Contracts A Series may enter into futures contracts or options on futures subject to the limits discussed in the Statement. See "Derivatives" above.

   Certain risks are involved in futures contracts including but not limited to: transactions to close out futures contracts may not be able to be effected at favorable prices; possible reduction in a Series' total return and yield; possible reduction in value of the futures instrument; the inability of a Series to limit losses by closing its position due to lack of a liquid secondary market or due to daily limits of price fluctuation; imperfect correlation between the value of the futures contracts and the related securities; and potential losses in excess of the amount invested in the futures contracts themselves.

                                             Aetna Mutual Funds Prospectus  25

   The use of futures involves a high degree of leverage because of the low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited losses or gains to a Series. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

Options Options are used to minimize principal fluctuation or to generate additional premium income but they do involve risks. Writing call options, for example, involves the risk of not being able to effect closing transactions at favorable prices or to participate in the appreciation of the underlying securities. Purchasing put options involves the risk of losing the entire purchase price of the option.

All Series except Money Market, Government, and International Growth may also use the following:

High-Risk, High-Yield Securities The Series may invest in high-risk, high-yield securities, often called "junk bonds". These securities are rated BB/Ba or below, or, if unrated, are considered to be of comparable quality. These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest.

   Although junk bonds are high risk investments, they may be purchased if they are thought to offer good value. This may happen if, for example, the rating agencies have, in the Adviser's opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.

Government, Bond and Aetna Fund may also use the following:

Mortgage-Backed Securities The Series may invest in mortgage-backed and other pass-through securities. Payments of interest and principal on these securities may be guaranteed by an agency or instrumentality of the U.S. Government such as GNMA, FHLMC and FNMA. These securities represent part ownership of a pool of mortgage loans where principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Series may also invest in private mortgage pass-through securities backed by pools of conventional fixed-rate or

26  Aetna Mutual Funds Prospectus
adjustable-rate mortgage loans. In addition, a Series may invest in CMOs and securities issued by real estate mortgage investment conduits (REMICs). Mortgage-backed securities are subject to the same prepayment risk as asset-backed securities.


Aetna Fund, Growth and Income, Growth, Index Plus and Small Company may also use the following:


Small Capitalization Companies The Series may acquire securities of smaller, less well-known U.S. companies with equity market capitalization generally less than $1.0 billion. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies.

   Securities of small capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.


Index Plus may also use the following:

Supranational Agencies. Index Plus may invest up to 10% of its net assets in securities of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government.

Investment Restrictions

A Series will not concentrate its investments in any one industry except that a Series may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For


                                             Aetna Mutual Funds Prospectus  27
purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and, in the case of Money Market to securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, banker's acceptances, or securities of banks and bank holding companies. Also, a Series will not invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of a Series' total assets. The Series do not invest in the securities of companies determined by the Adviser to be primarily involved in the production or distribution of tobacco products. This policy does not apply to Index Plus. See the Statement for additional restrictions.


Shareholder Services

The Fund offers several services to its shareholders. These may be selected on the application or you may call 1-800-367-7732 to select these services at a later date.

Certain features may not be available through employer-sponsored retirement plans. Please refer to your plan materials for specific information about services available under your plan.

Shareholder Inquiries If you have questions about your account or would like to initiate a transaction, please call 1-800-367-7732. If you would like to receive an additional prospectus, application or information about the Fund, please call 1-800-238-6263.

How to
Purchase
Shares

How to Purchase Shares Select Class shares may be purchased directly from the Fund, through a registered representative of a broker-dealer affiliated with the Fund, through a registered representative of an unaffiliated broker-dealer, or through an employer-sponsored retirement plan. (If you are purchasing through an employer-sponsored retirement plan, please refer to your plan materials.)

How to Open an Account To open an account, please complete and submit an application with the amount to be invested as directed below under "Purchase by Mail." You may open an account with a minimum investment of $1,000 or $500 for IRAs. Once you have opened an account in a Series, additional investments may be made by

28  Aetna Mutual Funds Prospectus
mail ($100 minimum), wire transfer ($500 minimum) or exchange from the same class of another Series in the Fund. All checks must be drawn on a bank located within the United States and payable in U.S. dollars. Minimum investments may be waived if an investment is made through exchange of the entire amount invested in another Series. Minimums may also be waived for certain circumstances such as for persons investing through certain benefit plans, insurance settlement options or by systematic investments. See "Other Features--Systematic Investment."

Crediting of Shares Shares for new accounts will be purchased at the net asset value next determined on any day that the NYSE is open for business (Business Day) so long as the completed and signed application accompanied by a check in payment for the shares is received by Firstar Trust Company (Transfer Agent) at its Milwaukee offices prior to 4:00 p.m. Additional investments and exchanges will be processed at the net asset value next determined if the check or wire for the purchase, or the exchange request, is received by 4:00 p.m. Orders received after 4:00 p.m. will be processed at the net asset value determined on the following Business Day. For investors purchasing shares in connection with retirement plans offered by certain institutions (Institutions) under Sections 401, 403(b) or 457 of the Internal Revenue Code, shares will be purchased at the net asset value determined on the Business Day on which the Institution receives the investor's request before the time specified by such Institution. Investors participating in such a plan should refer to their plan materials for a discussion of any specific instructions on the timing or restrictions on the purchase of shares. Please refer to "Net Asset Value" for information on how net asset value is determined.

A special note
for Investors in
International
Growth Fund

Purchase by Mail To purchase shares by mail, please complete and sign the application, make a check payable to the Aetna Series Fund, Inc. and mail to Firstar Trust Company, the transfer agent, as follows:

       Aetna Series Fund, Inc.
       c/o Mutual Fund Services, 3rd Floor
       P.O. Box 701
       Milwaukee, WI 53201-0701

   Correspondence mailed by overnight courier should be sent to the transfer agent as follows:

       Aetna Series Fund, Inc.
       c/o Mutual Fund Services, 3rd Floor
       615 E. Michigan Street
       Milwaukee, WI 53202

   You can make additional investments to your accounts by using the investment stubs from your confirmation statements or by sending payments to the address listed above. Your letter should indicate your

                                             Aetna Mutual Funds Prospectus  29
name, account number(s), the Series you wish to invest in, and the amount to be invested in each Series. When opening an account, your check should be made payable to Aetna Series Fund Inc. Cash, credit cards and third party checks cannot be used to open an account. Firstar will accept checks for subsequent purchases which are made payable to the account owner(s) and endorsed to Aetna Series Fund, Inc.

You can
purchase by
wire, electronic
funds transfer
or exchange

Purchase by Wire Once you are a shareholder of a Series, you may purchase additional shares through a wire transfer. For federal funds wire instructions, please call 1-800-367-7732. Federal funds wire purchase orders will be accepted only when the transfer agent and custodian bank are open for business.

Purchase by Electronic Funds Transfer Once you are a shareholder in any Series of the Fund, you may purchase additional shares by using Electronic Funds Transfer (EFT) facilities under the Systematic Investment feature. See "Other Features." EFT will allow you to transfer money between a bank account and a specific Series. You must elect EFT capability in writing, on the application or subsequently by requesting the appropriate information.


Purchase by Exchange You may open an account or purchase additional shares by making an exchange from the same class shares of any other Series of the Fund, provided shares of such Series may be legally sold in your state of residence. An exchange may be made by submitting a written request to make the exchange and specifying your name and account number(s), the name of the Series into which you wish to exchange, the amount to be exchanged, and the signatures of all shareholders. Send your request to the address listed above under "Purchase by Mail." Note that this exchange privilege also applies to three Series of the Fund that are offered through a different prospectus--Aetna Ascent, Aetna Crossroads and Aetna Legacy, which are known as the Generation Series.


   You may also exchange your shares by calling 1-800-367-7732. Please have available the Series' names, account number(s), your Social Security number or taxpayer identification number, address and the amount to be exchanged. Requests received prior to 4:00 p.m. eastern time will be processed that Business Day.

   You should carefully consider the following before making an exchange:

[ ] Each exchange may result in a gain or loss and is treated as a sale and as a purchase of shares for tax purposes.

[ ] An exchange which represents an initial investment in a Series must meet the minimum investment requirements described under "Shareholder Services
    - How to Open an Account."

30  Aetna Mutual Funds Prospectus

[ ] The shares received in an exchange must be identically registered. A letter with signature guarantees must accompany any exchange request to transfer shares into a Series account that is not registered identically to the transferring Series account.

[ ] Following an investment in a Series, there is a required eight-day holding period or maximum allowed by law, if shorter, before those shares can be exchanged.

   There is currently no limit on the number of exchanges. However, each Series reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than five exchanges out of a Series per calendar year. In addition, each Series reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, it would be unable to invest effectively in accordance with its investment objective as a result of such exchange. Each Series also reserves the right to revise the exchange privilege at any time.

   You automatically receive telephone exchange privileges when you establish your account. If you do not want telephone exchange privileges, write to the transfer agent at the above address or call 1-800-367-7732. The Fund has established reasonable procedures to confirm that instructions received are genuine. If these procedures are not followed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For your protection, all telephone exchange transactions may be recorded, and you will be asked for certain identifying information.

Your distribution
option can be
changed at any
time by calling
1-800-367-7732

Distribution Options When completing an application, you must select one of the following options for dividends and capital gains distributions:

[ ] Full Reinvestment - Both dividends and capital gains distributions from a Series will be reinvested in additional Select Class shares of that Series. This option will be selected automatically unless one of the other options is specified. (Please refer to "Distributions.")

[ ] Or . . . Capital Gains Reinvestment - Capital gains distributions from a
    Series will be reinvested in additional Select Class shares of that Series and all net income from dividends will be distributed in cash.

[ ] Or . . . All Cash - Dividends and capital gains distributions will be paid in cash.

   If you select a cash distribution option, you can elect to have distributions automatically invested in Select Class shares of another Series of the Fund. To request information or to initiate a transaction, please call 1-800-367-7732.

   If you make no selection, income dividends and capital gains distributions with respect to a particular Series will be reinvested in additional

                                             Aetna Mutual Funds Prospectus  31

Select Class shares of that Series. Distributions paid in shares will be credited to your account at the next determined net asset value per share.

   Changes to the above options will be effective for distributions occurring ten days after the date written notification is received by the transfer agent.

How to Redeem Shares To redeem all or a portion of the Select Class shares in your account, a redemption request should be submitted as described below. Shares will be redeemed at the net asset value next determined on that Business Day so long as the redemption request and all required documentation is received by Firstar Trust Company (the transfer agent) at its Milwaukee offices prior to 4:00 p.m. Redemption requests received after 4:00 p.m. will be processed at the net asset value determined on the following Business Day.

   A Series has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Series is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Series in any 90 day period. To the extent possible, the Series will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Series will weigh the effects on individual nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders. See the Statement for additional information on redemptions in kind.

For help with
redemptions, call
1-800-367-7732

Redeem by Mail Shares of any Series may be redeemed by sending written instructions to the transfer agent. The instructions should identify the Series, the number of shares or dollar amount to be redeemed, your name and account number. The instructions must be signed by all person(s) required to sign for the Series account, exactly as the shares are registered, and accompanied by a signature guarantee(s). (See "Signature Guarantee" below.) Certain nonindividual shareholders may also be required to furnish copies of supporting documents such as corporate resolutions or trust instruments.

   Once a redemption request is received in good order, the Series will normally send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Series, the Series may defer distribution for up to seven days or the maximum period allowed by law, if shorter. Also, a Series will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. The Series may suspend redemptions or postpone pay


32  Aetna Mutual Funds Prospectus
ments when the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission.

Redeem by Wire Redemption proceeds will be transferred by wire to your designated bank account if federal funds wire instructions are provided with your redemption request accompanied by a signature guarantee as described below. A $12.00 fee will be charged for this service. A minimum redemption of $1,000 is required for wire transfers.

Signature Guarantee A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Fund may waive the signature guarantee requirement for redemption requests for amounts of $10,000 or less. However, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.

   The Fund reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

   You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notary publics.

Minimum Account Balance To keep your account open, you must maintain a minimum balance of $500 in each Series account. If this minimum balance is not maintained due to redemptions, the Fund reserves the right to redeem all of your remaining shares in that Series and mail the proceeds to you at the address of record. Shares will be redeemed at net asset value on the day the account is closed. The Fund will give you 60 days notice that such redemption will occur unless you make an additional investment to increase the account balance to the $500 minimum.

Information you
will receive

Tax-Deferred Retirement Plans The Fund can be used for investment by a variety of tax-deferred plans. These plans let you save for retirement and allow you to defer taxes on your investment income. Some of these plans are:

[ ] IRAs, available to individuals who work and their spouses

                                             Aetna Mutual Funds Prospectus  33

[ ] 401(k) programs, available to corporations of all sizes to benefit their employees

Shareholder Information The transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as an historical transcript of your account and copies of canceled checks.

   Consolidated Statements reflecting current values, share balances and year-to-date transactions will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a Consolidated Statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one Consolidated Statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one Consolidated Statement.

Other Features

A convenient
way to make
regular
investments

Systematic Investment The Systematic Investment feature, using the EFT capability (see "Shareholder Services--Purchase by Electronic Funds Transfer"), allows you to make automatic monthly investments in any Series. On the application, you may select the amount of money to be moved and the Series in which it will be invested. There is no minimum initial cash investment required to purchase shares if you elect to use the EFT feature. The minimum monthly Systematic Investment is currently $50 per Series, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the transfer agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days. See "How to Redeem Shares."

For more
information, call
1-800-367-7732

Automatic Cash Withdrawal Plan The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in the Fund. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Series to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Series utilizing this feature. Your automatic cash with


34  Aetna Mutual Funds Prospectus
drawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Be sure to
sign up for
checkwriting
services


Checkwriting Service Checkwriting is available with Money Market. There is currently no charge for this service, however, the transfer agent may impose a nominal fee for checks. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your shares. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling 1-800-367-7732. All notices with respect to checks must be given to the transfer agent. The checkwriting service is not available for IRAs or other retirement accounts.


TDD Service  Firstar Trust Company, the transfer agent, offers
Telecommunication Device for the Deaf (TDD) services for hearing impaired shareholders. The dedicated number for this service is 1-800-684-3416 and appears on shareholder account statements.

Changes to Service The Fund reserves the right to amend the shareholder services described above or to change the terms or conditions of such services at any time.

Cross Investing


[ ] Dividend Investing - You may elect to have dividend and/or capital gains distributions automatically invested in one other Select Class Series, including those Series offered through the Generation Series Prospectus (Aetna Ascent, Aetna Crossroads and Aetna Legacy).

[ ] Systematic Exchange - You may establish an automatic exchange of Select
    Class shares from one Series to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Since this transaction is treated as an exchange, the policies related to the exchange privilege apply. Please read the "Shareholder Services - Purchase by Exchange" section carefully. There may be tax consequences associated with these exchanges. Please consult your tax adviser.


Cross Investing may only be made in a Series that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-367-7732.

                                             Aetna Mutual Funds Prospectus  35

Management

Directors Each Series is managed under the supervision of the Directors. The Directors set broad policies for the Fund and each of its Series. Information about the Directors is found in the Statement.

The Fund's
Investment
Adviser

Investment Adviser Aetna has entered into an investment advisory agreement with the Fund on behalf of each Series which provides that Aetna is responsible for managing the investments of each Series and for providing all necessary facilities and personnel costs to conduct such activities. Aetna is a Connecticut corporation with its principal offices located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser.

   Listed below are the Advisory Fees that Aetna receives from each Series as well as the fees that Aetna pays to the Subadvisor at an annual rate based on average daily net assets of each Series:

                                          Subadvisory
                         Advisory Fee         Fee                Assets
---------------------    ------------     -----------    ---------------------
Money Market                0.400%           0.300%      On first $500 million
                            0.350%           0.265%      On next $500 million
                            0.340%           0.255%      On next $1 billion
                            0.330%           0.250%      On next $1 billion
                            0.300%           0.225%      Over $3 billion
------------------------------------------------------------------------------
Government                  0.500%           0.350%      On first $250 million
                            0.475%           0.335%      On next $250 million
                            0.450%           0.315%      On next $250 million
                            0.425%           0.300%      On next $1.25 billion
                            0.400%           0.280%      Over $2 billion
---------------------    ------------     -----------    ---------------------
Bond                        0.500%           0.350%      On first $250 million
                            0.475%           0.335%      On next $250 million
                            0.450%           0.315%      On next $250 million
                            0.425%           0.300%      On next $1.25 billion
                            0.400%           0.280%      Over $2 billion
---------------------    ------------     -----------    ---------------------
Aetna Fund                  0.800%           0.500%      On first $500 million
                            0.750%           0.470%      On next $500 million
                            0.700%           0.440%      On next $1 billion
                            0.650%           0.410%      Over $2 billion
---------------------    ------------     -----------    ---------------------
Growth and Income           0.700%           0.450%      On first $250 million
                            0.650%           0.420%      On next $250 million
                            0.625%           0.405%      On next $250 million
                            0.600%           0.390%      On next $1.25 billion
                            0.550%           0.355%      Over $2 billion
---------------------    ------------     -----------    ---------------------

36  Aetna Mutual Funds Prospectus

                                          Subadvisory
                         Advisory Fee         Fee                Assets
---------------------    ------------     -----------    ---------------------
Growth                      0.700%           0.450%      On first $250 million
                            0.650%           0.420%      On next $250 million
                            0.625%           0.405%      On next $250 million
                            0.600%           0.390%      On next $1.25 billion
                            0.550%           0.355%      Over $2 billion
---------------------    ------------     -----------    ---------------------
Index Plus                  0.450%          0.350 %      On first $250 million
                            0.450%          0.345 %      On next $250 million
                            0.425%          0.3275%      On next $250 million
                            0.400%          0.310 %      On next $250 million
                            0.400%          0.300 %      On next $1 billion
                            0.375%          0.2775%      Over $2 billion
---------------------    ------------     -----------    ---------------------
Small Company               0.850%           0.550%      On first $250 million
                            0.800%           0.520%      On next $250 million
                            0.775%           0.505%      On next $250 million
                            0.750%           0.490%      On next $1.25 billion
                            0.725%           0.470%      Over $2 billion
---------------------    ------------     -----------    ---------------------
International Growth        0.850%           0.550%      On first $250 million
                            0.800%           0.520%      On next $250 million
                            0.775%           0.505%      On next $250 million
                            0.750%           0.490%      On next $1.25 billion
                            0.700%           0.455%      Over $2 billion


   The investment advisory and administrative service fees (see
"Administrator" below) applicable to Aetna Fund, Growth and Income, Growth, Small Company, and International Growth when taken together (before expense reimbursement) are higher than those charged by some other investment advisers to other registered investment companies.

Subadviser to
Aetna Series
Fund, Inc.

Subadviser Aetna, the Fund on behalf of each Series and Aeltus have entered into subadvisory agreements appointing Aeltus as the subadviser for each Series (Subadvisory Agreements). Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06103-1205. Aeltus is registered as an investment adviser with the Commission. Under the Subadvisory Agreements, Aeltus is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to the supervision of Aetna, the Fund and the Fund's Directors. Aeltus determines what securities and other instruments are purchased and sold by each Series and handles certain related accounting and administrative functions, including determining each Series' net asset value on a daily basis and preparing and providing such reports, data and information as Aetna or the Directors request from time to time.

                                             Aetna Mutual Funds Prospectus  37

Administrator The Fund on behalf of each Series has appointed Aetna as administrator for each Series. Aetna has responsibility for all administrative and internal accounting and reporting services, oversight of relationships with third party service providers such as the transfer agent and custodian, shareholder communications and reporting for each Series. As administrator, Aetna will oversee the calculation of net asset values and other financial reports prepared by the subadviser for the Series.

   For these services, each Series pays Aetna a fee determined at an annual rate of average daily net assets of the Series as follows: 0.25% on the first $250 million; 0.24% on the next $250 million; 0.23% on the next $250 million; 0.22% on the next $250 million; 0.20% on the next $1 billion; and 0.18% on assets over $2.0 billion.

Principal Underwriter Aetna is the principal underwriter for the Fund. Aetna contracts with various broker-dealers, including one or more of its affiliates, for distribution of shares.

Transfer Agent Firstar Trust Company, located at 615 E. Michigan Street, Milwaukee, WI 53202, acts as the Fund's transfer and dividend-paying agent. Firstar is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.


Series Expenses Each Series bears the costs of its operations. Expenses directly attributable to a Series are charged to that Series. Some expenses are allocated among all Series of the Fund in proportion to the net assets of each Series and some expenses are allocated equally to each Series. Series expenses for each class of shares are included in the Fee Tables.


Portfolio Management

The following individuals are primarily responsible for the day-to-day management of the Series, as indicated below. All of the following individuals may also decide as a group what strategy may benefit all of the Series.

Money Market and Bond Jeanne Wong-Boehm, Managing Director, Aeltus, has been managing Money Market and Bond since January 1992. Ms. Wong-Boehm joined Aetna in 1983 as a fixed income portfolio analyst and in 1989 she was assigned primary responsibility for the money market operations.

Aetna Fund John Y. Kim, President and Chief Investment Officer, Aeltus. Mr. Kim has been managing Aetna Fund since May 1994. He joined Aetna Life Insurance Company in 1983 as a Bond Analyst and in 1989

38  Aetna Mutual Funds Prospectus
he advanced to Senior Investment Officer. In October 1989, Mr. Kim joined Aetna as Fixed Income Portfolio Manager. He subsequently served as a Vice President of Investor Relations for Aetna Inc. and later became Vice President and Senior Portfolio Manager for Aetna Inc.'s Property/Casualty portfolios. In 1993, Mr. Kim joined Mitchell Hutchins Institutional Investors as Managing Director and Head of Institutional Fixed Income. In 1994 he returned to Aetna as its Chief Investment Officer.

Growth and Income Kevin Means, Managing Director, Aeltus, has managed Growth and Income since July 1994. Mr. Means is responsible for the management of over $6 billion in variable annuity and mutual funds assets. Mr. Means joined Aetna in July of 1994 after serving as Chief Investment Officer at INVESCO Management and Research, Boston from 1993 to 1994. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at INVESCO Capital Management, Atlanta. Mr. Means heads a team of portfolio managers who specialize in various asset classes used in the management of Growth and Income.


Index Plus Geoffrey A. Brod, Vice President, Aeltus, is primarily responsible for the day-to-day management of Index Plus. Mr. Brod has over 30 years of experience in quantitative applications and has over 9 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.


International Growth Vince Fioramonti, Vice President, Aeltus, has managed International Growth since December 1995. Mr. Fioramonti manages international stocks and non-U.S. dollar government bonds for several Aetna investment funds. Mr. Fioramonti joined Aetna in 1994 after serving as Vice President for The Travelers Investment Management Company. He began his investment career with Travelers in 1988.

Growth Peter Canoni, Managing Director, Aeltus, has managed Growth since its inception in January 1994. Mr. Canoni has worked as a fund manager for Aeltus since 1980.

Small Company Thomas DiBella, Vice President, Aeltus, has managed Small Company since its inception in January, 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of small capitalization portfolios. Prior to joining Aeltus, Mr. DiBella was an investment officer with Bethlehem Steel from 1989 to 1991.

Government Hugh T.M. Whelan, Vice President, Aeltus has managed Government since January 1997. Mr. Whelan joined Aeltus in 1989 and manages fixed-income portfolios employing different strategies.



                                             Aetna Mutual Funds Prospectus  39

   Distributions

How to
receive
dividends

[ ] Money Market declares dividends daily and pays monthly.

[ ] Government and Bond declare and pay dividends monthly.

[ ] Aetna Fund and Growth and Income declare and pay dividends semiannually.


[ ] Growth, Index Plus, Small Company and International Growth declare and pay dividends annually.


[ ] All capital gains distributions, if any, are paid on an annual basis.

   Income dividends are derived from investment income, including dividends, interest, realized short-term capital gains, and certain foreign currency gains received by a Series. Capital gains distributions are derived from each Series' realized long-term capital gains. The per share dividends and distributions of Select Class shares will be higher than the per share dividends and distributions of the Adviser Class as a result of the distribution fees and service fees applicable to the Adviser Class.

   Money Market shares begin to accrue dividends the next Business Day after they are purchased; a redemption will include dividends declared through the redemption date.

   Both income dividends and capital gains distributions are paid by each Series on a per share basis. As a result, at the time of such payment, the net asset value per share of a Series (except Money Market) will be reduced by the amount of such payment.

Pricing
your Fund

Net Asset Value

The net asset value per share (NAV) of each Series is determined as of the earlier of 15 minutes after the close of the NYSE or 4:15 p.m. eastern time on each Business Day. Except for Money Market, the NAV is computed by dividing the total value of a Series' assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses), by the number of shares outstanding. A Series' securities are valued primarily on the basis of market quotations. All other assets, including restricted securities and other securities for which market quotations are not readily available, are valued at their fair value in such manner as may be determined, from time to time, under the authority of the Directors.

   Money Market's portfolio securities are valued at their amortized cost. Money Market's use of amortized cost is part of its effort to maintain a constant net asset value of $1.00 per share.

Form 1099-DIV
will be mailed
to you in January

Taxes

Introduction The tax information described below is only a summary of federal income tax consequences and is based on tax laws and regulations in effect as of the date of this Prospectus. Please refer to

40  Aetna Mutual Funds Prospectus
the Statement for a more detailed discussion of federal income tax considerations. In addition to federal taxes, you may be subject to state and local taxes and you should discuss your individual tax situation with your tax adviser.

Shareholder Distributions Each Series intends to qualify for treatment under Subchapter M of the Internal Revenue Code, as amended. By distributing all of its income and meeting certain other requirements relating to the source of its income and diversification of its assets, the Series will not be liable for federal income or excise taxes. Therefore, each Series will distribute all of its net income and gains to shareholders. Such distributions will be taxable income or capital gains to the shareholders and not the Series. Distributions of net long-term capital gains are taxable to the shareholders as long-term capital gains regardless of the length of time a shareholder has owned the shares. Distributions of net investment income and net short-term capital gains are taxable as ordinary income. Depending on a Series' investments, part or all of ordinary income dividends could be treated as:
(1) "U.S. Government Interest Dividends" which are exempt from state and local taxes in some jurisdictions or (2) "Qualifying Dividends" which for eligible corporate shareholders qualify for the corporate dividends-received deduction. Dividends paid by Government may be U.S. Government Interest Dividends. Substantially all dividends paid by Growth and Income, and, to a lesser degree, Aetna Fund, Growth and Small Company will be Qualifying Dividends for which eligible corporate shareholders may claim a partial deduction.

   Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Series' assets to be invested in various countries is not known. International Growth may elect to "pass through" foreign taxes paid in order to permit shareholders to claim a credit or deduction, if more than 50% of the value of such Series' assets at the close of a taxable year consist of stock or securities of foreign corporations.

   A Series' distributions are taxable in the year they are received, regardless of whether you take them in cash or reinvest them in additional shares. However, distributions declared in December to shareholders of record on a date in December and paid in January of the following year are taxable as if paid on December 31 of the year of declaration. Each Series will send a statement to shareholders by January 31 indicating the tax status of distributions made during the previous year, and any foreign taxes "passed-through" to shareholders.

Buying a Dividend If you buy shares of a Series (other than Money Market) just before the ex-dividend date, you may be taxed on the entire amount of the dividend received.


                                             Aetna Mutual Funds Prospectus  41

Share Redemptions Any gain or loss realized when you redeem (sell) or exchange shares of a Series will be treated as a taxable long-term or short-term capital gain or loss. Please see the Statement for information regarding any limitation on deductibility of such losses.

Tax Withholding When you fill out your application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding by the Internal Revenue Service (IRS). If you are subject to backup withholding or fail to properly certify your taxpayer identification number, the IRS can require the Fund to withhold 31% of your taxable dividends, capital gains distributions and redemption proceeds.

General Information


Articles of Incorporation The Fund was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation (Articles) provide for the issuance of multiple series of shares each representing a portfolio of investments with different investment objectives, policies and restrictions. The Fund currently offers 12 Series, nine of which are described in this Prospectus.


Share Classes The Fund's shares are currently classified into two classes, Select Class shares and Adviser Class shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of the respective sales charge, if any, for each class; (b) the distribution and/or service fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. The Directors do not anticipate that there will be any conflicts among the interests of the holders of the different classes of shares of the Fund. The Directors continue to consider whether any such conflicts exist and, if so, will take appropriate action.

   The Fund has obtained a ruling from the IRS with respect to the Series described in this Prospectus to the effect that differing distributions among the classes of its shares will not result in a Series' dividends or other distributions being regarded as "preferential dividends" under the Code. For additional information, see the Statement.


Capital Stock The Articles currently authorize the issuance of 4.8 billion shares of capital stock of the Fund. All shares are nonassessable, transferable and redeemable. There are no preemptive rights. As of January 31, 1997, Aetna and its affiliates owned 15.49% of all outstanding shares of the Fund. Aetna and its affiliates may make additional investments to the Series.


42  Aetna Mutual Funds Prospectus

Shareholder Meetings The Fund is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of a Series' outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

Voting Rights Shareholders of each class are entitled to one vote for each full share held and fractional votes for fractional shares of each class held on matters submitted to the shareholders of the Fund. Voting rights are not cumulative. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Series or one class of shares.


Payments to Dealers From time to time, Aetna or its affiliates may make payments (up to 0.25%, computed on an annualized basis, of average monthly account values) to other dealers and/or their agents who may or may not be affiliates of Aetna, who sell Select Class shares or who provide shareholder services to you. These payments are made from the resources of the paying entity so the price you pay for Select Class shares and the value of your investment will be unaffected. Aetna may also award various types of non-cash compensation such as merchandise, trips and/or educational seminars to sales personnel.



Performance Data

A Series may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications of general interest. These may include the Standard & Poor's 500 Stock Index (S&P 500); Russell 2000 Index, Lehman Brothers Aggregate Bond Index; Dow Jones Industrial Average (DJIA); Lipper Analytical Services, Inc., Morningstar, Inc.; IBC/Donoghue's Taxable MFA; the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index; and the Morgan Stanley Capital International Far East Free ("FEF ex. Japan") Index.


                                             Aetna Mutual Funds Prospectus  43

Appendix A--Glossary of Investment Terms

This glossary describes some of the securities used by the Series. Further information is available in the Statement.

Banker's Acceptance A banker's acceptance is a time draft drawn on and accepted by a bank and is customarily used by corporations as a means of financing payment for traded goods. When a draft is accepted by a bank, the bank guarantees to pay the face value of the debt at maturity.

Certificates of Deposit For large deposits not withdrawable on demand, banks issue certificates of deposit (CDs) as evidence of ownership. CDs are usually negotiable and traded among investors such as mutual funds and banks.

Commercial Paper Commercial paper is unsecured short-term debt instruments issued by companies or banks with a maturity ranging from two to 270 days.

Eurodollar Eurodollars are U.S. dollars held in banks outside the United States, mainly in Europe but also in other countries, and are commonly used for the settlement of international transactions. There are many types of Eurodollar securities including Eurodollar CDs and bonds; these securities are not registered with the Commission. Certain Eurodollar deposits are not FDIC insured and may be subject to future political and economic developments and governmental restrictions.

High-Risk, High-Yield Securities Bonds that are rated BB or below by Standard & Poor's Corp. or Ba or below by Moody's Investors Service, Inc., or other agencies, or, if unrated, considered by the Adviser to be of comparable quality. These bonds are often called "junk bonds" because of the greater possibility of default.

Pay-in-Kind Bonds Pay-in-kind bonds are bonds that pay all or a portion of their interest through the issuance of additional bonds.

Repurchase Agreements A repurchase agreement or "repo" is an agreement between a seller and buyer, usually of U.S. Government securities, to sell and subsequently repurchase securities at a fixed price on a future date. The primary attraction of repurchase agreements is the flexibility of maturities.

U.S. Government Derivatives A Series may purchase separately traded principal and interest components of certain U.S. Government

44  Aetna Mutual Funds Prospectus
securities (STRIPS). In addition, a Series may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.

U.S. Government Securities Securities issued by the U.S. Government and its agencies. Direct Obligations of the U.S. Government are:

    Treasury Bills - issued with short maturities (one year or less) and priced at a discount to face value. The income for investors is the difference between the purchase price and the face value.

    Treasury Notes - intermediate-term securities with maturities of between one to ten years. Income to investors is paid in semiannual interest payments.

    Treasury Bonds - long-term debt instruments with maturities from ten years to up to thirty years. Income is paid to investors on a semi-annual basis.

   In addition, U.S. Government Agencies issue debt securities to finance activities for the U.S. Government. These agencies include among others the Federal Home Loan Bank, Federal National Mortgage Association ("FNMA" or "Fannie Mae"), Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Export-Import Bank and the Tennessee Valley Authority.

   Not all agencies are backed by the full faith and credit of the United States; for example the FNMA may borrow money from the U.S. Treasury only under certain circumstances. There is no guarantee that the government will support these types of securities and they therefore involve more risk than direct government obligations.

Variable Rate Instruments A variable or floating rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which can reasonably be expected to have a market value close to par value.

Yankee Bonds A bond issued in the United States by foreign countries, corporations and banks. Similarly, Yankee CDs are issued in the U.S. by branches of foreign banks.

Zero Coupon Bonds Bonds issued at a deep discount to face value. These bonds pay no interest but are redeemed at full face value. The price of zero coupon bonds are more volatile than bonds which pay interest but are rated on the same principles as all fixed-income investments.

                                             Aetna Mutual Funds Prospectus  45

   The Series also use some of the following securities to manage risk and volatility:

Call Option The right to buy a security, currency or stock index at a stated price, or strike price, within a fixed period. A call option will be exercised if the spot price rises above the strike price; if not, the option expires worthless.

Convertible Stock Corporate securities, which may be either bonds or preferred shares, that can be exchanged for shares at a fixed price.

Covered Call Options A call option backed by the securities underlying the option. The owner of a security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security.

Futures Contracts to buy securities, currencies or stock indexes in the future at a price agreed in advance. A futures contract obliges the buyer to purchase the security and the seller to sell it, unlike an option where the buyer can choose whether or not to exercise the option.

Preferred Stock Shares which pay a fixed dividend, in contrast to common stock whose dividends depend on the profits of the company.

Put Option The right to sell a security, currency or stock index at a stated price, or strike price, within a fixed period. A put option will be exercised if the market price falls below the strike price; if not, the option expires worthless.

Warrants A security, normally offered with bonds or preferred stock, that entitles investors to buy shares at a prescribed price within a named or stated period to perpetuity. The time period is usually longer than that of a call option.


46  Aetna Mutual Funds Prospectus

   Appendix B--Description of Corporate Bond Ratings

Moody's Investors Service, Inc.

"Aaa" Rating Bonds rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Rating Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

"A" Rating Bonds rated A possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors relating to security of principal and interest are considered adequate but elements may be present which suggest possible impairment sometime in the future.

"Baa" Rating Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics.

"Ba" Rating Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes this class of bond.

"B" Rating Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

                                             Aetna Mutual Funds Prospectus  47

Standard & Poor's Corporation

"AAA" Rating Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Rating Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A" Rating Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Rating Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

"BB" Rating Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

"B" Rating Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


48  Aetna Mutual Funds Prospectus

[Aetna logo] Aetna Series Fund, Inc.

151 Farmington Avenue
Hartford, CT 06156-8962
1-800-238-6263

Investment Adviser
Aetna Life Insurance and Annuity Company
151 Farmington Avenue, TN41
Hartford, CT 06156-8962

Custodians
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109

Transfer Agent
Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201-0701

Independent Auditors
KPMG Peat Marwick LLP
CityPlace II
Hartford, CT 06103-4103

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of a Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

                                Adviser Class

                                                                         Aetna
                                                                  Mutual Funds
                                                                    Prospectus


[Aetna logo] March 3, 1997

 -----------------------------------------------------------------------------
Aetna Series Fund, Inc. (Fund) is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (Series) with different investment objectives, policies and restrictions. Currently, each Series is authorized to offer two classes of shares, the Adviser Class and the Select Class.


This Prospectus sets forth concisely the information about the Fund and its Series that you should know before investing. Please read this Prospectus carefully before investing and retain for future reference. Additional information about the Fund and its Series, including a Statement of Additional Information (Statement) dated March 3, 1997 has been filed with the Securities and Exchange Commission (Commission). The Statement is incorporated by reference into this Prospectus and is available upon request and without charge by calling 1-800-367-7732 or by writing to Aetna Series Fund, Inc. at 151 Farmington Avenue, Hartford, Connecticut 06156-8962. Additional information filed with the Commission can be obtained by contacting the Commission at its Web Site (http://www.sec.gov).


This Prospectus is for investors eligible to purchase Adviser Class shares. A separate Prospectus is available for investors eligible to purchase Select Class shares. Sales charges, expenses and performance will vary with respect to each class.

Investment Objectives
 -----------------------------------------------------------------------------
Aetna Money Market Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Although the Money Market Fund will strive to maintain a $1.00 net asset value per share, there is no assurance that it will be able to do so. Investments in this Series are neither insured nor guaranteed by the U.S. Government.

Aetna Government Fund seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Aetna Bond Fund seeks to provide as high a level of total return (i.e., income and capital appreciation), as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Aetna Fund seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Aetna Fund may involve less investment risk than a portfolio consisting entirely of common stocks.

Aetna Growth and Income Fund seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

Aetna Growth Fund seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


Aetna Index Plus Fund seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index (S&P 500), a stock market index composed of 500 common stocks selected by the Standard & Poor's Corporation.


Aetna Small Company Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Aetna International Growth Fund seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

2  Aetna Mutual Funds Prospectus

 Table of Contents


Highlights                                               4
Fee Tables                                               6
Financial Highlights                                    10
Description of the Fund                                 16
Risk Factors and Other Considerations                   22
Investment Restrictions                                 27
Shareholder Services                                    29
Other Features                                          35
Cross Investing                                         36
Fees and Charges                                        36
Management                                              38
Portfolio Management                                    41
Distributions                                           42
Net Asset Value                                         42
Taxes                                                   43
General Information                                     44
Performance Data                                        46
Appendix A--Glossary of Investment Terms                47
Appendix B--Description of Corporate Bond Ratings       50


                                              Aetna Mutual Funds Prospectus  3

   Highlights

What is a Mutual Fund and What are its Advantages? A mutual fund pools the money of a number of investors and invests in a portfolio of securities on their behalf. Mutual funds allow you to spread risk through diversification and to benefit from professional management. You have immediate access to your money simply by writing a letter or, in the case of the Aetna Money Market Fund, by writing a check.

What Series are Offered? The following mutual funds are offered by this Prospectus, each with its own objective and policies and all of which are diversified portfolios under the Investment Company Act of 1940 (1940 Act). See "Description of the Fund."

[ ] Aetna Money Market Fund (Money Market)

[ ] Aetna Government Fund (Government)

[ ] Aetna Bond Fund (Bond)

[ ] The Aetna Fund (Aetna Fund), a balanced fund

[ ] Aetna Growth and Income Fund (Growth and Income)

[ ] Aetna Growth Fund (Growth)


[ ] Aetna Index Plus Fund (Index Plus)


[ ] Aetna Small Company Fund (Small Company)

[ ] Aetna International Growth Fund (International Growth)

What are the Risks? The different types of securities purchased and investment techniques used by the above mutual funds involve varying amounts of risk. For more information, see "Risk Factors and Other Considerations."

What is the Difference Between Adviser and Select Class Shares? Two classes of shares are available, the Adviser Class shares and the Select Class shares. Adviser Class shares are offered primarily to the general public, and Select Class shares are offered principally to institutions.

   Adviser Class shares (except for certain purchases of Money Market shares--see "Contingent Deferred Sales Charge" for details) are subject to a contingent deferred sales charge (CDSC). The maximum CDSC is 1.0% (see "Contingent Deferred Sales Charge" for details), declining by 0.25% each year after the date of purchase to zero, so that no charge is imposed on shares purchased over four years prior to redemption. Adviser Class shares of each Series are also subject to a service fee at an annual rate of 0.25% (0.10% for the Money Market Series) and (except for the Money Market Series) a distribution fee at an annual rate of 0.50% of the average daily net assets. See "Fees and Charges" for more information.


4  Aetna Mutual Funds Prospectus

How Can I Purchase Shares? You may purchase shares by completing an application and sending it as described under "Shareholder Services." Your initial purchase must be for a minimum of $1,000 for each Series with a minimum of $500 for Individual Retirement Accounts (IRA). We also offer a systematic investment program that enables you to purchase shares on a regular basis. See "Shareholder Services" and "Other Features" for complete details.

When Can I Redeem Shares? Shares may be redeemed on each day the New York Stock Exchange (NYSE) is open for business. Adviser Class shares are redeemable at net asset value less any applicable CDSC. See "Shareholder Services" for further information.

Who is Managing the Assets? Aetna serves as the investment adviser for each of the Series and Aeltus Investment Management, Inc. (Aeltus) serves as the subadviser for each of the Series. Aetna and Aeltus (collectively, the "Adviser") are both indirect wholly-owned subsidiaries of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc.

   See "Management" for further information.

What if I have Additional Questions? Shareholders enjoy a high level of customer service. Please call 1-800-367-7732 if you have questions about your account or would like to initiate a transaction. Please call 1-800-238-6263 if you would like to receive an additional prospectus, application or information about the Fund.


                                              Aetna Mutual Funds Prospectus  5

   Fee Tables


The following is provided to assist you in understanding the various charges and expenses that you would bear directly or indirectly as a shareholder. For a complete description of these charges and expenses, see "Management."


 -----------------------------------------------------------------------------
                                Adviser Class
                       Shareholder Transaction Expenses

                                                Deferred Sales
                           Sales Charge            Charge on
                           on Purchases           Redemptions          Sales Charge
                         (as a percentage     (as a percentage of       on Dividend
                        of purchase price)   redemption proceeds)(1)   Reinvestment   Exchange Fee
----------------------  ------------------   -----------------------   ------------   ------------
Money Market                   None                   1.0%                 None           None
Government                     None                   1.0%                 None           None
Bond                           None                   1.0%                 None           None
Aetna Fund                     None                   1.0%                 None           None
Growth and Income              None                   1.0%                 None           None
Growth                         None                   1.0%                 None           None
Index Plus(2)                  None                   1.0%                 None           None
Small Company                  None                   1.0%                 None           None
International Growth           None                   1.0%                 None           None

(1) The contingent deferred sales charge set forth in the above table is the maximum redemption charge imposed on Adviser Class shares. Direct purchases into Money Market are not subject to a sales charge on redemption. Investors may pay charges less than 1.0%, depending on the length of time the shares are held. Adviser Class shares of each Series other than Money Market are also subject to an annual distribution fee of 0.50% and an annual service fee of 0.25% (0.10% for Money Market) of the value of average daily net assets of the Adviser Class. See "Fees and Charges."

(2) Inception date December 10, 1996.


                                Adviser Class
                          Annual Operating Expenses
                (as a percentage of average daily net assets)

                                                                                            Total
                          Management/                                    Other            Operating
                          Advisory Fee    Administrative               Expenses        Expenses (after
                           (after fee       Fee (after      12b-1   (after expense   fee waiver/expense
                            waiver)         fee waiver)      Fee    reimbursement)     reimbursement)(1)
---------------------     ------------    --------------    -----   --------------   -------------------
Money Market                  0.07%            0.25%        0.00%        0.18%              0.50%
Government                    0.00%            0.00%        0.50%        0.95%              1.45%
Bond                          0.09%            0.25%        0.50%        0.66%              1.50%
Aetna Fund                    0.80%            0.25%        0.50%        0.52%              2.07%
Growth and Income             0.68%            0.25%        0.50%        0.40%              1.83%
Growth                        0.70%            0.25%        0.50%        0.58%              2.03%
Index Plus2                   0.30%            0.25%        0.50%        0.40%              1.45%
Small Company                 0.85%            0.25%        0.50%        0.60%              2.20%
International Growth          0.85%            0.25%        0.50%        1.34%              2.94%


(1) From time to time, Aetna may agree to waive all or a portion of its Management/Advisory Fee and/or its Administrative Fee for a particular Series and to reimburse some or all of a particular Series' Other Expenses. Such fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

The expenses shown above are based on the year ended October 31, 1996 and reflect the most current fee waiver/expense reimbursement arrangements as of the date of this Prospectus. Fee waiver/expense reimbursement arrangements are currently in effect for Money Market, Government, Bond and Index Plus. These arrangements limit the Total Operating Expenses to the amounts shown above. Without these arrangements, Management/Advisory Fees, Administrative Fees and Total Operating Expenses would have been 0.40%, 0.25%, and 0.93% for Money Market; 0.50%, 0.25%, and 2.32% for Government; and 0.50%, 0.25%, and 1.91% for
Bond. For Index Plus, Management/Advisory Fees and Total Operating


6  Aetna Mutual Funds Prospectus

Expenses are estimated to be 0.45% and 1.60%, respectively. These are based on estimated amounts for the current fiscal year. With respect to Money Market, Aetna may waive or reimburse an amount that would lower the Total Operating Expenses shown above.
(2) Inception Date December 10, 1996.

 -----------------------------------------------------------------------------
                                Adviser Class
                                   Example

Using the above percentages, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and either redemption at the end of each of the periods shown or no redemption:


                                           1 Year   3 Years    5 Years    10 Years
 ---------------------------------------  -------    --------  --------   ----------
Money Market*
 Redemption at end of each time period      $ 5       $16        $ 28       $ 63
 No Redemption                                5        16          28         63
Government
 Redemption at end of each time period       25        51          79        174
 No Redemption                               15        46          79        174
Bond
 Redemption at end of each time period       25        52          82        179
 No Redemption                               15        47          82        179
Aetna Fund
 Redemption at end of each time period       31        70         111        240
 No Redemption                               21        65         111        240
Growth and Income
 Redemption at end of each time period       29        63          99        215
 No Redemption                               19        58          99        215
Growth
 Redemption at end of each time period       31        69         109        236
 No Redemption                               21        64         109        236
Index Plus
 Redemption at end of each time period       25        51          79        174
 No Redemption                               15        46          79        174
Small Company
 Redemption at end of each time period       32        74         118        253
 No Redemption                               22        69         118        253
International Growth
 Redemption at end of each time period       40        96         155        326
 No Redemption                               30        91         155        326


This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown. This example reflects, among other things, the application of the maximum Deferred Sales Charge imposed on Adviser Class shares.
*These numbers do not reflect a Contingent Deferred Sales Charge since a Deferred Sales Charge is only applied to proceeds from Money Market share redemptions when the shares were purchased through an exchange from another


                                              Aetna Mutual Funds Prospectus  7

Series and the Deferred Sales Charge has been deferred. (See "Fees and Charges--Contingent Deferred Sales Charge.")


The Fund offers two classes of shares for each of its Series, Adviser Class and Select Class. Because the expenses and sales charges vary between the classes, the performance of each class will vary. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your representative or 1-800-238-6263.


 -----------------------------------------------------------------------------
                Select Class Shareholder Transaction Expenses

Select Class shares are not subject to Shareholder Transaction Expenses which include sales charges on purchases, deferred sales charges on redemptions, sales charges on dividend reinvestments and exchange fees.

 -----------------------------------------------------------------------------
                                 Select Class
                          Annual Operating Expenses
                 (as a percentage of average daily net assets)

                                                                                  Total
                                                                                Operating
                                                                                 Expenses
                         Management/      Administrative        Other           (after fee
                         Advisory Fee          Fee             Expenses          waiver/
                          (after fee        (after fee          (after           expense
                           waiver)           waiver)        reimbursement)   reimbursement)(1)
--------------------    -------------     --------------    --------------   -----------------
Money Market                 0.07%             0.25%             0.18%             0.50%
Government                   0.00%             0.00%             0.70%             0.70%
Bond                         0.09%             0.25%             0.41%             0.75%
Aetna Fund                   0.80%             0.25%             0.26%             1.31%
Growth and Income            0.68%             0.25%             0.15%             1.08%
Growth                       0.70%             0.25%             0.33%             1.28%
Index Plus(2)                0.30%             0.25%             0.15%             0.70%
Small Company                0.85%             0.25%             0.34%             1.44%
International Growth         0.85%             0.25%             1.07%             2.17%

(1) From time to time, Aetna may agree to waive all or a portion of its Management/Advisory Fee and/or its Administrative Fee for a particular Series and to reimburse some or all of a particular Series' Other Expenses. Such fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

(2) Inception date December 10, 1996. The expenses shown above are based on the year ended October 31, 1996 and reflect the most current fee waiver/ expense reimbursement arrangements as of the date of this Prospectus. Fee waiver/expense reimbursement arrangements are currently in effect for Money Market, Government, Bond and Index Plus. These arrangements limit the Total Operating Expenses to the amounts shown above. Without these arrangements, Management/Advisory Fees, Administrative Fees and Total Operating Expenses would have been 0.40%, 0.25%, and 0.83% for Money Market; 0.50%, 0.25%, and 1.57% for Government; and 0.50%, 0.25%, and 1.16% for Bond. For Index Plus, Management/Advisory Fees and Total Operating Expenses are estimated to be 0.45% and 0.85%, respectively. These are based on estimated amounts for the current fiscal year. With respect to Money Market, Aetna may waive or reimburse an amount that would lower the Total Operating Expenses shown above.

 -----------------------------------------------------------------------------

8  Aetna Mutual Funds Prospectus

                                 Select Class
                                   Example

Using the above percentages, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:


                        1 Year    3 Years    5 Years    10 Years
---------------------   -------   --------   --------   ----------
Money Market              $ 5       $16       $ 28        $ 63
Government                  7        22         39          87
Bond                        8        24         42          93
Aetna Fund                 13        42         72         158
Growth and Income          11        34         60         132
Growth                     13        41         70         155
Index Plus                  7        22         39          87
Small Company              15        46         79         172
International Growth       22        68        116         250


This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.
 -----------------------------------------------------------------------------
As noted above, each Series has two classes of shares, Adviser Class and Select Class. Because the expenses and sales charges vary between the classes, the performance of each class will vary. Registered representatives may receive different levels of compensation when selling shares of the Series' classes. Additional information regarding each Series' classes may be obtained by calling your representative or 1-800-367-7732.



                                              Aetna Mutual Funds Prospectus  9

Financial Highlights

(for one outstanding share throughout each period)


The selected data presented below for, and as of the end of, each of the periods listed are derived from the financial statements of Aetna Series Fund, Inc., which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements as of, and for the year ended October 31, 1996 and the independent auditors' report thereon, are included in the annual report which is incorporated by reference into the Statement.


                                                                          Adviser Class Shares

                                                                          Money Market
                                                                ------------------------------
                                                                  1996        1995      1994+
                                                                --------    -------    -------
Net Asset Value Beginning of Period                             $   1.00    $  1.00    $  1.00
                                                                --------    -------    -------
Net Investment Income                                                .05       0.06       0.03
Net Realized and Change in Unrealized Gain (Loss) on
  Investments                                                       0.00       0.00       0.00
                                                                --------    -------    -------
Total from Investment Operations                                    0.05       0.06       0.03
Dividends from Net Investment Income                               (0.05)     (0.06)     (0.03)
Dividends in Excess of Net Investment Income                        0.00       0.00       0.00
Distributions from Realized Gain on Investments                     0.00       0.00       0.00
                                                                --------    -------    -------
Net Asset Value End of Period                                   $   1.00    $  1.00    $  1.00
                                                                ========    =======    =======
Total Return*                                                       5.44%      5.95%      2.41%
Net Assets End of Period (in thousands)                         $119,849    $78,726    $47,350
Ratio of Total Investment Expenses to Average Net Assets**          0.30%      0.26%      0.21%
Ratio of Net Investment Income to Average Net Assets**              5.30%      5.79%      4.27%
Ratio of Net Investment Expense Before Reimbursement and
  Waiver to Average Net Assets**                                    0.93%      0.87%      0.92%
Ratio of Net Investment Income Before Reimbursement and
  Waiver to Average Net Assets**                                    4.67%      5.19%      3.67%
Portfolio Turnover                                                   N/A        N/A        N/A

+ The Fund commenced offering Adviser Class shares on April 15, 1994. Prior to that date, the Fund offered only Select Class shares.


* The Total Return percentage does not reflect the Contingent Deferred Sales Charge imposed on Adviser Class shares. Inclusion of this charge would reduce the total return figures.

** Annualized for periods less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

Additional information about the performance of the Fund and its Series is contained in the Annual Report dated
October 31, 1996. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-238-6263.


10  Aetna Mutual Funds Prospectus

 -----------------------------------------------------------------------------

          Government                         Bond
-----------------------------    ---------------------------
 1996         1995      1994+     1996      1995      1994+
------      -------    ------    ------    ------    -------
$10.00      $  9.41    $ 9.67    $10.27    $ 9.58    $  9.92
------      -------    ------    ------    ------    -------
  0.48         0.60      0.24      0.62      0.56       0.28
 (0.13)        0.56     (0.24)    (0.20)     0.66      (0.35)
------      -------    ------    ------    ------    -------
  0.35         1.16      0.00      0.42      1.22      (0.07)
 (0.56)       (0.57)    (0.26)    (0.60)    (0.53)     (0.27)
  0.00         0.00      0.00      0.00      0.00       0.00
  0.00         0.00      0.00      0.00      0.00       0.00
------      -------    ------    ------    ------    -------
$ 9.79      $ 10.00    $ 9.41    $10.09    $10.27    $  9.58
======      =======    ======    ======    ======    =======
  3.75%       12.60%    (0.06)%    4.27%    13.28%     (0.68)%
$  526      $   405    $  151    $  877    $7,340    $25,405
  1.45%        1.51%     1.28%     1.50%     1.50%      1.49%
  4.96%        6.02%     4.68%     5.47%     5.91%      5.36%
  2.32%        2.11%     2.11%     1.91%     1.82%      1.81%
  4.09%        5.42%     3.85%     5.06%     5.60%      5.04%
 50.48%      117.31%    43.63%    42.33%    56.99%     51.80%


                                             Aetna Mutual Funds Prospectus  11

(for one outstanding share throughout each period)
 -----------------------------------------------------------------------------


                                                                         Adviser Class Shares

                                                                         Aetna Fund
                                                                -----------------------------
                                                                  1996      1995       1994+
                                                                -------    -------    -------
Net Asset Value Beginning of Period                             $ 12.34    $ 10.62    $ 10.54
                                                                -------    -------    -------
Net Investment Income                                              0.20       0.23       0.19
Net Realized and Change in Unrealized Gain (Loss) on
  Investments                                                      1.79       1.91       0.00
                                                                -------    -------    -------
Total from Investment Operations                                   1.99       2.14       0.19
Dividends from Net Investment Income                              (0.27)     (0.42)     (0.11)
Dividends in Excess of Net Investment Income                       0.00       0.00       0.00
Distributions from Realized Gain on Investments                   (0.57)      0.00       0.00
                                                                -------    -------    -------
Net Asset Value End of Period                                   $ 13.49    $ 12.34    $ 10.62
                                                                =======    =======    =======
Total Return*                                                     16.83%     18.32%      1.84%
Net Assets End of Period (in thousands)                         $ 3,783    $ 1,362    $26,396
Ratio of Total Investment Expenses to Average Net Assets**         2.07%      2.04%      1.87%
Ratio of Net Investment Income to Average Net Assets**             1.60%      2.61%      1.90%
Ratio of Net Investment Expense Before Reimbursement and
  Waiver to Average Net Assets**                                   2.07%      2.07%      2.06%
Ratio of Net Investment Income Before Reimbursement and
  Waiver to Average Net Assets**                                   1.60%      2.58%      1.67%
Portfolio Turnover                                               117.88%    129.05%     86.10%
Average Commission Rate Paid Per Share                          $0.0557         --         --

+ The Fund commenced offering Adviser Class shares on April 15, 1994. Prior to that date, the Fund offered only Select Class shares.


* The Total Return percentage does not reflect the Contingent Deferred Sales Charge imposed on Adviser Class shares. Inclusion of this charge would reduce the total return figures.

** Annualized for periods less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

Additional information about the performance of the Fund and its Series is contained in the Annual Report dated
October 31, 1996. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-238-6263.


12  Aetna Mutual Funds Prospectus

       Growth and Income                    Growth
-----------------------------    -----------------------------
   1996       1995      1994+      1996      1995       1994+
-------      -------   ------    -------    -------    -------
$ 13.43      $ 11.08   $10.75    $ 13.63    $ 10.74    $ 10.26
-------      -------   ------    -------    -------    -------
   0.08         0.12     0.11      (0.08)     (0.06)     (0.02)
   3.08         2.31     0.30       2.38       3.00       0.50
-------      -------   ------    -------    -------    -------
   3.16         2.43     0.41       2.30       2.94       0.48
  (0.14)       (0.08)   (0.08)      0.00      (0.05)      0.00
   0.00         0.00     0.00       0.00       0.00       0.00
  (0.76)        0.00     0.00      (1.76)      0.00       0.00
-------      -------   ------    -------    -------    -------
$ 15.69      $ 13.43   $11.08    $ 14.17    $ 13.63    $ 10.74
=======      =======   ======    =======    =======    =======
  24.70%       21.90%    3.71%     18.97%     27.92%      4.58%
$ 6,638      $ 2,217   $5,740    $ 4,615    $ 1,727    $   417
   1.83%        1.84%    2.32%      2.03%      2.03%      1.72%
   0.55%        1.14%    1.74%     (0.59)%    (0.47)%    (0.25)%
   1.83%        1.84%    2.42%      2.03%      2.14%      2.17%
   0.55%        1.14%    1.65%     (0.59)%    (0.58)%    (0.71)%
 106.09%      127.43%   54.13%    144.19%    171.75%    120.32%
$0.0505           --       --    $0.0598         --         --


                                             Aetna Mutual Funds Prospectus  13

(for one outstanding share throughout each period)




                                                                         Adviser Class Shares

                                                                        Small Company
                                                                -----------------------------
                                                                  1996       1995      1994+
                                                                -------    -------    -------
Net Asset Value Beginning of Period                             $ 13.39    $ 10.35    $ 10.24
                                                                -------    -------    -------
Net Investment Income                                             (0.18)     (0.11)     (0.04)
Net Realized and Change in Unrealized Gain (Loss)
  on Investments                                                   2.62       3.15       0.15
                                                                -------    -------    -------
Total from Investment Operations                                   2.44       3.04       0.11
Dividends from Net Investment Income                               0.00       0.00       0.00
Dividends in Excess of Net Investment Income                       0.00       0.00       0.00
Distributions from Realized Gain on Investments                   (1.41)      0.00       0.00
                                                                -------    -------    -------
Net Asset Value End of Period                                   $ 14.42    $ 13.39    $ 10.35
                                                                =======    =======    =======
Total Return*                                                     19.02%     29.44%      0.98%
Net Assets End of Period (in thousands)                         $ 3,884    $ 1,285    $   205
Ratio of Total Investment Expenses to Average Net Assets**         2.20%      2.23%      1.78%
Ratio of Net Investment Income to Average Net Assets**            (1.26)%    (0.89%)    (0.72%)
Ratio of Net Investment Expense Before Reimbursement and
  Waiver to Average Net Assets**                                   2.20%      2.30%      2.14%
Ratio of Net Investment Income Before Reimbursement and
  Waiver to Average Net Assets**                                  (1.26)%    (0.97)%    (1.07)%
Portfolio Turnover                                               163.21%    156.43%    116.28%
Average Commission Rate Paid Per Share                          $0.0575         --         --

+ The Fund commenced offering Adviser Class shares on April 15, 1994. Prior to that date, the Fund offered only Select Class shares.


* The Total Return percentage does not reflect the Contingent Deferred Sales Charge imposed on Adviser Class shares. Inclusion of this charge would reduce the total return figures.

** Annualized for periods less than one year.

Per share data calculated using average number of shares outstanding throughout the period.

Additional information about the performance of the Fund and its Series is contained in the Annual Report dated October 31, 1996. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-238-6263.

14  Aetna Mutual Funds Prospectus

      International Growth
-------------------------------
  1996        1995       1994+
-------      -------    -------
$ 10.59      $ 11.51    $ 11.24
-------      -------    -------
  (0.05)        0.03       0.01
   1.57        (0.20)      0.26
-------      -------    -------
   1.52        (0.17)      0.27
  (0.08)       (0.27)      0.00
   0.00         0.00       0.00
  (0.26)       (0.48)      0.00
-------      -------    -------
$ 11.77      $ 10.59    $ 11.51
=======      =======    =======
  14.67%       (0.81)%     2.40%
$22,893      $26,464    $26,647
   2.94%        2.12%      0.27%
  (0.42)%       0.27%      0.17%
   2.94%        2.25%      2.41%
  (0.42)%       0.14%      0.02%
 135.92%       32.91%     81.67%
$0.0178           --         --


                                             Aetna Mutual Funds Prospectus  15

Description of the Fund

The Fund is a management investment company incorporated in the State of Maryland made up of multiple portfolios or series, each of which is diversified under the 1940 Act. Each has an investment objective which is fundamental. There can be no assurance that the Series will meet their investment objectives. Each Series is subject to investment restrictions described in this Prospectus and in the Statement, some of which are fundamental policies. The investment objective and fundamental investment policies of a Series may be changed only by a vote of a majority of the outstanding shares (both Adviser and Select Class) of that Series (as defined in the 1940 Act). A glossary describing various investment terms relating to securities that may be held is contained in Appendix A.

Money Market
Investment Objective
Money Market seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Description of
Money Market

Investment Policy Money Market invests in U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; obligations of domestic banks and U.S. dollar denominated obligations of foreign banks (provided that the issuing bank has reported assets in excess of $5 billion and meets strict capital and profitability criteria), finance company commercial paper, corporate commercial paper (including variable-rate instruments), discounted notes of domestic banks, domestic banker's acceptances eligible for discounting at the Federal Reserve, Yankee certificates of deposit, Yankee commercial paper, Eurodollar securities, corporate bonds and notes and other debt instruments. Money Market may purchase securities on a when-issued or delayed-delivery basis. All investments will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 days or less. Any foreign securities or obligations will be U.S. dollar denominated.

   Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two rating agencies (or one, if only one rating agency has rated the security). High-quality securities may also include unrated securities if the Adviser determines the security to be of comparable quality. The remainder of Money Market's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security) and unrated securities if the Adviser determines the security to be of com-parable quality. With respect to these securities, Money Market will not invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of any one issuer.


16  Aetna Mutual Funds Prospectus

   Money Market will use nationally recognized rating agencies including, but not limited to, Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. (Moody's) when determining security credit ratings. All investments will be determined to present minimal credit risks.

   Money Market's dollar weighted average maturity will not exceed 90 days. Although the Adviser will use its best efforts to maintain a constant net asset value of $1.00 per share, there can be no assurance that it will be able to do so. Investments in Money Market are neither insured nor guaranteed by the U.S. Government.

Description of
Government

Government

Investment Objective Government seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Investment Policy Government invests at least 65% of its assets in direct obligations of the U.S. Government, such as treasury bills, notes and bonds which are backed by the full faith and credit of the United States, or in indirect obligations of the U.S. Government, such as notes and bonds which are guaranteed by agencies and instrumentalities of the U.S. Government. Securities of such agencies and instrumentalities are backed by either the full faith and credit of the U.S. Treasury, the right of the issuer to borrow from the U.S. Treasury, or the credit of the agency or instrumentality. Such agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

   Government may also invest in STRIPs, zero coupon bonds and options and futures contracts and in other Treasury instruments.

Bond

Investment Objective Bond seeks to provide as high a level of total return (i.e., income and capital appreciation), consistent with reasonable risk, primarily through investment in a diversified portfolio of investment grade corporate bonds and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Description
of Bond

Investment Policy Bond will normally invest at least 65% of its total assets in high-grade corporate bonds, mortgage-related and other asset-backed and debt securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. "High grade corporate bonds" are securities rated A or above by Standard & Poor's or by Moody's, and securities rated comparably by other


                                             Aetna Mutual Funds Prospectus  17
nationally recognized statistical rating organizations, or considered to be of comparable quality.

   Additionally, Bond may invest in commercial paper and other short-term investments, including variable-rate instruments, all having a maturity of less than one year, and in debt securities with equity features, convertibles, and straight debt securities.

   Bond may invest up to 15% of its total assets in high risk, high-yield securities or "junk bonds" (securities rated BB/Ba or below, or if unrated, considered by the Adviser to be of comparable quality). This restriction will limit Bond's ability to earn a higher return which may be associated with high risk, non-investment grade securities. See "Risk Factors and Other Considerations" for further information.

   The Series will not target any given maturity, thus giving it flexibility to invest in short and long-term securities as market conditions change. Bond may also invest in equity securities (not to exceed 5% of total assets) and securities issued by any foreign corporation or instrumentality or political subdivision of foreign governments (not to exceed 25% of total assets). Bond may also purchase securities on a when-issued, delayed-delivery or forward-commitment basis.


   As of October 31, 1996, the weighted average distribution of bonds in Bond based on Standard & Poor's and Moody's bond ratings was 48.0% in AAA/Aaa, 19.9% in AA/Aa, 11.2% in A, 3.2% in BBB/Baa, 3.2% in BB/Ba, and 14.5% in
unrated bonds. See Appendix B for further information on bond ratings.


Aetna Fund

Description of
Aetna Fund

Investment Objective Aetna Fund seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

Investment Policy An investment in Aetna Fund may involve less investment risk than an investment in a portfolio consisting entirely of common stocks. Aetna Fund will allocate its assets among common and preferred stocks, bonds, including mortgage-related and other asset-backed securities, U.S. Government securities, U.S. Government derivatives, and money market instruments, including variable-rate instruments, in proportions that reflect the anticipated returns and risks of each asset class.

   Aetna Fund will not invest more than 15% of the total value of its assets in high risk, high-yield securities, or "junk bonds." It may purchase commercial paper and other short-term instruments and invest up to 25% of its assets in foreign securities. It may write and buy listed covered call options and buy and sell put and call options and stock index futures contracts and related options. Aetna Fund may


18  Aetna Mutual Funds Prospectus
also purchase securities on a when-issued, delayed-delivery or forward-commitment basis.

   The Adviser employs current market statistics and economic indicators to forecast returns for each sector of the securities market for Aetna Fund. These calculations provide a disciplined framework for assessing the relative attractiveness of stocks, bonds, and cash equivalents. The Adviser uses proprietary computer programs to help calculate the optimal asset exposure over specified time periods for Aetna Fund.

Special Considerations Investors should be aware that the investment results of Aetna Fund partly depend upon the Adviser's ability to anticipate correctly the relative performance of stocks, bonds and money market instruments.

   While the Adviser has substantial experience in managing all asset classes, there can be no assurance that the Adviser will always allocate assets to the best performing sectors. Aetna Fund's performance would suffer if a major portion of its assets were allocated to stocks in a declining market or, similarly, if a major portion of its assets were allocated to bonds at a time of adverse interest rate movement.

Growth and Income

Description of
Growth and
Income

Investment Objectives Growth and Income seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

Investment Policy Growth and Income invests at least 65% of its assets in common stocks which the Adviser believes have significant potential for capital or income growth. It may also invest in convertible and nonconvertible preferred stocks, debt securities, rights and warrants.

   Additionally, Growth and Income may write and buy listed covered call options and buy and sell put and call options and stock index futures and options. Growth and Income may also purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Growth and Income will not invest more than 15% of the total value of its assets in high risk, high-yield securities or "junk bonds."

Growth

Description of Growth Investment Objective Growth seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.


                                             Aetna Mutual Funds Prospectus  19

Description of
Growth

Investment Policy Growth will normally invest at least 65% of its total assets in common stocks which have potential for capital growth. It may also invest in convertible and non-convertible preferred stocks.

   Additionally, Growth may write and buy listed covered call options and buy and sell put and call options, and stock index futures and options. Growth may also purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed delivery or forward-commitment basis. Growth will not invest more than 15% of the total value of its assets in high risk, high-yield securities or "junk bonds."

Index Plus


Investment Objective. Index Plus seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500.

Investment Policy. Index Plus will attempt to be fully invested in common stocks. Under normal circumstances, Index Plus will invest at least 90% of its assets in common stocks represented in the S&P 500. Inclusion of a stock in the S&P 500 in no way implies an opinion by Standard & Poor's Corporation as to the stock's attractiveness as an investment. Index Plus is neither sponsored by nor affiliated with Standard & Poor's Corporation. AN INVESTMENT IN INDEX PLUS INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY. As Index Plus invests primarily in common stocks, Index Plus is subject to market risk--i.e. the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

   Under normal circumstances, Index Plus will generally include approximately 400 stocks included in the S&P 500. Index Plus intends, under normal circumstances, to exclude common stocks which are not part of the S&P 500 and to exclude Aetna Inc. common stock.

   It is a reasonable expectation that there will be a close correlation between the performance of Index Plus and that of the S&P 500 in both rising and falling markets. Index Plus expects to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of Index Plus, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500.


20  Aetna Mutual Funds Prospectus

   The weightings of stocks in the S&P 500 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. Aetna will attempt to outperform the investment results of the S&P 500 by creating a portfolio that has similar market risk characteristics to the S&P 500, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.


Small Company

Investment Objective Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Description of
Small Company

Investment Policy Small Company will normally invest at least 65% of its total assets in the common stock of companies with equity market capitalizations at the time of purchase of $1 billion or less. Small Company may also invest in convertible and non-convertible preferred stocks.

   Additionally, Small Company may write and buy listed covered call options and buy and sell put and call options and stock index futures and options. Small Company may also purchase commercial paper and other short-term instruments, invest up to 25% of its assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed delivery or forward-commitment basis. Small Company will not invest more than 15% of the total value of its assets in high risk, high-yield securities or "junk bonds."

Description of
International
Growth

International Growth

Investment Objective International Growth seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International Growth will not target any given level of current income.

Investment Policy International Growth will invest at least 65% of its total assets among securities principally traded in three or more countries excluding the United States, Canada and Mexico.

   International Growth will invest primarily in equity securities including securities convertible into stocks. Further, from time to time International Growth may hold up to 10% of its total assets in long-term debt securities with an equivalent Standard & Poor's or Moody's rating of AA/Aa or above.

   International Growth may enter into forward foreign exchange contracts or purchase financial futures or options (including options on


                                             Aetna Mutual Funds Prospectus  21
futures) as a means to moderate the impact of foreign currency fluctuations. It may also purchase money market instruments and securities on a when-issued, delayed-delivery or forward-commitment basis.

A special note
for Investors
in International
Growth

Special Considerations for International Investors In the last 30 years, foreign economic growth has frequently outpaced that of the United States and returns from foreign equity investments have often exceeded those on comparable U.S. securities. The Adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and affords substantial opportunities for investment diversification.

   Investments in securities of foreign companies and in securities denominated in foreign currencies involve additional risks not present in U.S. securities. See "Risk Factors and Other Considerations" below for additional information.

   Risk Factors and Other Considerations

General Considerations The different types of securities purchased and investment techniques used by the Adviser involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short term maturities (for example, one to ten years). Also, on each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities. High risk, high-yield securities ("junk bonds") may provide a higher return but with added risk. In addition, foreign securities have currency risk.


Portfolio Turnover Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although the Adviser (except with respect to Money Market) does not purchase securities with the intention of profiting from short-term trading, the Adviser may buy and sell securities when the Adviser believes such action is appropriate. It is anticipated that the average annual turnover rate for Index Plus, Growth and Income, Bond, and Government may exceed 125% during fiscal year 1997, and that the turnover rate for Aetna Fund, Growth and Small Company may exceed 150%. The annual portfolio turnover rate for each of the other Series is not expected to but may exceed 100%. Higher turnover rates have resulted and are expected to continue to result in higher transaction costs relating to



22  Aetna Mutual Funds Prospectus
stock or equity transactions, which costs are borne directly by the Series. The Adviser anticipates that these higher costs are offset by the potentially improved performance that is sought by numerous portfolio transactions. High turnover rates may also result in a possible increase in short-term capital gains or losses. See "Distributions," "Taxes" and the Statement for Additional Information.

Cash or Cash Equivalents The Adviser reserves the right to temporarily depart from a Series' investment objective by investing up to 100% of its assets in cash or cash equivalents to defend against potential market decline. Such cash equivalents will be the same type of instruments invested in by Money Market. In addition, all Series (except Money Market) reserve the right to deposit some or all of their uninvested cash balances into one or more joint accounts as authorized by the Commission.

All the Series may use the following:

Derivatives In order to manage its exposure to changing interest rates, securities prices and currency exchange rates, or to increase investment return, a Series may engage in hedging and other strategies using derivatives. A derivative is a financial instrument the value of which depends on (or "derives" from) the value of an underlying asset, such as a security, interest rate, currency rate or index. Derivatives that may be used by the Series include, but are not limited to, forward contracts, swaps, structured notes, collateralized mortgage obligations ("CMOs"), futures and options (see "Futures Contracts" and "Options" below). The risks involved in using derivatives include the risk that the derivative may experience greater price swings than other securities and may be less liquid than other securities. Leveraged derivatives involve borrowing. The Series may use derivatives as a hedge against foreign currency, equity market or interest rate risk, or to gain additional exposure to certain markets for investment purposes, within the limitations set forth below. In addition, derivatives may be used to enhance a Series' yield. For purposes other than hedging, a Series will invest no more than 5% of its assets in derivatives which at the time of purchase are considered by management to involve high risk to the Series, such as inverse floaters, interest-only and principal-only debt instruments. Each Series (except Money Market) may invest up to 30% of its assets in lower risk derivatives for hedging, to gain additional exposure to certain markets for investment purposes, and in order to maintain liquidity to meet shareholder redemptions or to minimize trading costs.

Borrowing Each Series may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Series does not intend to borrow for other purposes, except that it may invest in leveraged derivatives which have certain risks as outlined


                                             Aetna Mutual Funds Prospectus  23
above. The Series may borrow for leveraging purposes only if after the borrowing, the value of the Series' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Series since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.


Repurchase Agreements Each Series may enter into repurchase agreements with domestic banks and broker-dealers. Under a repurchase agreement, the Series may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Series to resell the instrument at a fixed price and time. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Series may incur costs in liquidating the collateral or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of a Series to liquidate the collateral may be delayed or limited.

   The Directors have established credit standards for issuers of repurchase agreements entered into by the Series.


Asset-Backed Securities Each Series may purchase securities collateralized by a specified pool of assets including, but not limited to, credit card receivables, automobile, home equity, mobile home and recreational vehicle loans. These securities are subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

Bank Obligations Each Series may invest in obligations issued by domestic or foreign banks (including bankers' acceptances, commercial paper, bank notes, time deposits and certificates of deposit) provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.


Illiquid and Restricted Securities Each Series may invest up to 15% of its total assets in illiquid securities (10% in the case of Index Plus and Money Market). Illiquid securities are securities that are not readily marketable or cannot be liquidated within seven days in the ordinary course of business without taking a materially reduced price. In addition, a Series may invest in securities that are subject to legal or contractual restrictions as to resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933. The Directors have established a policy to monitor the liquidity of securities acquired by its Series.


Foreign Securities The purchase of foreign securities may involve certain additional risks. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less

24  Aetna Mutual Funds Prospectus
government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.

All Series except Money Market
may also use the following:

Securities Lending Each Series may lend its portfolio securities; however, the value of the loaned securities (together with all other assets that are loaned, including those subject to repurchase agreements) may not exceed one-third of the Series' total assets. The Series will not lend portfolio securities to affiliates. Though fully collateralized, lending portfolio securities involves certain risks, including the possibility that a Series may incur costs in liquidating the collateral or a loss if the collateral declines in value. In the event of a disparity between the value of the loaned security and the collateral, there is the additional risk that the borrower may fail to return the securities or provide additional collateral.

Futures Contracts A Series may enter into futures contracts or options on futures subject to the limits discussed in the Statement. See "Derivatives" above.

   Certain risks are involved in futures contracts including but not limited to: transactions to close out futures contracts may not be able to be effected at favorable prices; possible reduction in a Series' total return and yield; possible reduction in value of the futures instrument; the inability of a Series to limit losses by closing its position due to lack of a liquid secondary market or due to daily limits of price fluctuation; imperfect correlation between the value of the futures contracts and the related securities; and potential losses in excess of the amount invested in the futures contracts themselves.

   The use of futures involves a high degree of leverage because of the low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited losses or gains to a Series. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors.


                                             Aetna Mutual Funds Prospectus  25

Options Options are used to minimize principal fluctuation or to generate additional premium income but they do involve risks. Writing call options, for example, involves the risk of not being able to effect closing transactions at favorable prices or to participate in the appreciation of the underlying securities. Purchasing put options involves the risk of losing the entire purchase price of the option.

All Series except Money Market,
Government and International Growth,
may also use the following:

High-Risk, High-Yield Securities A Series may invest in high-risk, high-yield securities, often called "junk bonds." These securities are rated BB/Ba or below, or, if unrated, are considered to be of comparable quality. These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest.

   Although junk bonds are high risk investments, they may be purchased if they are thought to offer good value. This may happen if, for example, the rating agencies have, in the Adviser's opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.

Government, Bond and
Aetna Fund may also
use the following:

Mortgage-Backed Securities The Series may invest in mortgage-backed and other pass-through securities. Payments of interest and principal on these securities may be guaranteed by an agency or instrumentality of the U.S. Government such as the GNMA, the FHLMC and FNMA. These securities represent part ownership of a pool of mortgage loans where principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Series may also invest in private mortgage pass-through securities backed by pools of conventional fixed-rate or adjustable-rate mortgage loans. In addition, a Series may invest in CMOs and securities issued by real estate mortgage investment conduits ("REMICs"). Mortgage-backed securities are subject to the same prepayment risk as asset-backed securities.


26  Aetna Mutual Funds Prospectus

Aetna Fund, Growth and Income,
Growth, Index Plus and Small Company
may also use the following:


Small Capitalization Companies The Series may acquire securities of smaller, less well-known U.S. companies with equity market capitalization generally less than $1.0 billion. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies.

   Securities of small capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.


Index Plus may also use the following:

Supranational Agencies. Index Plus may invest up to 10% of its net assets in securities of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government.


   Investment Restrictions


A Series will not concentrate its investments in any one industry except that a Series may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such


                                             Aetna Mutual Funds Prospectus  27
as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in the case of Money Market, to securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, bankers' acceptances, or securities of banks and bank holding companies. Also, a Series will not invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of a Series' total assets. The Series do not invest in the securities of companies determined by the Adviser to be primarily involved in the production or distribution of tobacco products. This policy does not apply to Index Plus. See the Statement for additional restrictions.



28  Aetna Mutual Funds Prospectus

Shareholder Services

The Fund offers several services to its shareholders. These may be selected on the application or you may call 1-800-367-7732 to select these services at a later date.

Certain features may not be available through employer-sponsored retirement plans. Please refer to your plan materials for specific information about services available under your plan.

Shareholder Inquiries If you have questions about your account or would like to initiate a transaction, please call 1-800-367-7732. If you would like to receive an additional prospectus, application or information about the Fund, please call 1-800-238-6263.

How to
Purchase
Shares

How to Purchase Shares Adviser Class shares may be purchased directly from the Fund, through a registered representative of a broker-dealer affiliated with the Fund, through a registered representative of an unaffiliated broker-dealer, or through an employer-sponsored retirement plan. (If you are purchasing through an employer-sponsored retirement plan, please refer to your plan materials).

How to Open an Account To open an account, please complete and submit an application with the amount to be invested as directed below under "Purchase by Mail." You may open an account with a minimum investment of $1,000 or $500 for IRAs. Once you have opened an account in a Series, additional investments may be made by mail ($100 minimum), wire transfer ($500 minimum) or exchange from the same class of another Series in the Fund. All checks must be drawn on a bank located within the United States and payable in U.S. dollars. Minimum investments may be waived if an investment is made through exchange of the entire amount invested in another Series. Minimums may also be waived for certain circumstances such as for persons investing through certain benefit plans, insurance settlement options or by systematic investments. (See "Other Features--Systematic Investment.")

Crediting of Shares Shares for new accounts will be purchased at the net asset value next determined on any day that the NYSE is open for business (Business Day) so long as the completed and signed application accompanied by a check in payment for the shares is received by Firstar Trust Company (the transfer agent) at its Milwaukee offices prior to 4:00 p.m. Additional investments and exchanges will also be processed at the net asset value next determined if the check or wire for the purchase or the exchange request is received by 4:00 p.m. Orders received after 4:00 p.m. will be processed at the net asset value determined on the following Business Day. For investors purchasing shares in connection with retirement plans offered by certain


                                             Aetna Mutual Funds Prospectus  29
institutions (Institutions) under Section 401, 403(b) or 457 of the Internal Revenue Code (Code), shares will be purchased at the net asset value determined on the Business Day on which the Institution receives the investor's request before the time specified by such Institution. Investors participating in such a plan should refer to their plan materials for a discussion of any specific instructions on the timing or restrictions on the purchase of shares. Please refer to "Net Asset Value" for information on how net asset value is determined.

   No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Adviser Class shares. See "Fees and Charges--Contingent Deferred Sales Charge" which describes the CDSC in greater detail.

You can make
a purchase by
mail

Purchase by Mail To purchase shares by mail, please complete and sign the application, make a check payable to the Aetna Series Fund, Inc. and mail to Firstar Trust Company, the transfer agent, as follows:

   Aetna Series Fund, Inc.
   c/o Mutual Fund Services, 3rd Floor
   P.O. Box 701
   Milwaukee, WI 53201-0701

Correspondence mailed by overnight courier should be sent to the transfer agent as follows:

   Aetna Series Fund, Inc.
   c/o Mutual Fund Services, 3rd Floor
   615 E. Michigan Street
   Milwaukee, WI 53202

You can make additional investments to your accounts by using the investment stubs from your confirmation statements or by sending payments to the address listed above. Your letter should indicate your name, account number(s), the Series you wish to invest in, and the amount to be invested in each Series. When opening an account, your check should be made payable to Aetna Series Fund, Inc. Cash, credit cards and third party checks cannot be used to open an account. Firstar will accept checks for subsequent purchases which are made payable to the account owner(s) and endorsed to Aetna Series Fund, Inc.

You can
purchase by
wire, electronic
funds transfer
or exchange

Purchase by Wire Once you are a shareholder of a Series you may purchase additional shares through a wire transfer. For federal funds wire instructions, please call 1-800-367-7732. Federal funds wire purchase orders will be accepted only when the transfer agent and custodian bank are open for business.

Purchase by Electronic Funds Transfer Once you are a shareholder in any Series of the Fund, you may purchase additional shares by using Electronic Funds Transfer (EFT) facilities under the System


30  Aetna Mutual Funds Prospectus
atic Investment feature. See "Other Features." EFT will allow you to transfer money between a bank account and a specific Series. You must elect EFT capability in writing, on the application or subsequently by requesting the appropriate information.


Purchase by Exchange You may open an account or purchase additional shares by making an exchange from the same class shares of any other Series of the Fund, provided shares of such Series may be legally sold in your state of residence. An exchange may be made by submitting a written request to make the exchange and specifying your name and account(s), number(s), the name of the Series into which you wish to exchange, the amount to be exchanged, and the signatures of all shareholders. Send your request to the address listed above under "Purchase by Mail." Note that this exchange privilege also applies to three Series of the Fund that are offered through a different prospectus--Aetna Ascent, Aetna Crossroads and Aetna Legacy, which are known as the Generation Series.


   You may also exchange your Adviser Class shares by calling
1-800-367-7732. Please have available the Series' names, account number(s), your Social Security number or taxpayer identification number, address and the amount to be exchanged. Requests received prior to 4:00 p.m. eastern time will be processed that Business Day.

   You should carefully consider the following before making an exchange:

[ ] Each exchange may result in a gain or loss and is treated as a sale and as a purchase of shares for tax purposes.

[ ] An exchange which represents an initial investment in a Series must meet the minimum investment requirements described under "Shareholder Services--How to Open an Account."

[ ] The shares received in an exchange must be identically registered. A letter with signature guarantees must accompany any exchange request to transfer shares into a Series account that is not registered identically to the transferring Series account.

[ ] Following an investment in a Series, there is a required eight-day holding period or maximum allowed by law, if shorter, before those shares can be exchanged.

 There is currently no limit on the number of exchanges. However, each Series reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than five exchanges out of a Series per calendar year. In addition, each Series reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, it would be unable to invest effectively in accordance with its investment objective as a result of


                                             Aetna Mutual Funds Prospectus  31
such exchange. Each Series also reserves the right to revise the exchange privilege at any time.

You automatically receive telephone exchange privileges when you establish your account. If you do not want telephone exchange privileges, write to the transfer agent at the above address or call 1-800-367-7732. The Fund has established reasonable procedures to confirm that instructions received are genuine. If these procedures are not followed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For your protection, all telephone exchange transactions may be recorded, and you will be asked for certain identifying information.

Your distribution
option can be
changed at any
time by calling
1-800-367-7732

Distribution Options When completing an application, you must select one of the following options for dividends and capital gain distributions:

[ ] Full Reinvestment--Both dividends and capital gains distributions from a Series will be reinvested in additional Adviser Class shares of that Series. This option will be selected automatically unless one of the other options is specified. (Please refer to "Distributions".)

[ ] Or . . . Capital Gains Reinvestment--Capital gains distributions from a
  Series will be reinvested in additional Adviser Class shares of that Series and all net income from dividends will be distributed in cash.

[ ] Or . . . All Cash--Dividends and capital gains distributions will be paid in cash.

If you select a cash distribution option, you can elect to have distributions automatically invested in Adviser Class shares of another Series of the Fund. To request information or to initiate a transaction, please call
1-800-367-7732.

   If you make no selection, income dividends and capital gains distributions with respect to a particular Series will be reinvested in additional Adviser Class shares of that Series. Distributions paid in shares will be credited to your account at the next determined net asset value per share.

   Changes to the above options will be effective for distributions occurring ten days after the date written notification is received by the transfer agent.

How to Redeem Shares To redeem all or a portion of the Adviser Class shares in your account, a redemption request should be submitted as described below. Shares will be redeemed at the net asset value next determined on that Business Day so long as the redemption request and all required documentation is received by Firstar Trust Company (the transfer agent) at its Milwaukee offices prior to 4:00 p.m. Redemption


32  Aetna Mutual Funds Prospectus
requests received after 4:00 p.m. will be processed at the net asset value determined on the following Business Day. Redemptions may be subject to a contingent deferred sales charge. See "Fees and Charges" for more information.

   A Series has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Series is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Series in any 90 day period. To the extent possible, the Series will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Series will weigh the effects on individual nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders. See the Statement for additional information on redemptions in kind.

For help with
redemptions
call your agent
or representative
or 1-800-367-7732

Redeem by Mail Shares of any Series may be redeemed by sending written instructions to the transfer agent. The instructions should identify the Series, the number of shares or dollar amount to be redeemed, your name and the Series account number. The instructions must be signed by all person(s) required to sign for the Series account, exactly as the account is registered, and accompanied by a signature guarantee(s). (See "Signature Guarantee" below.) Certain nonindividual shareholders may also be required to furnish copies of supporting documents such as corporate resolutions or trust instruments.

   Once a redemption request is received in good order, the Series will normally send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Series, the Series may defer distribution for up to seven days or the maximum period allowed by law, if shorter. Also, a Series will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. The Series may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission.


Redeem by Wire Redemption proceeds will be transferred by wire to your designated bank account if federal funds wire instructions are provided with your redemption request accompanied by a signature guarantee as described below. A $12.00 fee will be charged for this service. A minimum redemption of $1,000 is required for wire transfers.


Signature Guarantee A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions.

                                             Aetna Mutual Funds Prospectus  33

The Fund's
Investment
Adviser

The Fund may waive the signature guarantee requirement for redemption requests for amounts of $10,000 or less. However, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.

The Funds reserve the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notary publics.

Minimum Account Balance To keep your account open, you must maintain a minimum balance of $500 in each Series account. If this minimum balance is not maintained due to redemptions, the Series reserves the right to redeem all of your remaining shares in that Series and mail the proceeds to you at the address of record. Shares will be redeemed at net asset value on the day the account is closed. The Fund will give you 60 days notice that such redemption will occur unless you make an additional investment to increase the account balance to the $500 minimum.

Tax-Deferred Retirement Plans The Fund can be used for investment by a variety of tax-deferred plans. These plans let you save for retirement and allow you to defer taxes on your investment income. Some of these plans are:

[ ] IRAs, available to individuals who work and their spouses.

[ ] 401(k) programs, available to corporations of all sizes to benefit their employees.

Information you
will receive

Shareholder Information The transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as an historical transcript of your account and copies of cancelled checks.

   Consolidated Statements reflecting current values, share balances and year-to-date transactions will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a Consolidated Statement showing your individual and IRA accounts. With the prior


34  Aetna Mutual Funds Prospectus
permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one Consolidated Statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one Consolidated Statement.

   Other Features

A convenient way
to make regular
investments

Systematic Investment The Systematic Investment feature, using the EFT capability (see "Shareholder Services--Purchase by Electronic Funds Transfer"), allows you to make automatic monthly investments in any Series. On the application you may select the amount of money to be moved and the Series in which it will be invested. There is no minimum initial cash investment required to purchase shares if you elect to use the EFT feature. The minimum monthly Systematic Investment is $50 per Series, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the transfer agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days. See "How to Redeem Shares."

For more
information, call
your agent or
representative
or 1-800-367-7732

Automatic Cash Withdrawal Plan The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in the Fund. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Series to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in any Series utilizing this feature. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Be sure to
sign up for
checkwriting
services

Checkwriting Service Checkwriting is available with Money Market and any applicable CDSC will be charged to your account. There is currently no charge for this service, however, the transfer agent may impose a nominal fee for checks. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your shares. If the amount of the check including any applicable CDSC is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the past 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling 1-800-367-7732. All notices with respect to checks must be given to the


                                             Aetna Mutual Funds Prospectus  35
transfer agent. The checkwriting service is not available for IRAs or other retirement accounts.

TDD Service Firstar Trust Company, the transfer agent, offers
Telecommunication Device for the Deaf (TDD) services for hearing impaired shareholders. The dedicated number for this service is 1-800-684-3416 and appears on shareholder account statements.

Changes to Service The Fund reserve the right to amend the shareholder services described above or to change the terms or conditions of such services at any time.

   Cross Investing


[ ] Dividend Investing--You may elect to have dividend and/or capital gains distributions automatically invested in one other Adviser Class Series, including those Series offered through the Generation Series Prospectus (Aetna Ascent, Aetna Crossroads and Aetna Legacy).

[ ] Systematic Exchange--You may establish an automatic exchange of Adviser
  Class shares from one Series to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Since this transaction is treated as an exchange, the policies related to the exchange privilege apply. Please read the "Shareholder Services--Purchase by Exchange" section carefully. There may be tax consequences associated with these exchanges. Please consult your tax adviser.


Cross Investing may only be made in a Series that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-367-7732.

Fees and Charges

Shareholder Services Fee Under a Shareholder Services Plan approved by the Board of Directors, Aetna is paid a service fee at an annual rate of 0.25% (0.10% for Money Market Series) of the daily net assets of the Adviser Class shares of each Series. This fee is used as compensation for expenses incurred in servicing shareholder accounts.

12b-1 Distribution Fee The Directors and the Adviser Class shareholders have approved a Distribution Plan under Rule 12b-1 of the 1940 Act. Under this plan, Aetna is paid a distribution fee at an annual rate of 0.50% of the average daily net assets of the Adviser Class shares of each Series except Money Market.

   The distribution fee may be used to cover expenses incurred in promoting the sale of Adviser Class shares, including (i) costs of


36  Aetna Mutual Funds Prospectus
printing and distributing each Series' prospectus, Statement and sales literature to prospective investors; (ii) payments to registered representatives and other persons who provide support services in connection with the distribution of shares; (iii) overhead and other Aetna distribution related expenses; and (iv) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and the CDSC received by Aetna.

How we calculate
the deferred
sales charge

Contingent Deferred Sales Charge You may buy Adviser Class shares of any Series without an initial sales charge. However, Aetna will impose a contingent deferred sales charge (CDSC) on certain Fund share redemptions.

   There is no CDSC on redemptions of Adviser Class shares purchased through reinvestment of dividends or capital gains distributions or shares purchased more than four years prior to the redemption. In addition, there is no CDSC on Money Market Series redemptions unless those shares were purchased through an exchange from another Series within four years prior to the redemption. Redemptions of Adviser Class shares within four years of purchase are subject to a CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original cost of the shares being redeemed. The result is there is no sales charge on increases in the net asset value of shares above the initial purchase price.

   The CDSC is calculated by multiplying the lesser of the current market value or the original cost of the shares being redeemed, by the percentage shown below based on the time invested:

 Redemption During                CDSC
 ----------------------------   ---------
1st year since purchase           1.00%
2nd year since purchase            .75%
3rd year since purchase            .50%
4th year since purchase            .25%
5th year and thereafter           None


   When you request a redemption of Adviser Class shares, to determine whether the CDSC is applicable, the Fund will assume that you are redeeming shares not subject to the CDSC first. In determining the number of years the shares have been held, each Series will aggregate all purchases of Adviser Class shares made during a month and consider them made on the first day of the month.

   For example, assume that you have made purchase payments for Adviser Class shares of a Series of $2,000 annually for 2 years (total $4,000) and that the value of your investment, including appreciation and reinvested distributions, has grown to $5,200 in the third year. Since there is no CDSC on appreciation or reinvested dividends, you could redeem $1,200 without incurring a charge. For a redemption


                                             Aetna Mutual Funds Prospectus  37
of $2,000, the first $1,200 would not be subject to a CDSC, but the remaining $800 would be subject to the CDSC and would be assumed to have come from your oldest purchase payment. Thus, a 0.50% CDSC would be imposed (for redemptions of shares in the third year since purchase), for a total charge of $4.00.

   Because the CDSC is assessed on a Series-by-Series basis, shareholders who contemplate a redemption and have invested in multiple Series should consider redeeming from the Series that would produce the lowest CDSC.

Waivers of CDSC The CDSC may be waived on (a) exchanges under appropriate circumstances such as between Series; (b) redemptions of shares following the death or disability of the shareholder; (c) redemptions of shares in connection with distributions and certain eligible withdrawals from retirement plans or IRAs; (d) redemptions of shares purchased by active or retired employees of the Underwriter or affiliated companies; (e) redemptions by shareholders with a current account balance of $1 million or more in the account from which they wish to redeem; and (f) involuntary redemptions.

   Management

Directors Each Series is managed under the supervision of the Directors. The Directors set broad policies for the Fund and each of its Series. Information about the Directors is found in the Statement.

Investment Adviser Aetna has entered into an investment advisory agreement with the Fund on behalf of each Series which provides that Aetna is responsible for managing the investments of each Series and for providing all necessary facilities and personnel costs to conduct such activities. Aetna is a Connecticut corporation with its principal offices located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser.

   Listed below are the Advisory Fees that Aetna receives from each Series as well as the fees that Aetna pays to the Subadviser at an annual rate based on average daily net assets of each Series:

                                          Subadvisory
                         Advisory Fee         Fee                Assets
Money Market                0.400%           0.300%      On first $500 million
                            0.350%           0.265%      On next $500 million
                            0.340%           0.255%      On next $1 billion
                            0.330%           0.250%      On next $1 billion
                            0.300%           0.225%      Over $3 billion
---------------------    ------------     -----------    ---------------------
Government                  0.500%           0.350%      On first $250 million
                            0.475%           0.335%      On next $250 million
                            0.450%           0.315%      On next $250 million
                            0.425%           0.300%      On next $1.25 billion
                            0.400%           0.280%      Over $2 billion
---------------------    ------------     -----------    ---------------------


38  Aetna Mutual Funds Prospectus

---------------------    ------------     -----------    ---------------------
Bond                        0.500%           0.350%      On first $250 million
                            0.475%           0.335%      On next $250 million
                            0.450%           0.315%      On next $250 million
                            0.425%           0.300%      On next $1.25 billion
                            0.400%           0.280%      Over $2 billion
---------------------    ------------     -----------    ---------------------
Aetna Fund                  0.800%           0.500%      On first $500 million
                            0.750%           0.470%      On next $500 million
                            0.700%           0.440%      On next $1 billion
                            0.650%           0.410%      Over $2 billion
---------------------    ------------     -----------    ---------------------
Growth and Income           0.700%           0.450%      On first $250 million
                            0.650%           0.420%      On next $250 million
                            0.625%           0.405%      On next $250 million
                            0.600%           0.390%      On next $1.25 billion
                            0.550%           0.355%      Over $2 billion
---------------------    ------------     -----------    ---------------------
Growth                      0.700%           0.450%      On first $250 million
                            0.650%           0.420%      On next $250 million
                            0.625%           0.405%      On next $250 million
                            0.600%           0.390%      On next $1.25 billion
                            0.550%           0.355%      Over $2 billion
---------------------    ------------     -----------    ---------------------

Index Plus                  0.450%           0.350%      On first $250 million
                            0.450%           0.345%      On next $250 million
                            0.425%           0.3275%     On next $250 million
                            0.400%           0.310%      On next $250 million
                            0.400%           0.300%      On next $1 billion
                            0.375%           0.2775%     Over $2 billion
---------------------    ------------     -----------    ---------------------
Small Company               0.850%           0.550%      On first $250 million
                            0.800%           0.520%      On next $250 million
                            0.775%           0.505%      On next $250 million
                            0.750%           0.490%      On next $1.25 billion
                            0.725%           0.470%      Over $2 billion

---------------------    ------------     -----------    ---------------------
International Growth        0.850%           0.550%      On first $250 million
                            0.800%           0.520%      On next $250 million
                            0.775%           0.505%      On next $250 million
                            0.750%           0.490%      On next $1.25 billion
                            0.700%           0.455%      Over $2 billion
---------------------    ------------     -----------    ---------------------

   The investment advisory and administrative service fees (see
"Administrator" below) applicable to Aetna Fund, Growth and Income, Growth, Small Company, and International Growth when taken together


                                             Aetna Mutual Funds Prospectus  39

(before expense reimbursement) are higher than those charged by some other investment advisers to other registered investment companies.

Sub-adviser to
Aetna Series
Fund, Inc.

Subadviser Aetna, the Fund on behalf of each Series and Aeltus have entered into subadvisory agreements appointing Aeltus as the subadviser for each Series (Subadvisory Agreements). Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06103-1205. Aeltus is registered as an investment adviser with the Commission. Under the Subadvisory Agreements, Aeltus is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to the supervision of Aetna, the Fund and the Fund's Directors. Aeltus determines what securities and other instruments are purchased and sold by each Series and handles certain related accounting and administrative functions, including determining each Series' net asset value on a daily basis and repairing and providing such reports, data and information as Aetna or the Directors request from time to time.

Administrator The Fund on behalf of each Series has appointed Aetna as administrator for each Series. Aetna has responsibility for all administrative and internal accounting and reporting services, oversight of relationships with third party service providers such as the transfer agent and custodian, shareholder communications and reporting for each Series. As administrator, Aetna will oversee the calculation of net asset values and other financial reports prepared by the subadviser for the Series.

   For these services, each Series pays Aetna a fee determined at an annual rate of average daily net assets of the Series as follows: 0.25% on the first $250 million; 0.24% on the next $250 million; 0.23% on the next $250 million; 0.22% on the next $250 million; 0.20% on the next $1 billion; and 0.18% on assets over $2.0 billion.

Principal Underwriter Aetna is the principal underwriter for the Fund. Aetna contracts with various broker-dealers, including one or more of its affiliates, for distribution of shares.

Transfer Agent Firstar Trust Company located at 615 E. Michigan Street, Milwaukee, WI 53202 acts as the Fund's transfer and dividend-paying agent. Firstar is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

Series' Expenses Each Series bears the costs of its operations. Expenses directly attributable to a Series are charged to that Series. Some expenses are allocated proportionately among all Series of the Fund in proportion to the net assets of each Series and some expenses are allocated equally to each Series. Series expenses for each class of shares are included in the Fee Tables.


40  Aetna Mutual Funds Prospectus

   Portfolio Management

The following individuals are primarily responsible for the day-to-day management of the Series, as indicated below. All of the following individuals may also decide as a group what strategy may benefit all of the Series.


Money Market and Bond Jeanne Wong-Boehm, Managing Director, Aeltus, has been managing Money Market and Bond since January 1992. Ms. Wong-Boehm joined Aetna in 1983 as a fixed income portfolio analyst, and in 1989 she was assigned primary responsibility for the money market operations.


Aetna Fund John Y. Kim, President and Chief Investment Officer, Aeltus. Mr. Kim has been managing Aetna Fund since May 1994. He joined Aetna Life Insurance Company in 1983 as a Bond Analyst and in 1989 he advanced to Senior Investment Officer. In October 1989, Mr. Kim joined Aetna as Fixed Income Portfolio Manager. He subsequently served as a Vice President of Investor Relations for Aetna Inc. and later became Vice President and Senior Portfolio Manager for Aetna Inc.'s Property/Casualty portfolios. In 1993, Mr. Kim joined Mitchell Hutchins Institutional Investors as Managing Director and Head of Institutional Fixed Income. In 1994 he returned to Aetna as its Chief Investment Officer.


Growth and Income Kevin Means, Managing Director, Aeltus, has managed Growth and Income Series since July 1994. Mr. Means is responsible for the management of over $6 billion in variable annuity and mutual funds assets. Mr. Means joined Aetna in July of 1994 after serving as Chief Investment Officer at INVESCO Management and Research, Boston from 1993 to 1994. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at INVESCO Capital Management, Atlanta. Mr. Means heads a team of portfolio managers who specialize in various asset classes used in the management of Growth and Income.

Index Plus Geoffrey A. Brod, a Vice President of Aeltus, is primarily responsible for the day-to-day management of Index Plus. Mr. Brod has over 30 years of experience in quantitative applications and has over 9 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.


International Growth Vince Fioramonti, Vice-President, Aeltus, has managed International Growth since December 1995. Mr. Fioramonti manages international stocks and non-U.S. dollar government bonds for several Aetna investment funds. Mr. Fioramonti joined Aetna in 1994 after serving as Vice President for The Travelers Investment Management Company. He began his investment career with Travelers in 1988.


                                             Aetna Mutual Funds Prospectus  41

Growth Peter B. Canoni, Managing Director, Aeltus, has managed Growth since its inception in January 1994. Mr. Canoni has worked as a fund manager for Aeltus since 1980.

Small Company Thomas DiBella, Vice President, Aeltus, has managed Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of small capitalization portfolios. Prior to joining Aeltus, Mr. DiBella was an investment officer with Bethlehem Steel from 1989 to 1991.

Government Hugh T. M. Whelan, Vice President, Aeltus has managed Government since January 1997. Mr. Whelan joined Aeltus in 1989 and manages fixed-income portfolios employing different strategies.

   Distributions

How to receive
dividends

[ ] Money Market declares dividends daily and pays monthly.

[ ] Government and Bond declare and pay dividends monthly.

[ ] Aetna Fund and Growth and Income declare and pay dividends semiannually.


[ ] Growth, Index Plus, Small Company, and International Growth declare and pay dividends annually.


[ ] All capital gains distributions, if any, are paid on an annual basis.

   Income dividends are derived from investment income, including dividends, interest, realized short-term capital gains, and certain foreign currency gains received by a Series. Capital gains distributions are derived from each Series realized long-term capital gains. The per share dividends and distributions on Adviser Class shares will be less than the per share dividends and distributions of the Select Class as a result of the distribution fees and service fees applicable to the Adviser Class.

   Money Market shares begin to accrue dividends the next Business Day after they are purchased; a redemption will include dividends declared through the redemption date.

   Both income dividends and capital gains distributions are paid by each Series on a per-share basis. As a result, at the time of such payment, the net asset value per share of a Series (except Money Market) will be reduced by the amount of such payment.

   Net Asset Value

Pricing
your Fund

The net asset value per share (NAV) of each Series is determined as of the earlier of 15 minutes after the close of the NYSE or 4:15 p.m. eastern time on each Business Day. Except for Money Market, the NAV is computed by dividing the total value of a Series' assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses), by the number of shares outstanding. A Series' securities are valued primarily on the basis of


42  Aetna Mutual Funds Prospectus
market quotations. All other assets, including restricted securities and other securities for which market quotations are not readily available, are valued at their fair value in such manner as may be determined, from time to time, under the authority, of the Directors.

   Money Market's portfolio securities are valued by the amortized cost method of valuation. Money Market's use of amortized cost is part of its effort to maintain a constant net asset value of $1.00 per share.

Taxes

Introduction The tax information described below is only a summary of federal income tax consequences and is based on tax laws and regulations in effect as of the date of this Prospectus. Please refer to the Statement for a more detailed discussion of federal income tax considerations. In addition to federal taxes, you may be subject to state and local taxes and you should discuss your individual tax situation with your tax adviser.

Form 1099-DIV
will be mailed
to you in January

Shareholder Distributions Each Series intends to qualify for treatment under Subchapter M of the Internal Revenue Code, as amended. By distributing all of its income and meeting certain other requirements relating to the source of its income and diversification of its assets, the fund will not be liable for federal income or excise taxes. Therefore, each Series will distribute all of its net investment income and net long-term capital gains to shareholders. Such distributions will be taxable income or capital gains to the shareholders and not the Series. Distributions of net long-term capital gains are taxable to the shareholders as long-term capital gains regardless of the length of time a shareholder has owned the shares. Distributions of net investment income and net short-term capital gains are taxable as ordinary income. Depending on a Series' investments, part or all of ordinary income dividends could be treated as: (1) "U.S. Government Interest Dividends" which are exempt from state and local taxes in some jurisdictions or (2) "Qualifying Dividends" which for eligible corporate shareholders qualify for the corporate dividends-received deduction Dividends paid by Government may be U.S. Government Interest Dividends. Substantially all dividends paid by Growth and Income, and, to a lesser degree, Aetna Fund, Growth and Small Company will be Qualifying Dividends for which eligible corporate shareholders may claim a partial deduction.

   Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Series' assets to be invested in various countries is not known. International Growth may elect to "pass through" foreign taxes paid in order to permit shareholders to claim a credit or deduction, if more than 50% of the value of such

                                             Aetna Mutual Funds Prospectus  43

Series' assets at the close of a taxable year consist of stock or securities of foreign corporations.

   A Series' distributions are taxable in the year they are received, regardless of whether you take them in cash or reinvest them in additional shares. However, distributions declared in December to shareholders of record on a date in December and paid in January of the following year are taxable as if paid on December 31 of the year of declaration. Each Series will send a statement to shareholders by January 31 indicating the tax status of distributions made during the previous year, and any foreign taxes "passed-through" to shareholders.

Buying a Dividend If you buy shares of a Series (other than Money Market) just before the ex-dividend date, you may be taxed on the entire amount of the dividend received.

Share Redemptions Any gain or loss realized when you redeem (sell) or exchange shares of a Series will be treated as a taxable long-term or short-term capital gain or loss. Please see the Statement for information regarding any limitation on deductibility of such losses.

Tax Withholding When you fill out your Application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding by the Internal Revenue Service (IRS). If you are subject to backup withholding or fail to properly certify your taxpayer identification number, the IRS can require the Fund to withhold 31% of your taxable dividends, capital gains distributions and redemption proceeds.

   General Information


Articles of Incorporation The Fund was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation ("Articles") provide for the issuance of multiple series of shares each representing a portfolio of investments with different investment objectives, policies and restrictions. The Fund currently offers 12 series, nine of which are described in this Prospectus.


Share Classes The Fund shares are currently classified into two classes, Select Class shares and Adviser Class shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of the respective sales charge, if any, for each class; (b) the distribution and/or service fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. The Directors do not anticipate that there will be any conflicts among the interests of the holders of the different classes of shares of the Fund. The Directors continue to consider whether any such conflicts exist and, if so, will take appropriate action.


44  Aetna Mutual Funds Prospectus

   The Fund has obtained a ruling from the IRS with respect to the Series described in this Prospectus to the effect that differing distributions among the classes of its shares will not result in a Series' dividends or other distributions being regarded as "preferential dividends" under the Code. For additional information, see the Statement.


Capital Stock The Articles currently authorize the issuance of 4.8 billion shares of capital stock of the Fund. All shares are nonassessable, transferable and redeemable. There are no preemptive rights.


   As of January 31, 1997, Aetna and its affiliates owned 15.49% of all outstanding shares of the Fund. Aetna and its affiliates may make additional investments to the Series.

Shareholder Meetings The Fund is not required, and does not intend to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of a Series' outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

Voting Rights Shareholders of each class are entitled to one vote for each full share held and fractional votes for fractional shares of each class held on matters submitted to the shareholders of the Fund. Voting rights are not cumulative. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interest of one Series or one class of shares.


Payments to Dealers For sales of Funds' shares (other than Money Market
Fund), Aetna may pay registered representatives a sales commission of up to 4% of the amount invested for initial and subsequent sales. Registered representatives receive payments of up to 0.50% for distribution-related services and for services to shareholders (see "Fees and Charges"). From time to time, Aetna may also award various types of non-cash compensation such as merchandise, trips and/or educational and business seminars to registered representatives that sell a certain amount of fund shares or establish a certain number of new accounts or to the maximum extent allowed under applicable regulations, if less. Incentive commissions and prizes are paid by Aetna so the price you pay for Adviser Class shares and the value of your investment will be unaffected.



                                             Aetna Mutual Funds Prospectus  45

   Performance Data


A Series may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications of general interest. These may include the Standard & Poor's 500 Stock Index (S&P 500); Russell 2000 Index, Lehman Brothers Aggregate Bond Index; Dow Jones Industrial Average (DJIA); Lipper Analytical Services, Inc., Morningstar, Inc.; IBC/Donoghue's Taxable MFA; the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index; and the Morgan Stanley Capital International Far East Free ("FEF ex. Japan") Index.


46  Aetna Mutual Funds Prospectus

Appendix A--Glossary of Investment Terms

This glossary describes some of the securities used by the Series. Further information is available in the Statement.

Banker's Acceptance A banker's acceptance is a time draft drawn on and accepted by a bank and is customarily used by corporations as a means of financing payment for traded goods. When a draft is accepted by a bank, the bank guarantees to pay the face value of the debt at maturity.

Certificates of Deposit For large deposits not withdrawable on demand, banks issue certificates of deposit ("CDs") as evidence of ownership. CDs are usually negotiable and traded among investors such as mutual funds and banks.

Commercial Paper Commercial paper is unsecured short-term debt instruments issued by companies or banks with a maturity ranging from two to 270 days.

Eurodollars Eurodollars are U.S. dollars held in banks outside the United States, mainly in Europe but also in other countries, and are commonly used for the settlement of international transactions. There are many types of Eurodollar securities including Eurodollar CDs and bonds; these securities are not registered with the Commission. Certain Eurodollar deposits are not FDIC insured and may be subject to future political and economic developments and governmental restrictions.

High Risk High-Yield Securities Bonds that are rated BB or below by Standard & Poor's or Ba or below by Moody's or other agencies or, if unrated, considered by the Investment Adviser to be of comparable quality. These bonds are often called "junk bonds" because of the greater possibility of default.

Pay-in-Kind Bonds Pay-in-kind bonds are bonds that pay all or a portion of their interest through the issuance of additional bonds.

Repurchase Agreements A repurchase agreement or "repo" is an agreement between a seller and buyer, usually of U.S. Government securities, to sell and subsequently repurchase securities at a fixed price on a future date. The primary attraction of repurchase agreements is the flexibility of maturities.

U.S. Government Derivatives A Series may purchase separately traded principal and interest components of certain U.S. Government securities ("STRIPS"). In addition, a Series may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal


                                             Aetna Mutual Funds Prospectus  47
fixed income securities because interest payments are accrued rather than paid out in regular installments.

U.S. Government Securities Securities issued by the U.S. Government and its agencies.

Direct Obligations of the U.S. Government are:

   Treasury Bills--issued with short maturities (one year or less) and priced at a discount to face value. The income for investors is the difference between the purchase price and the face value.

   Treasury Notes--intermediate-term securities with maturities of between one to ten years. Income to investors is paid in semiannual interest payments.

   Treasury Bonds--long-term debt instruments with maturities from ten years to up to thirty years. Income is paid to investors on a semiannual basis.

   In addition, U.S. Government Agencies issue debt securities to finance activities for the U.S. Government. These agencies include among others the Federal Home Loan Bank, Federal National Mortgage Association ("FNMA" or "Fannie Mae"), Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Export-Import Bank and the Tennessee Valley Authority.

   Not all agencies are backed by the full faith and credit of the United States; for example the FNMA may borrow money from the U.S. Treasury only under certain circumstances. There is no guarantee that the government will support these types of securities and they therefore involve more risk than direct government obligations.

Variable Rate Instruments A variable or floating rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which can reasonably be expected to have a market value close to par value.

Yankee Bonds A bond issued in the United States by foreign countries, corporations and banks. Similarly, Yankee CDs are issued in the U.S. by branches of foreign banks.

Zero Coupon Bonds Bonds issued at a deep discount to face value. These bonds pay no interest but are redeemed at full face value. The price of zero coupon bonds are more volatile than bonds which pay interest but are rated on the same principles as all fixed-income investments.

48  Aetna Mutual Funds Prospectus

   The Series also use some of the following securities to manage risk and volatility:

Call Option The right to buy a security, currency or stock index at a stated price, or strike price, within a fixed period. A call option will be exercised if the spot price rises above the strike price; if not, the option expires worthless.

Convertible Stock Corporate securities, which may be either bonds or preferred shares, that can be exchanged for shares at a fixed price.

Covered Call Options A call option backed by the securities underlying the option. The owner of a security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security.

Futures Contracts to buy securities, currencies or stock indexes in the future at a price agreed in advance. A futures contract obliges the buyer to purchase the security and the seller to sell it, unlike an option where the buyer can choose whether or not to exercise the option.

Preferred Stock Shares which pay a fixed dividend, in contrast to common stock whose dividends depend on the profits of the company.

Put Option The right to sell a security, currency or stock index at a stated price, or strike price, within a fixed period. A put option will be exercised if the market price falls below the strike price; if not, the option expires worthless.

Warrants A security, normally offered with bonds or preferred stock, that entitles investors to buy shares at a prescribed price within a named or stated period to perpetuity. The time period is usually longer than that of a call option.

                                             Aetna Mutual Funds Prospectus  49

   Appendix B--Description of Corporate Bond Ratings

Moody's Investors Service, Inc.

"Aaa" Rating Bonds rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Rating Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

"A" Rating Bonds rated A possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors relating to security of principal and interest are considered adequate but elements may be present which suggest possible impairment sometime in the future.

"Baa" Rating Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics.

"Ba" Rating Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes this class of bond.

50  Aetna Mutual Funds Prospectus

"B" Rating Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

Standard & Poor's Corporation

"AAA" Rating Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Rating Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A" Rating Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Rating Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

"BB" Rating Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

"B" Rating Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

   The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                             Aetna Mutual Funds Prospectus  51

[Aetna logo] Aetna Series Fund, Inc.

151 Farmington Avenue
Hartford, CT 06156-8962
1-800-238-6263

Investment Adviser
Aetna Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, CT 06156-8962

Custodians
Mellon Bank N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109

Transfer Agent
Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201-0701

Independent Auditors
KPMG Peat Marwick LLP
CityPlace II
Hartford, CT 06103-4103

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of a Series in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

                           AETNA SERIES FUND, INC.
                 Adviser Class Shares and Select Class Shares
                            151 Farmington Avenue
                       Hartford, Connecticut 06156-8962
           Statement of Additional Information dated: March 3, 1997

This Statement of Additional Information (Statement) is not a prospectus and should be read in conjunction with the current prospectuses for Aetna Series Fund, Inc. and Aetna Generation Series, dated March 3, 1997. A free prospectus is available upon request by writing to Aetna Series Fund, Inc. at the address listed above or by calling 1-800-367-7732.


                    Read the prospectus before you invest.

                              TABLE OF CONTENTS

General Information and History                              2
Additional Investment Restrictions and Policies              2
Investment Techniques                                        3
Directors and Officers                                      14
Control Persons and Principal Shareholders                  17
The Investment Advisory Agreements                          17
The Subadvisory Agreements                                  18
The Administrative Services Agreements                      19
The License Agreement                                       20
Custodian                                                   20
Independent Auditors                                        21
Principal Underwriter                                       21
Distribution Arrangements                                   21
Brokerage Allocation and Trading Policies                   21
Description of Shares                                       23
Sale and Redemption of Shares                               24
Net Asset Value                                             24
Tax Status                                                  25
Performance Information                                     29
Financial Statements                                        32

                       GENERAL INFORMATION AND HISTORY

Aetna Series Fund, Inc. (Fund) is an open-end management investment company which consists of Series, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. Each Series is currently authorized to offer two classes of shares, the Adviser Class and the Select Class. The following Series are described in this Statement:


Aetna Money Market Fund (Money Market)
Aetna Government Fund (Government)
Aetna Bond Fund (Bond)
The Aetna Fund (Aetna Fund), a balanced fund
Aetna Growth and Income Fund (Growth and Income)
Aetna Growth Fund (Growth)
Aetna Index Plus Fund (Index Plus)
Aetna Small Company Fund (Small Company), (prior to September 1996, the Aetna Small Company Growth Fund)
Aetna International Growth Fund (International Growth)
Aetna Ascent (Ascent)
Aetna Crossroads (Crossroads)
Aetna Legacy (Legacy)


The investment objective and general investment policies of each Series are described in the Prospectus.

               ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Series, are matters of fundamental policy for purposes of the Investment Company Act of 1940 (1940 Act) and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Series. This means the lesser of: (i) 67% of the shares of a Series present at a shareholders' meeting if the holders of more than 50% of the shares of that Series then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Series.

As a matter of fundamental policy, a Series will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Series' total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, except that a Series may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Legacy, Crossroads and Ascent, real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, or securities of banks and bank holding companies;

(3) make loans, except that, to the extent appropriate under its investment program, a Series may (a) purchase bonds, debentures or other debt instruments, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Series' total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (a) a Series may enter into commitments to purchase securities in accordance with that Series' investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) a Series may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Series (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, a Series may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (a) to the extent appropriate under its investment program, a Series may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (b) a Series may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Series holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Series may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; may engage in transactions on a when-issued or forward commitment basis; and may enter into forward currency contracts;

(7) borrow money, except that (a) a Series (other than Money Market) may enter into certain futures contracts and options related thereto; (b) a Series may enter into commitments to purchase securities in accordance with that Series' investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, a Series may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, a Series (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Series' assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Series' assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Series will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Series, that Series may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").

The Fund's Board of Directors (Directors) has adopted certain other investment restrictions which may be changed by the Directors and without shareholder vote. Some of these restrictions are described in the prospectus. In addition, under such restrictions, the Series will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Series, as described in this Statement and in the prospectus;

(2) except for International Growth, Aetna Ascent, Aetna Crossroads, and Aetna Legacy invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). A Series will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%. Money Market may only purchase foreign securities or obligations that are U.S. dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase the securities of any other investment company, except as permitted under the 1940 Act;

(5) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;


(6) No Series will invest more than 15% (10% for Index Plus and Money Market) of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;


(7) except for Legacy, Crossroads and Ascent invest more than 25% of the total value of its assets in high risk, high-yield securities or "junk bonds" (securities rated BB/Ba or lower by Standard & Poor's Corporation or Moody's Investors Service, Inc., or, if unrated, considered by the Adviser to be of comparable quality);


(8) except for Index Plus, invest in securities issued by any entity listed in the Wall Street Journal's Quarterly "Corporate Performance Report" under the heading "Consumer, Noncyclical-Tobacco," or are otherwise determined by the Adviser to be primarily involved in the production or distribution of tobacco products.


Where a Series' investment objective or policy restricts it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

                            INVESTMENT TECHNIQUES

Options, Futures and Other Derivative Instruments
Each Series may use derivative instruments as described below and in the prospectuses under "Description of the Fund," "Investment Techniques" and "Risk Factors and Other Considerations." The following provides additional information about these instruments.

Futures Contracts--Each Series (other than Money Market) may enter into futures contracts as described in the prospectus but subject to restrictions described below under "Restrictions." A Series may enter into futures contracts or options thereon, which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (the "CFTC").

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific commodity, financial instrument(s) or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments or commodities, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Series will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Series is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equities prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most United States futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and, as noted, temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Series with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Series' futures contracts. A margin deposit is intended to assure the Series' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Series. These daily payments to and from a Series are called variation margin. At times of extreme price volatility such as occurred during the week of October 19, 1987, intra-day variation margin payments may be required. In computing daily net asset values, each Series will mark to market the current value of its open futures contracts. Each Series expects to earn interest income on its initial margin deposits. Furthermore, in the case of a futures contract purchase, each Series has deposited in a segregated account money market instruments sufficient to meet all futures contract initial margin requirements.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Series relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Series would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

A Series can enter into options on futures contracts. See "Call and Put Options" below. The risk involved in writing options on futures contracts or market indices is that there could be an increase in the market value of such contracts or indices. If that occurred, the option would be exercised and the Series involved would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Series' obligation might be more or less than the premium received when it originally wrote the option. Further, the Series might occasionally not be able to close the option because of insufficient activity in the options market.

Call and Put Options--Each Series (except Money Market) may write (sell) covered call options and purchase put options and may purchase call and sell put options including options on securities, indices and futures as discussed in the prospectus and in this section subject to the restrictions described below under "Restrictions." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Series (except Money Market) may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the Investment Adviser or Subadviser (collectively the "Adviser").

A Series (other than Legacy, Crossroads, Ascent and Money Market) may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Series' total assets, at market value (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. No Series other than Legacy, Crossroads and Ascent may have call options outstanding at any one time on more than 30% of its total assets nor will it buy put options if more than 3% of its assets immediately following such purchase would consist of put options. Each Series except Legacy, Crossroads, Ascent and Money Market may purchase call and sell put options only to close out positions it previously opened. Each will only write a call option on a security it already owns and will not write call options on when-issued securities. Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the put or call remains outstanding. As evidence of this hedging intent, each Series expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Series in the cash market. Money Market may not enter into futures contracts and related options. Legacy, Crossroads and Ascent are limited as described in their prospectus.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction. To secure the writer's obligation to deliver the underlying security, a writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A Series (except Money Market) will only write a call option on a security which it already owns and will not write call options on when-issued securities.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.


Index Plus may purchase and write call options on stock indices, including the S&P 500, as well as on any individual stock, as described below. Index Plus will use these techniques primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise the index, particularly if Aetna considers these instruments to be undervalued relative to the prices of particular securities or of the securities that comprise the index.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). Index Plus may, in particular, purchase call options on an index (or a particular security) to protect against increases in the price of securities underlying that index (or individual securities) that Index Plus intends to purchase pending its ability to invest in such securities in an orderly manner.


In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

To secure its obligation to pay for the underlying security, the writer of a put generally must deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The writer therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. A Series (except Money Market) may write put options on debt securities or futures, only if such puts are covered by segregated liquid assets.

In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. Writing a put covered by segregated liquid assets equal to the exercise of the put has the same economic effect as writing a covered call option. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price; however, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Series (except Money Market) may purchase put options when the Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Series' holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Series, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Series will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be maintained in a segregated account of a Series' custodian.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Series for writing call options will be recorded as a liability in the statement of assets and liabilities of that Series. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Series when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Series. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Series to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Series desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Series will be able to effect a closing transaction at a favorable price. If a Series cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Series will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. From time to time, a Series (except Money Market) may purchase an underlying security for delivery in accordance with an exercise notice of a call option assignment, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

A Series will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Series. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by a Series, are taxable as ordinary income.

Foreign Futures Contracts and Foreign Options--The Series (except Money Market) may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors which trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies--Each Series (except Money Market) may write and purchase calls on foreign currencies. A Series (except Money Market) may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In the event of rate fluctuations adverse to a Series' position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Series is covered if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by a Series (except Money Market) on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Series collateralizes the position by maintaining in a segregated account with the Series' custodian cash or U.S. Government securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Forward Exchange Contracts--Each Series (except Money Market) may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Series (except Money Market) may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a "transaction hedge"); or to lock in the value of an existing portfolio security (a "position hedge"); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Series (except Money Market) may also enter into a forward exchange contract to sell a foreign currency which differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Series may experience losses or gains on both the underlying security and the cross currency hedge.

Each Series (except Money Market) may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

There is no limitation as to the percentage of a Series' assets that may be committed to forward exchange contracts. The Series will not enter into a "cross hedge," unless it is denominated in a currency or currencies that the Adviser believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.

The Fund's custodian will segregate securities of a Series or other liquid high-quality debt securities in a separate account of each Series having a value equal to the aggregate amount of that Series' commitments under forward contracts entered into with respect to position hedges and cross hedges. If the value of the securities segregated declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Series (except Money Market) may purchase a call option permitting the Series to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or a Series (except Money Market) may purchase a put option permitting the Series to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Series to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Series to sell a currency, the Series may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Series may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Series would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Series of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Series must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Series value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Series may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

Restrictions on the Use of Futures and Option Contracts--CFTC regulations require that to prevent it from being a commodity pool the Series enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Series' net assets, after taking into account realized profits and unrealized losses on such futures contracts.

A Series' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Series derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

Interest Rate Swap Transactions--Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Series under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Series' loss will consist of the net amount of contractual interest payments that a Series has not yet received. The Adviser will monitor the creditworthiness of counterparties to a Series' interest rate swap transactions on an ongoing basis. A Series will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Series and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Additional Risk Factors in Using Derivatives--In addition to any risk factors which may be described elsewhere in this section, or in the prospectuses, the following sets forth certain information regarding the potential risks associated with a Series' transactions in derivatives.

Risk of Imperfect Correlation--A Series' ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Series might not be successful and the Series could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Series' overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Series would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).

The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Series will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Series.

The Series will purchase or sell futures contracts or options for hedging purposes only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the assets being hedged for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Series to post additional cash or cash equivalents as the value of the position fluctuates. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Series will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Series, which could require the Series to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Series' ability effectively to hedge its portfolio, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's judgment concerning the general direction of interest rates is incorrect, a Series' overall performance may be poorer than if it had not entered into any such contract. For example, if a Series has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Series has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Fund does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Series.

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Repurchase Agreements
Each Series may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Fund's Board of Directors. Under a repurchase agreement, a Series may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Series to resell the instrument at a fixed price and time, thereby determining the yield during the Series' holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Series. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Series. In that event, a Series may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Series' ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by a Series. Repurchase agreements maturing in more than seven days will not exceed 10 percent of the total assets of a Series.

Variable Rate Demand Instruments
Variable rate demand instruments (including floating rate instruments) held by a Series may have maturities of more than one year, provided: (i) the Series is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Series will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Series might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Series may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Series will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities that are subject to the limitations on illiquid securities set forth in this Statement.

Securities Lending
The Series can lend portfolio securities subject to the following conditions:
(a) the borrower will provide at least 100% collateral throughout the life of the loan; (b) loans will be made subject to the rules of the New York Stock Exchange (NYSE); (c) the loan collateral will be either cash or direct obligations of the U.S. government or agencies thereof; (d) cash collateral will be invested only in highly liquid short-term investments; (e) during the existence of a loan, a Series will continue to receive any distributions paid on the borrowed securities or amounts equivalent thereto; and (f) no more than one-third of the net assets of a Series will be on loan at any one time. A loan may be terminated at any time by the borrower or lender upon proper notice.

In the Adviser's opinion, lending portfolio securities to qualified broker-dealers affords a Series a means of increasing the yield on its portfolio. A Series will be entitled either to receive a fee from the borrower or to retain some or all of the income derived from its investment of cash collateral. A Series will continue to receive the interest or dividends paid on any securities loaned, or amounts equivalent thereto. Although voting rights will pass to the borrower of the securities, whenever a material event affecting the borrowed securities is to be voted on, the Adviser or subadviser will regain or direct the vote with respect to loaned securities.

The primary risk a Series assumes in loaning securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but a Series would be an unsecured creditor as to such shortage and might not be able to recover all or any of it.

Foreign Securities
Investments in foreign securities, including futures and options contracts, offer potential benefits not available solely through investment in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Currently, direct investment in equity securities in China and Taiwan is restricted, and investments may be made only through a limited number of approved vehicles. At present this includes investment in listed and unlisted investment companies, subject to limitations under the 1940 Act. Investment in these closed-end funds may involve the payment of additional premiums to acquire shares in the open-market and the yield of these securities will be reduced by the operating expenses of such companies. In addition, an investor should recognize that he will bear not only his proportionate share of the expenses of the Series, but also indirectly bear similar expenses of the underlying closed-end fund. Also, as a result of a Series' policy of investing in closed-end mutual funds, investors in the Series may receive taxable capital gains distributions to a greater extent than if he or she had invested directly in the underlying closed-end fund.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Series or its investors.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the United States. Typically, these securities are traded on the Luxembourg exchange in Europe; and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Mortgage-Related Debt Securities
Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to repay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Series might be converted to cash, and the Series could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Series buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

As noted in the Prospectuses, the Series may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer.

Asset-Backed Securities
Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Other asset-backed securities are similar to CMOs and REMICs in structure and operations. Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

CMOs, REMICs and other asset-backed securities are subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

High-Risk, High-Yield Securities
The Series, except Money Market, Government and International Growth may invest in high-risk, high-yield securities (junk bonds), subject to the limits described above, which are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) or other rating agencies, or, if unrated, are considered to be of comparable quality by the Adviser. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated Ba or lower by
      Moody's or BB or lower by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c) any securities convertible into any of the foregoing.

Debt obligations rated BB/Ba or lower are regarded as speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Series' net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Series' objectives, the Adviser seeks to identify situations in which the Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.

The yields earned on high risk, high-yield securities (junk bonds) generally are related to the quality ratings assigned by recognized ratings agencies. The securities in which the Series invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

(1) Sensitivity to Interest Rate and Economic Changes. High risk, high-yield securities (junk bonds) are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of high risk, high-yield securities (junk bonds) tend not to rise as much as the prices of these other bonds.

    Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high-risk, high-yield security (junk bond) owned by a Series defaults, the Series may incur additional expenses to seek recovery.

    In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Series' net asset value. Furthermore, in the case of high risk, high-yield securities (junk bonds) structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

(2) Payment Expectations. High-risk, high-yield securities (junk bonds) present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Series may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

(3) Liquidity and Valuation Risks. Some issuers of high risk, high-yield securities (junk bonds) may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

(4) Limitations of Credit Ratings. The credit ratings assigned to high risk, high-yield securities (junk bonds) may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Series' investment objective may be more dependent on the Adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

(5) Legislation. Legislation may have a negative impact on the market for high risk, high-yield securities (junk bonds), such as legislation requiring federally-insured savings and loan associations to divest themselves of their investments in these securities.

Zero Coupon and Pay-in-Kind Securities
All of the Series may invest in zero coupon securities and all Series except Money Market may invest in pay-in-kind securities. In addition, the Series may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. STRIPS are created by the Federal reserve bank by separating the interest and principal components of an outstanding U.S. treasury bond and selling them as individual securities. The market prices of zero coupon, STRIPS and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Series may realize no return on its investment, because these securities do not pay cash interest.

Convertibles
A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

When-Issued or Delayed-Delivery Securities
During any period that a Series has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, that Series will segregate securities consisting of cash, U.S. Government securities or other high-quality debt obligations with its custodian bank. To the extent that the market value of securities held in this segregated account falls below the amount that the Series will be required to pay on settlement, additional assets may be required to be segregated. Such segregated assets could affect the Series' liquidity and ability to manage its portfolio. When a Series engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Series' incurring a loss or missing an opportunity to invest segregated assets more advantageously. A Series will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the purchasing Series at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Portfolio Turnover
For the periods ended October 31, 1995 and October 31, 1996 the portfolio turnover rates were as follows:


                          1995       1996
Government               117.31%     50.48%
Bond                      56.99%     42.33%
Aetna Fund               129.05%    117.88%
Growth and Income        127.43%    106.09%
Growth                   171.75%    144.19%
Small Company            156.43%    163.21%
International Growth      32.91%    135.92%
Ascent                   164.09%    104.84%
Crossroads               166.93%    107.40%
Legacy                   179.88%     91.62%

In 1995 the portfolio turnover rate for Government was higher than expected due to very large withdrawals by the Series' largest investor.

In 1995 the portfolio turnover rates were higher than expected for Ascent, Crossroads and Legacy due to very large withdrawals by the Series' largest investor. This was a one-time event. Had these activities not occurred, the portfolio turnover rates would have been 102.69% for Ascent, 115.99% for Crossroads, and 136.31% for Legacy.

In 1996 the portfolio turnover rate for International Growth was higher than expected because of the merger of Aetna Asian Growth into International Growth in September 1996.


                            DIRECTORS AND OFFICERS

The investments and administration of the Fund are under the supervision of the Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*) and hold similar positions with other investment companies in the same fund complex managed by the Adviser.

-------------------------------------------------------------------------------------------------------------------
                                                              Principal Occupation During Past Five Years
                               Position(s) Held            (and Positions held with Affiliated Persons or
Name, Address and Age           with Registrant               Principal Underwriters of the Registrant)
-------------------------------------------------------------------------------------------------------------------
Shaun P. Mathews*              Director and          Vice President/Senior Vice President, ALIAC, March 1991 to
151 Farmington Avenue          President             present and Vice President, Aetna Life Insurance Company, 1991
Hartford, Connecticut                                to present. Director and President, Aetna Investment Services,
Age 41                                               Inc.; and Director and Senior Vice President, Aetna Insurance
                                                     Company of America, March 1991 to present.
-------------------------------------------------------------------------------------------------------------------
Wayne F. Baltzer               Vice President        Assistant Vice President, ALIAC, May 1991 to present; Vice
151 Farmington Avenue                                President, Aetna Investment Services, Inc. July 1993 to
Hartford, Connecticut                                present.
Age 53
-------------------------------------------------------------------------------------------------------------------
Martin T. Conroy               Vice President        Assistant Treasurer, ALIAC, October 1991 to present.
151 Farmington Avenue
Hartford, Connecticut
Age 57
-------------------------------------------------------------------------------------------------------------------

                                      14


-------------------------------------------------------------------------------------------------------------------
J. Scott Fox                   Vice President        Director, Managing Director, Chief Operating Officer, Chief
242 Trumbull Street            and Treasurer         Financial Officer and Treasurer, Aeltus Investment Management,
Hartford, Connecticut                                Inc. (Aeltus), April 1994 to present; Managing Director and
Age 42                                               Treasurer, Equitable Capital Management Corp., March 1987 to
                                                     September 1993. Director and Chief Financial Officer, Aeltus
                                                     Capital, Inc. and Aeltus Trust Company, Inc.; Director,
                                                     President and Chief Executive Officer, Aetna Investment
                                                     Management, (Bermuda) Holding, Ltd.
-------------------------------------------------------------------------------------------------------------------
Susan E. Bryant                Secretary             Counsel, Aetna Inc. (formerly Aetna Life and Casualty Company)
151 Farmington Avenue                                March 1993 to present; General Counsel and Corporate
Hartford, Connecticut                                Secretary, First Investors Corporation, April 1991 to March
Age 49                                               1993. Secretary, Aetna Investment Services, Inc. and Vice
                                                     President and Senior Counsel, Aetna Financial Services, Inc.
-------------------------------------------------------------------------------------------------------------------
Morton Ehrlich                 Director              Chairman and Chief Executive Officer, Integrated Management
1000 Venetian Way                                    Corp. (an entrepreneurial company) and Universal Research
Miami, Florida                                       Technologies, 1992 to present; Director and Chairman, Audit
Age 62                                               Committee, National Bureau of Economic Research, 1985 to 1992.
-------------------------------------------------------------------------------------------------------------------
Maria T. Fighetti              Director              Manager/Attorney, Health Services, New York City Department of
325 Piermont Road                                    Mental Health, Mental Retardation and Alcohol Services, 1973
Closter, New Jersey                                  to present.
Age 53
-------------------------------------------------------------------------------------------------------------------
David L. Grove                 Director              Private Investor; Economic/Financial Consultant, December 1985
5 The Knoll                                          to present.
Armonk, New York
Age 78
-------------------------------------------------------------------------------------------------------------------
Timothy A. Holt*               Director              Director, Senior Vice President and Chief Financial Officer,
151 Farmington Avenue                                ALIAC, February 1996 to present; Vice President, Portfolio
Hartford, Connecticut                                Management/Investment Group, Aetna Inc. (formerly Aetna Life
Age 43                                               and Casualty Company), June 1991 to February 1996. Director
                                                     and Vice President, Aetna Retirement Holdings Services, Inc.
-------------------------------------------------------------------------------------------------------------------
Daniel P. Kearney*             Director              Director, President, and Chief Executive Officer, ALIAC,
151 Farmington Avenue                                December 1993 to present; Executive Vice President, Aetna Inc.
Hartford, Connecticut                                (formerly Aetna Life and Casualty Company), December 1993 to
Age 57                                               present; Group Executive, Aetna Inc. (formerly Aetna Life and
                                                     Casualty Company), 1991 to 1993; Director, Aetna Investment
                                                     Services, Inc., November 1994 to present; Director, Aetna
                                                     Insurance Company of America, May 1994 to present.
-------------------------------------------------------------------------------------------------------------------
Sidney Koch                    Director              Financial Adviser, self-employed, January 1993 to present;
455 East 86th Street                                 Senior Adviser, Daiwa Securities America, Inc., January 1992
New York, New York                                   to January 1993; Executive Vice President, Member of Executive
Age 61                                               Committee, Daiwa Securities America, Inc., January 1986 to
                                                     January 1992.
-------------------------------------------------------------------------------------------------------------------

                                      15


-------------------------------------------------------------------------------------------------------------------
Corine T. Norgaard             Director, Chair       Dean of the Barney School of Business, University of Hartford,
556 Wormwood Hill              Audit Committee and   (West Hartford, CT), August 1996 to present; Professor,
Mansfield Center,              Contract Committee    Accounting and Dean of the School of Management, Binghamton
Connecticut                                          University, (Binghamton, NY), August 1993 to August 1996;
Age 59                                               Professor, Accounting, University of Connecticut, (Storrs,
                                                     Connecticut), September 1969 to June 1993; Director, The
                                                     Advest Group (holding company for brokerage firm) through
                                                     September 1996.
-------------------------------------------------------------------------------------------------------------------
Richard G. Scheide             Director              Trust and Private Banking Consultant, David Ross Palmer
11 Lily Street                                       Consultants, July 1991 to present.
Nantucket, Massachusetts
Age 67
-------------------------------------------------------------------------------------------------------------------

* Interested persons as defined in the Investment Company Act of 1940 (1940
Act).


During the period ended October 31, 1996, members of the Board of Directors who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Fund. Members of the Board of Directors who are not affiliated as employees of Aetna Inc. or its subsidiaries received an annual retainer of $30,000 for service on the Board, and a fee of $5,000 for each meeting of such Board (equal to an aggregate annual fee of $25,000). They also received a fee of $3,000 per Audit Committee meeting, and $5,000 per Contract Committee meeting.


As of October 31, 1996, the unaffiliated members of the Board of Directors received compensation in the amounts included in the following table. None of these Directors were entitled to receive pension or retirement benefits.


                                        Aggregate
        Name of Person,               Compensation          Total Compensation from Registrant
            Position                 from Registrant      and Series Complex* Paid to Directors
-------------------------------  ---------------------    ---------------------------------------
Corine Norgaard
Director and Chairman,
Audit and Contract Committees            $7,125                          $71,250
-------------------------------  ---------------------    ---------------------------------------
Sidney Koch                                                              $68,250
Director and Member,
Audit and Contract Committees            $6,825
-------------------------------  ---------------------    ---------------------------------------
Maria T. Fighetti
Director and Member,
Audit and Contract Committees            $5,925                          $59,250
-------------------------------  ---------------------    ---------------------------------------
Morton Ehrlich
Director and Member,
Audit and Contract Committees            $5,925                          $59,250
-------------------------------  ---------------------    ---------------------------------------
Richard G. Scheide
Director and Member,
Audit and Contract Committees            $6,425                          $64,250
-------------------------------  ---------------------    ---------------------------------------
David L. Grove
Director and Member,
Audit and Contract Committees            $6,425**                        $64,250**
-------------------------------  ---------------------    ---------------------------------------

  *Fund Complex presently consists of: Aetna Series Fund, Inc., Aetna
   Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund (Series B), Aetna GET Fund (Series C), Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.
 **Mr. Grove elected to defer all such compensation under an existing deferred compensation plan.
   The Fund has applied for an order by the Securities and Exchange Commission to allow the Members of the Board of Directors who are not affiliated with Aetna Inc. or any of its subsidiaries to defer all or a portion of their compensation in accordance with the terms of a new Deferred Compensation Plan (the "Plan"). Under the Plan, compensation deferred by an unaffiliated Director is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more series of Aetna Series Fund, Inc. designated by the Director. The amount paid to the unaffiliated Director under the Plan will be based upon the performance of such investments. Deferral of compensation in accordance with the Plan will have a negligible effect on the assets, liabilities and net income per share of any Series and will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director.

                  CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 31, 1997, for the Select Class shares, Aetna owned 48,043 (0.67%) shares of Aetna Fund; 772,714 (25.68%) shares of Bond; 854,276
(81.84%) shares of Government; 122,811 (3.14%) shares of Growth; 253,533 (0.86%) shares of Growth & Income; 1,010,000 (99.85%) shares of Index Plus; 2,058,730 (52.76%) shares of International Growth; 82,355,969 (24.89%) shares of Money Market; 1,276,043 (78.18%) shares of Small Company; 1,642,952 (94.41%) shares of Ascent; 1,498,467 (95.30%) shares of Crossroads; 1,509,975
(97.12%) shares of Legacy.

As of January 31, 1997, for the Adviser Class shares, Aetna owned 1,756,256 (89.23%) shares of International Growth; 2,000 (100.00%) shares of Ascent; 2,271 (100.00%) shares of Legacy.


As of January 31, 1997, officers and Directors owned less than 1% of the outstanding shares of any of the Series.

                      THE INVESTMENT ADVISORY AGREEMENTS

The Fund, on behalf of each Series, has entered into investment advisory agreements (advisory agreements) appointing Aetna as the Investment Adviser of each Series. These Advisory Agreements were adopted by the Directors on December 12, 1995 and February 28, 1996. Each Advisory Agreement is effective through December 31, 1997. The Advisory Agreements will remain in effect thereafter if approved at least annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the 1940 Act (Independent Directors), at a meeting called for that purpose, and held in person. Each Advisory Agreement may be terminated without penalty at any time by the Directors or by a majority vote of the outstanding voting securities of that Series. They may be terminated upon sixty (60) days' written notice by Aetna. The Advisory Agreements terminate automatically in the event of assignment. The Advisory Agreements replace investment advisory agreements with Aetna that were approved by shareholders on July 26, 1996. Under the Advisory Agreements and subject to the supervision of the Directors of the Fund, Aetna has responsibility for supervising all aspects of the operations of each Series including the selection, purchase and sale of securities on behalf of each Series, the calculation of net asset values and the preparation of financial and other reports as requested by the Directors. Under the Advisory Agreements, Aetna is given the right to delegate any or all of its obligations to a subadviser.


The Advisory Agreements provide that Aetna is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Directors of the Fund and each Series is responsible for payment of all other of its costs.

For its services Aetna receives the following annual investment advisory fees expressed as a percentage of the average daily net assets of each Series:

             Money Market                           Government; Bond

Fee          Assets                       Fee        Assets
  0.40%      On first $500 million          0.50%    On first $250 million
  0.35%      On next $500 million           0.475%   On next $250 million
  0.34%      On next $1 billion             0.450%   On next $250 million
  0.33%      On next $1 billion             0.425%   On next $1.25 billion
  0.30%      Over $3 billion                0.40%    Over $2 billion

              Aetna Fund                        Growth and Income; Growth

Fee          Assets                       Fee        Assets
  0.80%      On first $500 million          0.70%    On first $250 million
  0.75%      On next $500 million           0.65%    On next $250 million
  0.70%      On next $1 billion             0.625%   On next $250 million
  0.65%      Over $2 billion                0.60%    On next $1.25 billion
                                            0.55%    Over $2 billion
             Small Company                        International Growth
Fee          Assets                       Fee        Assets
  0.85%      On first $250 million          0.85%    On first $250 million
  0.80%      On next $250 million           0.80%    On next $250 million
  0.775%     On next $250 million           0.775%   On next $250 million
  0.75%      On next $1.25 billion          0.75%    On next $1.25 billion
  0.725%     Over $2 billion                0.70%    Over $2 billion

      Ascent; Crossroads; Legacy                       Index Plus
Fee          Assets                       Fee        Assets
  0.80%      On first $500 million          0.45%    On first $250 million
  0.775%     On next $500 million           0.45%    On next $250 million
  0.75%      On next $500 million           0.425%   On next $250 million
  0.725%     On next $500 million           0.40%    On next $250 million
  0.70%      Over $2 billion                0.40%    On next $1 billion
                                            0.375%   Over $2 billion

Aetna has agreed to reimburse the Series for any expenses (including management fees, but excluding taxes, interest, brokerage commissions and certain extraordinary expenses) which may be incurred in any one year in excess of the allowable expense limitations of the state in which shares are registered for sale having the most stringent expense reimbursement provisions. As of the date of this Statement, the most stringent limitation rate applicable to a Series is 2-1/2% of the first $30 million of a Series' average net assets, 2% of the next $70 million of such Series' average net assets, and 1-1/2% of the remaining average net assets of such Series for any fiscal year.

Aetna received investment advisory fees as follows:


                                            Total
                                         Investment          Aetna          Net Investment
                                        Advisory Fees    Reimbursement    Advisory Fees Paid
For Period Ended October 31, 1994*
Money Market                             $  544,857       $  544,857          $        0
Government                                   91,999           91,999                   0
Bond                                        210,162          128,686              81,476
Aetna Fund                                  569,014          156,406             412,608
Growth and Income                           625,998          101,043             524,955
Growth                                      121,917           87,583              34,334
Small Company                               144,601           73,512              71,089
International Growth                        357,374           55,230             302,144
For Year Ended October 31, 1995
Money Market                             $1,083,771       $1,083,771          $        0
Government                                  109,261          109,261                   0
Bond                                        227,665          143,622              84,043
Aetna Fund                                  706,625           26,507             680,118
Growth and Income                         2,288,249                0           2,288,249
Growth                                      231,452           34,500             196,952
Small Company                               257,552           22,162             235,390
International Growth                        472,412           74,627             397,785
Ascent**                                    157,225                0             157,225
Crossroads**                                156,356                0             156,356
Legacy**                                    155,255                0             155,255
For Year Ended October 31, 1996
Money Market                             $1,560,183       $1,560,183          $        0
Government                                   67,466           67,466                   0
Bond                                        174,209          141,557              32,652
Aetna Fund                                  687,346                0             687,346
Growth and Income                         2,616,904                0           2,616,904
Growth                                      296,559                0             296,559
Index Plus***                                     0                0                   0
Small Company                               330,302                0             330,302
International Growth                        389,220                0             389,220
Ascent                                      185,916                0             185,916
Crossroads                                  177,185                0             177,185
Legacy                                      169,807                0             169,807


  *In 1994, the Fund changed its fiscal year to end on October 31.
 **Ascent, Crossroads and Legacy commenced operations on January 4, 1995.
   Investment Advisory Fees shown are for the period from January 4, 1995 to October 31, 1995.

***Index Plus commenced operations on December 10, 1996.


                          THE SUBADVISORY AGREEMENTS

Aetna and the Fund, on behalf of each Series, have entered into agreements (Subadvisory Agreements) with Aeltus Investment Management, Inc. (Aeltus) effective August 1, 1996 appointing Aeltus subadviser of each Series. These Subadvisory Agreements were adopted by the Directors in February 1996 and approved by the shareholders in July 1996. Each Subadvisory Agreement will be effective through December 31, 1997. The Subadvisory Agreements will remain in effect thereafter if approved at least annually by a majority of the Directors, including a majority of the Independent Directors of the Fund, at a meeting, called for that purpose, and held in person. The Subadvisory Agreements may be terminated without penalty at any time by the Directors or by a majority of the outstanding voting securities of the Series of the Fund or they may be terminated on sixty (60) days' written notice by Aetna, the Fund or the Subadviser. The Subadvisory Agreements terminate automatically in the event of their assignment.

For Growth and Small Company, the Subadvisory Agreements replace subadvisory agreements with Aeltus that had been approved by shareholders in 1994. Those agreements were substantially the same as the new agreements. Under both the old and the new Subadvisory Agreements, Aeltus is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to the supervision of Aetna, the Fund and the Directors, and for preparing and providing accounting and financial information as requested by Aetna and the Directors. The Subadviser pays the salaries, employment benefits and other related costs of its personnel.

For its services, Aetna has agreed to pay the Subadviser a monthly fee at an annual rate based on the average daily net assets of each Series as follows. This fee is not charged to a Series but is paid by Aetna out of its investment advisory fees.

             Money Market                           Government; Bond

Fee          Assets                      Fee         Assets
  0.30%      On first $500 million         0.35%     On first $250 million
  0.265%     On next $500 million          0.335%    On next $250 million
  0.255%     On next $1 billion            0.315%    On next $250 million
  0.25%      On next $1 billion            0.30%     On next $1.25 billion
  0.225%     Over $3 billion               0.28%     Over $2 billion

              Aetna Fund                        Growth and Income; Growth

Fee          Assets                      Fee         Assets
  0.50%      On first $500 million         0.45%     On first $250 million
  0.47%      On next $500 million          0.42%     On next $250 million
  0.44%      On next $1 billion            0.405%    On next $250 million
  0.41%      Over $2 billion               0.39%     On next $1.25 billion
                                           0.355%    Over $2 billion
             Small Company                        International Growth
Fee          Assets                      Fee         Assets
  0.55%      On first $250 million         0.55%     On first $250 million
  0.52%      On next $250 million          0.52%     On next $250 million
  0.505%     On next $250 million          0.505%    On next $250 million
  0.49%      On next $1.25 billion         0.49%     On next $1.25 billion
  0.47%      Over $2 billion               0.455%    Over $2 billion

      Ascent; Crossroads; Legacy                       Index Plus
Fee          Assets                      Fee         Assets
  0.50%      On first $500 million         0.350%    On first $250 million
  0.47%      On next $500 million          0.345%    On next $250 million
  0.44%      On next $1 billion            0.3275%   On next $250 million
  0.41%      Over $2 billion               0.310%    On next $250 million
                                           0.300%    On next $1 billion
                                           0.2775%   Over $2 billion


Aetna, as the Investment Adviser, retains overall responsibility for monitoring the investment program maintained by Aeltus for compliance with applicable laws and regulations and each Series' investment objective and policies.

                    THE ADMINISTRATIVE SERVICES AGREEMENTS

Pursuant to the Administrative Services Agreements described below, Aetna acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aetna include: (1) internal accounting services; (2) regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) preparing federal, state and local income tax returns; (6) overseeing the determination and publication of net asset values; (7) certain shareholder communications; (8) supervision of the custodians and transfer agent; and (9) reporting to the Directors.

For its services, each Series pays Aetna a fee at an annual rate based on average daily net assets of each Series as follows: 0.25% on the first $250 million, 0.24% on the next $250 million, 0.23% on the next $250 million, 0.22% on the next $250 million, 0.20% on the next $1 billion and 0.18% on assets over $2 billion. Aetna received administrative service fees as follows:

                                            Total
                                       Administrative        Aetna       Net Administrative
                                        Service Fees     Reimbursement    Service Fees Paid
For Period Ended October 31, 1994*
Money Market                              $340,536         $340,536           $      0
Government                                  46,000           46,000                  0
Bond                                       105,128                0            105,128
Aetna Fund                                 177,792                0            177,792
Growth and Income                          223,571                0            223,571
Growth                                      43,542                0             43,542
Small Company                               42,530                0             42,530
International Growth                       105,110                0            105,110
For Year Ended October 31, 1995
Money Market                              $677,357         $514,954           $162,403
Government                                  54,630           21,312             33,318
Bond                                       113,832                0            113,832
Aetna Fund                                 220,820                0            220,820
Growth and Income                          830,718                0            830,718
Growth                                      82,661                0             82,661
Small Company                               75,751                0             75,751
International Growth                       138,945                0            138,945
Ascent**                                    49,133                0             49,133
Crossroads**                                48,861                0             48,861
Legacy**                                    48,517                0             48,517
For Year Ended October 31, 1996
Money Market                              $961,110         $498,621           $462,489
Government                                  33,733           33,733                  0
Bond                                        87,105                0             87,105
Aetna Fund                                 214,796                0            214,796
Growth and Income                          945,088                0            945,088
Growth                                     105,914                0            105,914
Index Plus***                                    0                0                  0
Small Company                               97,148                0             97,148
International Growth                       114,478                0            114,478
Ascent                                      58,099                0             58,099
Crossroads                                  55,370                0             55,370
Legacy                                      53,065                0             53,065

  *In 1994, the Fund changed its fiscal year to end on October 31.
 **Ascent, Crossroads and Legacy commenced operations on January 4, 1995.
   Administrative Service Fees shown are for the period from January 4, 1995 to October 31, 1995.

***Index Plus commenced operations on December 10, 1996.


Unless terminated earlier, the Administrative Services Agreements remain in effect from year to year if approved annually by a majority of the Directors, including a majority of the Independent Directors. The Agreements may be terminated by either party upon sixty (60) days' written notice.

                            THE LICENSE AGREEMENT

The Fund uses the service mark of the Fund and each Series, and the name "Aetna" with the permission of Aetna Inc. granted under a License Agreement. The continued use is subject to the right of Aetna Inc. to withdraw this permission in the event Aetna or another subsidiary or affiliated corporation of Aetna Inc. should not be the investment adviser of the Series.

                                  CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258 serves as custodian for the assets of all Series except the International Growth. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 serves as custodian for the assets of International Growth. Neither custodian participates in determining the investment policies of a Series or in deciding which securities are purchased or sold by a Series. A Series may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Regarding portfolio securities which are purchased outside the United States, Brown Brothers Harriman & Company has entered into sub-custodian agreements with several foreign banks or clearing agencies which are designed to comply with Rule 17f-5 under the 1940 Act with respect to portfolio securities held in custody by foreign banks.

                             INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Fund. KPMG Peat Marwick LLP provides audit services, assistance and consultation in connection with Securities and Exchange Commission (Commission) filings.

                            PRINCIPAL UNDERWRITER


Shares of the Series are offered on a continuous basis. Aetna has agreed to use its best efforts to distribute the shares as the principal underwriter of the Series pursuant to an Underwriting Agreement between it and the Fund. The agreement was reapproved on December 11, 1996 to continue through December 31, 1997. ALIAC is registered as a broker-dealer with the Commission and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Series' shares, and by a vote of a majority of the Directors who are not "interested persons," as that term is defined in the 1940 Act (Independent Directors), of Aetna, and who are not interested persons of the Fund, appearing in person at a meeting called for the purpose of approving such agreement. The Underwriting Agreement terminates automatically upon assignment, and may be terminated at any time upon sixty (60) days' written notice by the Directors or Aetna or by a vote of the holders of a majority of a Series' shares without the payment of any penalty.


                          DISTRIBUTION ARRANGEMENTS

Fund shares are distributed on a best efforts basis by Aetna as Underwriter which contracts with various broker-dealers, including one or more affiliates. To compensate Aetna for the services it provides Select and Adviser Class shareholders, Aetna is paid an annual service fee at the rate of 0.25% (0.10% for Money Market) of the average daily net assets pursuant to a Shareholder Services Plan. Aetna is also paid an annual distribution fee with respect to Adviser Class shares of the Series (other than Money Market) at the rate of 0.50% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act to cover expenses primarily intended to result in the sale of Adviser Class shares. It may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it including its affiliates.


For the 10 month period ended October 31, 1994 and the years ended October 31, 1995 and October 31, 1996, Shareholder Services and Distribution fees were paid to Aetna as follows (fees in the amount of $17,959, $64,022 and $101,840, respectively, were waived for Money Market):

                         1994*       1995      1996
Government              $    229   $  2,110  $  4,074
Bond                     102,308    118,895    15,911
Aetna Fund               103,950     57,241    19,775
Growth and Income        102,402     19,108    32,657
Growth                       545      7,194    23,653
Index Plus**                 N/A        N/A       N/A
Small Company                321      5,012    20,104
International Growth     104,655    202,548   167,007

 *In 1994, the Fund changed its fiscal year to end on October 31.
**Index Plus commenced operations December 10, 1996.

The Shareholder Services Plan and the Distribution Plan (Plans) continue from year to year, provided such continuance is approved annually by vote of the Directors, including a majority of Independent Directors. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by Aetna without shareholder approval. All amendments to the Plans must be approved by the Directors in the manner described above. The Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than 30 days' written notice to any other party to the Plan. Pursuant to the Plans, Aetna will provide the Directors periodic reports of amounts expended under the Plans and the purpose for which such expenditures were made. For the fiscal year ended October 31, 1996, approximately $57,773, $140,634, and $87,896 of total distribution expenses were expended in connection with printing and mailing of prospectuses, total commissions paid to sales personnel and advertising, respectively.


                  BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Directors, the Adviser has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is the Adviser's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

The Advisers receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Series and other investment companies, services related to the execution of trades in a Series' securities and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Series' personnel with respect to computerized systems and data furnished to the Series as a component of other research services. The Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Series' securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aetna's policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to Aetna.


Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Investment Adviser in servicing all of its accounts; not all such services will be used by the Investment Adviser to benefit the Fund.


Consistent with Federal law, the Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Adviser's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Adviser's opinion as to which services and which means of payment are in the long-term best interests of the Series. The Series will not effect any brokerage transactions in portfolio securities with Aetna or any affiliate of the Fund or the Adviser except in accordance with applicable Commission rules. All transactions will comply with Rule 17e-1 of the 1940 Act.

Certain executive officers of the Adviser also have supervisory responsibility with respect to the securities portfolio of the Adviser's own general account. Further, the Adviser also acts as investment adviser to other investment companies registered under the 1940 Act. The Directors and the Adviser have adopted policies designed to prevent disadvantaging the Series in placing orders for the purchase and sale of securities.


A Series and another advisory client of the Adviser, or the Adviser itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Series and the other portfolios, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Orders for different clients received at approximately the same time may be bunched for purposes of placing trades, as authorized by regulatory directives. Prices are averaged for those transactions.

Brokerage commissions were paid as follows:


                         For 10 Month
                         Period Ended
                           Oct. 31,     For Year Ended    For Year Ended
                            1994*        Oct. 31, 1995     Oct. 31, 1996

Bond                       $  5,112       $    2,400        $        0
Aetna Fund                  129,278          321,699           207,536
Growth and Income           278,919        1,765,123         1,120,636
Growth                       96,666          142,354           135,750
Index Plus**                    N/A              N/A               N/A
Small Company               122,178          172,008           223,630
International Growth        142,000          117,138           479,630
Ascent***                       N/A          289,353            81,898
Crossroads***                   N/A          225,220            61,817
Legacy***                       N/A          156,342            38,705

  *In 1994, the Fund changed its fiscal year to end on October 31. **Index Plus commenced operations on December 10, 1996.
***Ascent, Crossroads and Legacy commenced operations on January 4, 1995.

Commissions paid by Aetna Fund and Growth and Income were higher in 1995 as a result of a high rate of portfolio turnover attributable to a new management team and to a transition in equity portfolio holdings from 100% large capitalization equities to a mix of large, mid and small capitalization equities. The increase in International Growth Commissions from 1995 to 1996 is a result of the merger of the Asian Growth Fund into International Growth in September 1996.

For the fiscal year ended October 31, 1996, portfolio transactions in the amounts listed below were directed to certain brokers because of research services, of which commissions in the amounts listed were paid with respect to such transactions:

                                       Commissions Paid on
Fund Name         Total Transactions   Total Transactions

Aetna Fund           $ 32,888,417           $ 35,043
Growth & Income       290,889,262            368,053
Growth Fund            15,482,530             19,650
Index Plus*               N/A                  N/A
Small Company           6,930,419             15,900
Ascent                 14,829,987             21,474
Crossroads             10,040,854             11,756
Legacy                  7,187,290              7,608

*Index Plus commenced operations December 10, 1996.

No Portfolio transactions placed on behalf of Bond, Government and International Growth were directed to brokers in exchange for research services.


No brokerage business was placed with any brokers affiliated with Aetna during the last three fiscal years.

The Directors have adopted a policy allowing trades to be made between registered investment companies provided they meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Series may buy a security from or sell another security to another registered investment company advised by the Adviser.

The Directors have also adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by, a Series. The Code of Ethics allows trades to be made in securities that may be held by a Series, however, it prohibits a person from taking advantage of Series trades or from acting on inside information.

                            DESCRIPTION OF SHARES

The Fund's Articles of Incorporation as amended (Articles) permit the Directors to direct the issuance of full and fractional shares of one or more Series, each of which represents a proportionate interest in that Series equal to each other share in that Series. The Directors have the power to divide or combine the shares of a particular Series into a greater or lesser number of shares without thereby changing the proportional beneficial interest in the Series. The Directors also have the power to subdivide each Series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the Series equal to each other share in that Series. The Fund is currently authorized to issue shares in twelve Series with each Series issuing common stock classified into two classes, Adviser Class shares and Select Class shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of the respective sales charges, if any, for each class;
(b) the distribution and/or service fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Each share of a Series has the same rights to share in dividends declared by a Series.


The Fund has obtained a ruling from the Internal Revenue Service (IRS) with respect to the Series of the Fund (not including Index Plus) to the effect that differing distributions among the classes of its shares will not result in dividends or other distributions being regarded as "preferential dividends" under the Internal Revenue Code of 1986, as amended (Code). Generally, a preferential dividend is a dividend which a Series cannot treat as having been distributed for purposes of determining (i) whether the Series qualifies as a regulated investment company for federal income tax purposes and (ii) the Series' tax calculations. In order to qualify as a regulated investment company, each Series must satisfy certain requirements, including an income distribution requirement. If a Series so qualifies, it generally will not be subject to federal tax on income timely distributed to shareholders. Index Plus will rely on a recent revenue ruling issued by the IRS to the same effect.


Upon liquidation of any Series, shareholders of shares representing an interest in that Series are entitled to share pro rata in the net assets of the Series available for distribution to shareholders. Series shares are fully paid and nonassessable when issued.

Nothing in the Articles protects a Director against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Shares have no preemptive or conversion rights and are nonassessable.

Voting Rights
Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Series or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.
   The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders. The Directors may also amend the Articles without the vote or consent of shareholders, if they deem it necessary to conform the Articles to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Code, as amended, but the Directors shall not be liable for failing to do so.

                        SALE AND REDEMPTION OF SHARES

Adviser and Select Class shares of the Fund are sold and redeemed at the net asset value of each Series next determined after a purchase or redemption order is received in acceptable form by Firstar Trust Company, the transfer agent for the Fund as described under "Shareholder Services" in the Prospectus. Occasionally orders may be submitted through a broker. It is the broker's responsibility to promptly remit orders to the transfer agent and shares will be purchased as described in the Prospectus. No sales charge or redemption charge is imposed on Select Class shares. No initial sales charge is imposed at the time of purchase on Adviser Class shares; however, a contingent deferred sales charge is imposed on certain redemptions of Adviser Class shares. The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. Any written request to redeem shares must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange as described under "Shareholder Services" in the Prospectus. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

The right to redeem shares may be suspended or payment therefor postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays;
(b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Series of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Series to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Series.

An open account is automatically set up and maintained for each shareholder to facilitate the voluntary accumulation of shares. The open account system makes unnecessary the issuance and delivery of stock certificates, thereby relieving shareholders of the responsibility of safekeeping. Through the open account system, each shareholder is informed of his or her holdings after any transaction affecting the number of shares he or she owns.

There is a $1,000 minimum initial investment for each Series with a minimum of $500 for Individual Retirement Accounts. All minimum dollar amount requirements may be waived for employees and retirees of, and persons associated with, Aetna Inc. or persons electing the Systematic Investment feature.

Checks sent to shareholders who have requested dividends and/or capital gains distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested and credited to the shareholder's account at the then current net asset value. Further, subsequent dividends and distributions will be automatically reinvested and credited to the shareholder's account.

A Series reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of shares by making payment, in whole or in part, in securities chosen by that Series and valued in the same way as they would be valued for purposes of computing that Series' net asset value. If payment is made in securities, a shareholder may incur transactions costs in converting these securities into cash. The Series have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Series is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Series.

                               NET ASSET VALUE

Securities of the Series are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days and long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities. Short-term debt securities maturing in sixty days or less at the date of purchase, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

                                  TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Series and its shareholders which are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Series or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company
Each Series has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Series generally is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (Distribution Requirement), and satisfies certain other requirements of the Code that are described below. Distributions made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (Short-Short Gain Test). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Series may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Series from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Series at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

In general, gain or loss recognized by a Series on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Series held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless elected otherwise), will generally be treated as ordinary income or loss.

In general, for purposes of determining whether capital gain or loss recognized by a Series on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Series grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Series grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Series may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Series on the lapse of, or any gain or loss recognized by a Series from a closing transaction with respect to, an option written by the Series will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Series will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Series may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

Transactions that may be engaged in by a Series (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Series, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments that are not Section 1256 contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256.

A Series may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (PFICs) for federal income tax purposes. If a Series invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (QEF) in which event the Series will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Series receives distributions of any such ordinary earnings or capital gain from the PFIC. If a Series does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized upon sale or other disposition of its interest in the PFIC or any excess distribution received from the PFIC will be allocated ratably over the Series' holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Series' gross income for such year as ordinary income (and the distribution of such portion to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Series level), (3) the Series shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Series thereon) will again be taxable to the shareholders as an ordinary income dividend.

Under proposed Treasury Regulations a Series may be eligible to elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Series' adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Series as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Series' holding period with respect to such PFIC stock commences on the first day of the next taxable year. If a Series makes such election in the first taxable year it holds PFIC stock, the Series will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, each Series must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Series' taxable year, at least 50% of the value of the Series' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Series has not invested more than 5% of the value of the Series' total assets in securities of such issuer and as to which the Series does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Series controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, certain obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home

Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year a Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Series' current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies
A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Series intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Series may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions
Each Series anticipates distributing substantially all of its investment company taxable income for each taxable year. Depending on a Series' investments, distributions may be treated as a net capital gain dividend, an ordinary income dividend, a U.S. Government interest dividend, a qualifying dividend, or an exempt interest dividend. Dividends paid on Select Class and Adviser Class shares are calculated at the same time and in the same manner. In general, dividends on Adviser Class shares are expected to be lower than those on Select Class shares due to the higher distribution expenses borne by the Adviser Class shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Each Series may either retain or distribute to shareholders its net capital gain for each taxable year. Each Series currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Series prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Series' disposition of domestic "small business" stock will be subject to tax.

Conversely, if a Series elects to retain its net capital gain, the Series will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Series elects to retain its net capital gain, it is expected that the Series also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Series on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


Ordinary income dividends paid by a Series with respect to a taxable year may qualify for the dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Series from domestic corporations for the taxable year and if the shareholder meets eligibility requirements in the Code. Generally, substantially all of the dividends paid by Growth and Income, and to a lesser degree, by Aetna Fund, Growth, and Small Company, will qualify for the dividends-received deduction. A dividend received by a Series will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Series has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Series has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of substantially identical stock or securities, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy substantially identical stock or securities, or has otherwise diminished its risk of loss by holding other positions with respect to such (or substantially identical) stock; (2) to the extent that the Series is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code

Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Series or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction.

Alternative minimum tax (AMT) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income (AMTI) over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for that tax and the AMT net operating loss deduction) over $2 million. The corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI for these purposes. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Series into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by a Series from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Series to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Series' assets to be invested in various countries is not known. International Growth anticipates investing substantially in foreign securities. If more than 50% of the value of a Series' total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Series may elect to "pass through" to Series shareholders the amount of foreign taxes paid by the Series. If the Series so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Series, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by a Series that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Series will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Series (or of another Series). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Series, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Series into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Series) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Series will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares
Money Market seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that Money Market will do this. A shareholder will recognize gain or loss on the sale or redemption of shares of a Series in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares (even if the gain is attributable to a dividend that would otherwise be received tax-free by the shareholder). All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Series within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held, or deemed under Code rules to be held, for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (foreign shareholder), depends on whether the income from a Series is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Series is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Series' election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Series, capital gain dividends and exempt-interest dividends and amounts retained by the Series that are designated as undistributed capital gains.

If the income from a Series is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Series will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Series may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Series with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting their investment.

                           PERFORMANCE INFORMATION

Performance information for each class of shares including the yield and effective yield of Money Market, the yield of Bond and Government, and the total return of all Series, may appear in reports or promotional literature to current or prospective shareholders.

Money Market Fund Yields
Current yield for Money Market will be computed by determining the net change, exclusive of capital changes, at the beginning of a seven-day period in the value of a hypothetical investment of one share, subtracting any deductions from shareholder accounts, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1


The yield and effective yield for Money Market for the seven days ended October 31, 1996 were 5.18% and 5.32%, respectively.


30-Day Yield for Non-Money Market Funds
Quotations of yield for Bond and Government will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)(6) - 1]
                                      -----
                                        cd

Where:
   a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

   The yield for Bond for the 30-day period ended October 31, 1996 was 6.12% for the Select Class, and 5.37% for the Adviser Class. The yield for Government for the 30-day period ended October 31, 1996 was 5.65% for the Select Class, and 4.90% for the Adviser Class.

Average Annual Total Return For Non-Money Market Funds
Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Series over a period of one, five and ten years (or, if less, up to the life of the Series), calculated pursuant to the formula:

                                 P(1 + T)(n) = ERV

Where:
   P = a hypothetical initial payment of $1,000
   T = an average annual total return
   n = the number of years
   ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof)

Performance information for a Series may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index (S&P
500), Shearson Lehman Aggregate Bond Index, Dow Jones Industrial Average
(DJIA), or other indices that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of investment companies tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance of other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Series;
(iv) the Morgan Stanley Capital International Europe, Australia, Far East
(EAFE) Index and (v) the Morgan Stanley Capital International Far East Free (FEF ex. Japan) Index.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Series with other measures of investment return. For example: Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


Total Return Quotations as of October 31, 1996:


                           Select Class
                                      Since
                        1 Year      Inception      Inception Date

Money Market              5.44%        4.56%          12/27/91
Government                4.43%        5.34%          12/22/93
Bond                      5.09%        6.72%          12/27/91
Aetna Fund               17.63%       10.78%          12/27/91
Growth and Income        25.69%       12.87%          12/27/91
Growth                   19.82%       19.71%          12/23/93
Index Plus                                            12/10/96
Small Company            19.78%       18.69%          12/23/93
International Growth     15.61%        7.10%          12/27/91
Ascent                   20.94%       20.64%            1/4/95
Crossroads               17.66%       18.07%            1/4/95
Legacy                   14.11%       15.46%            1/4/95
                          Adviser Class

                                      Since
                        1 Year      Inception      Inception Date

Money Market              5.44%        4.55%           4/15/94
Government                2.75%        4.44%           4/15/94
Bond                      3.27%        6.31%           4/15/94
Aetna Fund               15.83%       10.31%           4/15/94
Growth and Income        23.70%       12.50%           4/15/94
Growth                   17.97%       18.81%           4/15/94
Index Plus                                            12/10/96
Small Company            18.02%       17.80%           4/15/94
International Growth     13.67%        6.66%           4/15/94

All figures are based on actual investment performance. Performance figures for the Adviser Class shares reflect the deduction of the maximum contingent deferred sales charge of 1%, assuming shares were redeemed at the end of the period.
   From time to time sales materials and advertisements may include discussions which compare the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Series. In addition, the value of a college education may be expressed in sales and advertising materials as a comparison of salaries between college graduates and non-college graduates.

                             FINANCIAL STATEMENTS


Financial Statements for Aetna Series Fund, Inc., are incorporated herein by reference to the Annual Reports dated October 31, 1996. The Annual Reports are available upon request and without charge by calling 1-800-367-7732 or by writing to Aetna Series Fund, Inc., at 151 Farmington Avenue, Hartford, Connecticut 06156-8962.

                           Aetna Series Fund, Inc.

                     Statement of Additional Information

ASF(S)-1                                                            March 1997

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 24.  Financial Statements and Exhibits
-------------------------------------------

       (a)      Financial Statements:
                (1) Included in Part A:
                      Financial Highlights
                (2) Included in Part B by incorporation by reference to the
                    Fund's Annual Report dated October 31, 1996, as filed electronically with the Securities and Exchange Commission on January 7, 1997 (File No. 811-06352):
                      Audited financial Statements as of October 31, 1996, which include the following:
                      Portfolios of Investments
                      Statements of Assets and Liabilities as of October 31,
                      1996
                      Statements of Operations for the year ended October 31,
                      1996
                      Statements of Changes in Net Assets for the years ended October 31, 1996 and 1995
                      Notes to Financial Statements
                      Independent Auditors' Reports

         (b)      Exhibits:
                  (1)(a) Articles of Incorporation (June 17, 1991), including Articles Supplementary (September 21, 1993, October 22, 1993, September 16, 1994)(2)
                  (1)(b) Articles of Amendment/Supplementary (September 16, 1996, October 10, 1996, October 10, 1996)(1)
                  (2)          By-laws (as amended September 13, 1994)(2)
                  (3)          Not applicable
                  (4) Instruments Defining Rights of Holders (set forth in the Articles of Incorporation)(2)
                  (5)(a)       Form of Investment Advisory Agreement(1)
                  (5)(b)       Form of Subadvisory Agreements(1)
                  (6)(a) Underwriting Agreement between the Registrant and ALIAC(2)
                  (6)(b) Dealer Agreement for Registrant between ALIAC and Aetna Investment Services, Inc. (February 8,
                               1994)(2)
                  (7)          Not applicable
                  (8)(a)(1)    Custodian Agreement - Mellon Bank, N.A.(2)
                  (8)(a)(2) Amendments to Custodian Agreement - Mellon Bank, N.A.(2)
                  (8)(a)(3) Amendment to Custodian Agreement - Mellon Bank, N.A. (October 11, 1996)(3)

                  (8)(a)(4) Custodian Agreement - Brown Brothers Harriman & Company (International Growth Portfolio)(4)
                  (8)(a)(5)    Amendment to Custodian Agreement - Mellon Bank,
                               N.A. (Aetna Index Plus Fund) (3)
                  (9)(a)       Form of Administrative Services Agreement(2)
                  (9)(a)(i) Administrative Services Agreement - Aetna Index Plus Fund(3)
                  (9)(b)       License Agreement(2)
                  (10)(a)      Opinion of Counsel(5)
                  (10)(b)      Consent of Counsel
                  (11)         Consent of Independent Auditors
                  (12)         Not applicable
                  (13)         Not applicable
                  (14)         Not applicable
                  (15)(a)      Distribution Plan(2)
                  (15)(b)      Form of Shareholder Services Plan(2)
                  (16)(a)      Schedule for Computation of Performance Data(6)
                  (16)(b) Schedule for Computation of Performance Date (Index Plus Fund)(3)
                  (17)         See Exhibit 27 below
                  (18)         Multi-Class Plan
                  (19)         Powers of Attorney(7)
                  (27)         Financial Data Schedules

1. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on December 17, 1996.
2. Incorporated herein by reference to Registration Statement on Form N-1A (File No. 33-85620), as filed electronically with the Securities and Exchange Commission on June 28, 1995.
3. Incorporated herein by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on December 10, 1996.
4. Incorporated herein by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on September 20, 1996.
5. Incorporated herein by reference to Registrant's Rule 24f-2 notice for fiscal year ended October 31, 1996, as filed with the Securities and Exchange Commission on December 27, 1996.
6. Incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on February 29, 1996.
7. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-05173), as filed electronically with the Securities and Exchange Commission on September 9, 1996.

Item 25. Persons Controlled by or Under Common Control
------------------------------------------------------

              Registrant is a Maryland Corporation for which separate financial statements are filed.

              A list of all persons directly or indirectly controlled by or under common control with the Registrant is incorporated herein by reference to Item 26 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (File No. 33-75964), as filed electronically with the Securities and Exchange Commission on February 11, 1997.

Item 26. Number of Holders of Securities
----------------------------------------

   (1)  Title of Class                     (2)  Number of Record Holders

                                          Select Class        Adviser Class
Money Market                                     6,169                6,868
Government                                          91                   76
Bond                                             1,000                  139
Aetna Fund                                       2,122                  730
Growth and Income                                1,854               1,697
Growth                                             597                1,515
Small Company                                      433                1,180
International Growth                             1,044                  725
Ascent                                               6                    1
Crossroads                                           5                    1
Legacy                                               5                    1
Index Plus                                           3                    1


Item 27. Indemnification
------------------------

              Article 9, Section (d) of the Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit 24(b)(1) to Registration Statement on Form N-1A (File No. 33-85620), as filed electronically on June 28, 1995, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers errors and omissions liability insurance policy issued by Gulf Insurance Company which expires in October, 1997.

              Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and
              (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 28.  Business and Other Connections of Investment Adviser
--------------------------------------------------------------

             The Investment Adviser, Aetna Life Insurance and Annuity Company, is an insurance company that issues variable and fixed annuities, and variable and universal life insurance policies, and acts as depositor for separate accounts holding assets for variable contracts and policies. The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

 ------------------------------ ----------------------------------- ----------------------------------------------
 Name                           Positions and Offices               Other Principal Position(s) Held
                                with Investment Adviser             Since Oct. 31, 1994/Addresses*/**

 ------------------------------ ----------------------------------- ----------------------------------------------
 Daniel P. Kearney              Director, President and,            President (since December 1995) -- Aetna
                                Executive Officer                   Retirement Services, Inc.; President (since
                                                                    December 1993) -- Aetna Life Insurance and
                                                                    Annuity Company; Executive Vice President
                                                                    (since December 1993) within the Aetna
                                                                    organization; Director, (since 1992) MBIA, Inc.

 Christopher J. Burns           Director and Senior Vice            Director:  Aetna Financial Services, Inc.
                                President                           (since January 1996) and Aetna Investment
                                                                    Services, Inc. (since July 1992) and
                                                                    President, Chief Operations Officer (since
                                                                    November 1996) -- Aetna Investment Services,
                                                                    Inc.

 Laura R. Estes                 Director and Senior Vice President  Senior Vice President, (March 1991 -
                                                                    Present) -- Aetna Life Insurance and Annuity
                                                                    Company.

 Timothy A. Holt                Director, Senior Vice President     Senior Vice President and Chief Financial
                                and Chief Financial Officer         Officer, (since February 1996) -- Aetna Life
                                                                    Insurance and Annuity Company; Vice President
                                                                    (August 1991 - February 1996) within the Aetna
                                                                    organization.

 ------------------------------ ----------------------------------- ----------------------------------------------
 Name                           Positions and Offices               Other Principal Position(s) Held
                                with Investment Adviser             Since Oct. 31, 1994/Addresses*/**

 ------------------------------ ----------------------------------- ----------------------------------------------
 Gail P. Johnson                Director and Vice President         Vice President (December 1992 - Present) --
                                                                    Aetna Life Insurance and Annuity Company.

 John Y. Kim                    Director and Senior Vice President  President (since December 1995) -- Aeltus
                                                                    Investment Management, Inc.; Chief
                                                                    Investment Officer (since May 1994) within
                                                                    the Aetna organization.

 Shaun P. Mathews               Director and Vice President         Vice President (since February 1996), Senior
                                                                    Vice President (March 1991 - Present) --
                                                                    Aetna Life Insurance and Annuity Company;
                                                                    Director:  Aetna Investment Services, Inc.
                                                                    (since July 1993) and Aetna Insurance
                                                                    Company of America (since February 1993).

 Glen Salow                     Director and Vice President         Vice President (1992 - 1995) -- Aetna Life
                                                                    Insurance and Annuity Company.

 Creed R. Terry                 Director and Vice President         Vice President (since February 1996), Market
                                                                    Strategist (August 1995 - February 1996) --
                                                                    Aetna Life Insurance and Annuity Company;
                                                                    President, (1991 - 1995) Chemical Technology
                                                                    Corporation (a subsidiary of Chemical Bank).

 Kirk P. Wickman                Vice President, General Counsel     Vice President and Counsel (since September
                                and Secretary                       1992) within the Aetna organization.

 Deborah Koltenuk               Vice President and Treasurer,       Vice President, Investment Planning and
                                Corporate Controller                Financial Reporting (April 1996 to July
                                                                    1996) -- Aetna Life Insurance Company; Vice
                                                                    President, Investment Planning and Financial
                                                                    Reporting (October 1994 to April 1996) within
                                                                    the Aetna organization.

 ------------------------------ ----------------------------------- ----------------------------------------------
 Name                           Positions and Offices               Other Principal Position(s) Held
                                with Investment Adviser             Since Oct. 31, 1994/Addresses*/**

 ------------------------------ ----------------------------------- ----------------------------------------------
 Frederick D. Kelsven           Vice President and Chief            Director of Compliance (January 1985 to
                                Compliance Officer                  September 1996) -- Nationwide Life Insurance
                                                                    Company.

     * The principal business address of each person named is 151 Farmington Avenue, Hartford, Connecticut 06156.
     ** Certain officers and directors of the investment adviser currently hold (or have held during the past two years) other positions with affiliates of the Registrant that are not deemed to be principal positions.

For information regarding Aeltus Investment Management, Inc. ("Aeltus"), the subadviser for each Series of the Fund, reference is hereby made to "Management" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Aeltus, reference is hereby made to the current Form ADV of Aeltus filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file number of which is 801-9046.

Item 29. Principal Underwriters
-------------------------------

         a) In addition to serving as the principal underwriter and investment adviser for the Registrant, Aetna Life Insurance and Annuity Company (ALIAC) also acts as the principal underwriter and investment adviser for Aetna Variable Fund, Aetna Generation Portfolios, Inc., Aetna Variable Encore Fund, Aetna Income Shares, Aetna Investment Advisers Fund, Inc., Aetna Variable Portfolios, Inc. and Aetna GET Fund (all management investment companies registered under the 1940 Act). Additionally, ALIAC acts as the principal underwriter and depositor for Variable Life Account B and Variable Annuity Accounts B, C and G (separate accounts of ALIAC registered as unit investment trusts under the 1940 Act). ALIAC is also the principal underwriter for Variable Annuity Account I (a separate account of Aetna Insurance Company of America registered as a unit investment trust under the 1940 Act).

(b)  The following are the directors and principal officers of the Underwriter:

Name and Principal                  Positions and Offices                           Positions and Offices
Business Address*                   with Principal Underwriter                      with Registrant
-----------------                   --------------------------                      ---------------

Daniel P. Kearney                   Director and President                          Director

Timothy A. Holt                     Director, Senior Vice President and Chief       Director
                                    Financial Officer



Christopher J. Burns                Director and Senior Vice President

Laura R. Estes                      Director and Senior Vice President

Gail P. Johnson                     Director and Vice President

John Y. Kim                         Director and Senior Vice President

Shaun P. Mathews                    Director and Vice President                     Director and President

Glen Salow                          Director and Vice President

Creed R. Terry                      Director and Vice President

Kirk P. Wickman                     Vice President, General Counsel and Secretary

Deborah Koltenuk                    Vice President and Treasurer, Corporate
                                    Controller

Frederick D. Kelsven                Vice President and Chief Compliance Officer

* The principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156.

         (c)      Not applicable.


Item 30. Location of Accounts and Records
-----------------------------------------

              As required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder, the Registrant and its investment adviser, ALIAC, maintain physical possession of each account, book or other documents, at their principal place of business located at:

                                    151 Farmington Avenue
                                    Hartford, Connecticut 06156.

              Shareholder records are maintained by the transfer agent, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53261.

Item 31. Management Services
----------------------------

         Not applicable.

Item 32. Undertakings
---------------------

         The Registrant undertakes that if requested by the holders of at least 10% of a Fund's outstanding shares, the Registrant will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting as if Section 16(c) of the Investment Company Act of 1940 applied.

         The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut, on the 21st day of February, 1997.


                                                       AETNA SERIES FUND, INC.
                                                       -----------------------
                                                           Registrant

                                                       By  Shaun P. Mathews*
                                                           -----------------
                                                           Shaun P. Mathews
                                                           President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons on February 21, 1997 in the capacities indicated.

Signature                                    Title
---------                                    -----

Shaun P. Mathews*                            President and Director
------------------------------------------   (Principal Executive Officer)
Shaun P. Mathews

Morton Ehrlich*                              Director
------------------------------------------
Morton Ehrlich

Maria T. Fighetti*                           Director
------------------------------------------
Maria T. Fighetti

David L. Grove*                              Director
------------------------------------------
David L. Grove

Daniel P. Kearney*                           Director
------------------------------------------
Daniel P. Kearney

Timothy A. Holt*                             Director
------------------------------------------
Timothy A. Holt

Sidney Koch*                                 Director
------------------------------------------
Sidney Koch

Corine T. Norgaard*                          Director
------------------------------------------
Corine T. Norgaard

Richard G. Scheide*                          Director
------------------------------------------
Richard G. Scheide

J. Scott Fox*                                Vice President and Treasurer
------------------------------------------   (Principal Financial and
J. Scott Fox                                 Accounting Officer)


By:  /s/Julie E. Rockmore
     ----------------------------------
         *Julie E. Rockmore
           Attorney-in-Fact

                             AETNA SERIES FUND, INC.
                                  EXHIBIT INDEX

Exhibit No.            Exhibit                                                                         Page
-----------            -------                                                                         ----

99-b(1)(a)             Articles of Incorporation (June 17, 1991), including Articles                     *
                       Supplementary (September 21, 1993, October 22, 1993, September 16, 1994)

99-b(1)(b)             Articles of Amendment/Supplementary (September 16, 1996, October 10,              *
                       1996, October 10, 1996)

99-b(2)                By-laws (as amended September 13, 1994)                                           *

99-b(4)                Instruments Defining Rights of Holders (set forth in the Articles of              *
                       Incorporation)

99-b(5)(a)             Form of Investment Advisory Agreement                                             *

99-b(5)(b)             Form of Subadvisory Agreement                                                     *

99-b(6)(a)             Underwriting Agreement between the Registrant and ALIAC                           *

99-b(6)(b)             Dealer Agreement for Registrant between ALIAC and Aetna Investment                *
                       Services, Inc. (February 8, 1994)

99-b(8)(a)(1)          Custodian Agreement - Mellon Bank, N.A.                                           *

99-b(8)(a)(2)          Amendments to Custodian Agreement - Mellon Bank, N.A.                             *

99-b(8)(a)(3)          Amendment to Custodian Agreement - Mellon Bank, N.A. (October 11, 1996)           *

99-b(8)(a)(4)          Custodian Agreement - Brown Brothers Harriman & Company (International            *
                       Growth Portfolio)

99-b(8)(a)(5)          Amendment to Custodian Agreement - Mellon Bank, N.A. (Aetna Index Plus            *
                       Fund)

99-b(9)(a)             Form of Administrative Services Agreement                                         *

99-b(9)(a)(i)          Administrative Services Agreement - Aetna Index Plus Fund                         *

99-b(9)(b)             License Agreement                                                                 *

99-b(10)(a)            Opinion of Counsel                                                                *

99-b(10)(b)            Consent of Counsel
                                                                                                        ---

99-b(11)               Consent of Independent Auditors
                                                                                                        ---

99-b(15)(a)            Distribution Plan                                                                 *

*Incorporated by reference

Exhibit No.            Exhibit                                                                         Page
-----------            -------                                                                         ----

99-b(15)(b)            Form of Shareholder Services Plan                                                 *


99-b(16)(a)            Schedule for Computation of Performance Data                                      *

99-b(16)(b)            Schedule for Computation of Performance Data (Index Plus Fund)                    *

99-b(18)               Multi-Class Plan
                                                                                                        ---

99-b(19)               Powers of Attorney                                                                *

27                     Financial Data Schedules
                                                                                                       ----

*Incorporated by reference